     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2000


                                                       REGISTRATION NO. 33-00628
                                                                        811-4424
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 29                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 31                                           [X]


                        VAN KAMPEN LIFE INVESTMENT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                              A. THOMAS SMITH III
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on April 28, 2000 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) 1999 pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
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                            [VAN KAMPEN FUNDS LOGO]

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                           ASSET ALLOCATION PORTFOLIO



The Asset Allocation Portfolio is a mutual fund with the investment objective to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.



Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   9
Purchase of Shares................................  10
Redemption of Shares..............................  11
Dividends, Distributions and Taxes................  11
Financial Highlights..............................  13
Appendix -- Description of Securities Ratings..... A-1



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate-and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, investment grade intermediate- and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The composition of the Portfolio will vary from time to time to reflect the investment adviser's views on economic and market trends and the anticipated relative total investment return available from a particular type of security. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the relative total return for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock market, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The prices of debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying common stock.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Portfolio generally invests in investment grade-quality debt securities, therefore, the Portfolio is subject to a lower level of credit risk than a portfolio that invests solely or primarily in lower-grade securities. Securities rated in the lowest of the four investment grades are considered to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:


- Seek high total investment return over the long term

- Can withstand volatility in the value of their shares in the Portfolio


- Wish to add to their investment holdings a portfolio that invests in a varying mix of equity, debt securities and money market securities seeking high total investment return


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                              1.89
1991                                                                             27.05
1992                                                                              7.29
1993                                                                              7.70
1994                                                                             -3.66
1995                                                                             31.36
1996                                                                             13.87
1997                                                                             21.81
1998                                                                             15.67
1999                                                                              4.94


The Portfolio's return for the three-month period ended March 31, 2000 was 2.22%.


During the ten-year period shown in the bar chart, the highest quarterly return was 11.04% (for the quarter ended December 31, 1998) and the lowest quarterly return was -7.45% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Standard & Poor's 500-Stock Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio, and with the Lipper Flexible Portfolio Fund Index**, an index of funds with similar investment objectives. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past     Past 10
    December 31, 1999  1 Year   5 Years    Years
-------------------------------------------------------
    Van Kampen Asset
    Allocation
    Portfolio--Class
    I Shares            4.94%   17.21%     12.29%
 .......................................................
    Standard & Poor's
    500-Stock Index    21.04%   28.56%     18.21%
 .......................................................
    Lipper Flexible
    Portfolio Fund
    Index               9.82%   16.37%     12.23%
 .......................................................



* The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


** The Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds.



                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION



Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Asset Allocation Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek a high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accrual) and capital appreciation or depreciation. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of equity securities, investment grade intermediate- and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The Portfolio's investment adviser may vary the composition of the Portfolio from time to time based upon its evaluation of economic and market trends and the anticipated relative total investment return available from a particular type of security. Accordingly, the

Portfolio may, at any given time, be substantially invested in equity securities, debt securities or money market securities. Achieving the Portfolio's investment objective depends on the investment adviser's ability to assess the effect of economic and market trends on different sectors of the market.

Common stocks are equity securities of a corporation or other entity that entitle the holder to a pro rata share of the profits of a corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock or other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The common stocks in which the Portfolio invests will be primarily those of large capitalization companies with characteristics including a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management skills. The Portfolio's investment adviser believes that companies that conform most closely to these characteristics often tend to exhibit generally consistent earnings growth. Among the types of securities in which the Portfolio may invest, the investments in common stocks generally exhibit the greatest market risk, which at times can substantially impact the market value of the Portfolio, sometimes suddenly and sharply.

The Portfolio may invest in intermediate- and long-term debt securities (including preferred stock, convertible preferred stock and convertible debt securities) which are rated at the time of purchase BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities determined by the Portfolio's investment adviser to be of comparable quality at the time of purchase. To the extent investments are made in fixed-income securities, the Portfolio will invest primarily in such securities which are rated A or better by either rating agency. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of debt securities generally vary inversely with changes in prevailing interest rates and generally vary more for debt securities with longer maturities. The Portfolio is not limited as to the maturities of the debt securities it may purchase and the debt securities in which the Portfolio intends to invest are those with intermediate- or longer-maturities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater price fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.


The Portfolio may invest money market securities including securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances or other obligations of certain domestic banks and repurchase agreements. Money market securities generally have low market risk and credit risk but also generally have a low potential for total investment return.


Because of the fully managed approach of the Portfolio, the Portfolio's turnover rate may be greater than other portfolios and result in increased transaction costs, including higher brokerage charges, which may adversely impact the Portfolio's performance.


                      RISKS OF INVESTING IN SECURITIES OF
                                FOREIGN ISSUERS



The Portfolio may invest up to 25% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock or bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock or bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock or bond index options or stock or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases the a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective of high total investment return.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:



             Average Daily          % Per
              Net Assets            Annum
-----------------------------------------------
     First $500 million             0.50%
 ...............................................
     Next $500 million              0.45%
 ...............................................
     Over $1 billion                0.40%
 ...............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.33% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accor-dance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Asset Allocation Portfolio is managed by a group of Portfolio Managers headed by John Cunniff, Senior Portfolio Manager. Mr. Cunniff and Raj Wagle are responsible for allocating the Portfolio's assets between the equity and fixed-income categories. Mr. Cunniff has been affiliated with the Portfolio since March 1996. Mr. Cunniff has been a Vice President and Director of Equity Research with the Adviser since October 1995. Prior to October 1995, Mr. Cunniff was a portfolio manager for three years with Templeton Quantitative Advisors, a subsidiary of the Franklin Group.



Mr. Cunniff and Tom Copper are responsible for the day-to-day management of the Portfolio's equity investments. Mr. Copper has been affiliated with the Portfolio since April 1999. Mr. Copper has been Vice President and Portfolio Manager of the Adviser since December 1986.



Mr. Wagle has been affiliated with the Portfolio since April 1999. Mr. Wagle has been Portfolio Manager of the Adviser since April 1999 and a Quantitative Equity Analyst of the Adviser since February 1998. Prior to November 1997, he was an Equity Analyst with Aeltus Investment Management. Prior to December 1995, he was with Oppenheimer & Company for three years. He was an Equity Analyst for two years and spent his first year as a Research Associate.



Kelly Gilbert is responsible for the day-to-day management of the Portfolio's fixed-income investments. Ms. Gilbert has been affiliated with the Portfolio since June 1999. Ms. Gilbert joined the Adviser and Advisory Corp. in September 1995 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to September 1995, Ms. Gilbert was a corporate bond trader for 2 years at ABN AMRO, N.A., a foreign owned bank.






                               PURCHASE OF SHARES



The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois

60181-5555, acts as the distributor of the shares. The Trust and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio is valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gain distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                  Year Ended December 31,
        ASSET ALLOCATION PORTFOLIO                1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................       $13.384      $11.910      $11.352      $ 11.64      $ 9.99
                                                 -------      -------      -------      -------      ------
  Net Investment Income...................          .459         .425         .513         .482         .48
  Net Realized and Unrealized Gain/Loss...          .115        1.416        1.897        1.083      2.6425
                                                 -------      -------      -------      -------      ------

Total from Investment Operations..........          .574        1.841        2.410        1.565      3.1225
                                                 -------      -------      -------      -------      ------

Less:
  Distributions from Net Investment
     Income...............................          .451         .013         .518         .478       .4775
  Distributions from Net Realized Gain....         1.359         .354        1.334        1.375        .995
                                                 -------      -------      -------      -------      ------

Total Distributions.......................         1.810         .367        1.852        1.853      1.4725
                                                 -------      -------      -------      -------      ------

Net Asset Value, End of the Period........       $12.148      $13.384      $11.910      $11.352      $11.64
                                                 =======      =======      =======      =======      ======

Total Return*.............................         4.94%       15.67%       21.81%       13.87%      31.36%
Net Assets at End of the Period (In
  millions)...............................       $  53.4      $  61.5      $  63.3      $  63.9      $ 63.0
Ratio of Expenses to Average Net
  Assets*.................................          .60%         .60%         .60%         .60%        .60%
Ratio of Net Investment Income to Average
  Net Assets*.............................         3.41%        3.17%        3.86%        3.78%       3.85%
Portfolio turnover........................           78%          93%          58%         118%        124%

*If certain expenses had not been assumed
 by the Adviser, Total Return would have
 been lower and the ratios would have been
 as follows:
Ratio of Expenses to Average Net Assets...          .77%         .72%         .71%         .81%        .74%
Ratio of Net Investment Income to Average
  Net Assets..............................         3.24%        3.05%        3.75%        3.57%       3.71%

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                               1. LONG-TERM DEBT



Investment Grade



AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



Speculative Grade



BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of non credit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



                              2. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                               1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK



Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                              4. COMMERCIAL PAPER



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com

VAN KAMPEN LIFE INVESTMENT TRUST

-- ASSET ALLOCATION PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust

-- Asset Allocation Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Life Investment Trust

-- Asset Allocation Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                                      LIT PRO AA
I 4/00

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST


                           ASSET ALLOCATION PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Asset Allocation Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Asset
                 Allocation Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]

                                   VAN KAMPEN
                            LIFE  INVESTMENT  TRUST

                              COMSTOCK  PORTFOLIO



The Comstock Portfolio is a mutual fund with the investment objective to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.




Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   4
Investment Objective, Policies and Risks..........   4
Investment Advisory Services......................   7
Purchase of Shares................................   9
Redemption of Shares..............................  10
Dividends, Distributions and Taxes................  10
Financial Highlights..............................  12



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies believed to possess the potential for capital growth and income. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the growth and income potential for such securities materially change. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risks that the valuations never improve or that the returns on "value" equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasize a "value" style of investing in equity securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.


                            PERFORMANCE INFORMATION


The Comstock Portfolio commenced investment operations as of April 30, 1999. Accordingly, the Portfolio does not have a full calendar year of historical annual performance or comparative performance to provide to investors.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Comstock Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



In selecting securities for investment, the Portfolio will focus primarily on the security's potential for capital growth and income. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructurings or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in equity securities, consisting principally of common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stock and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.



The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.



                        RISKS OF INVESTING IN SECURITIES



                               OF FOREIGN ISSUERS



The Portfolio may invest up to 15% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges for over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 10% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the

"Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.60%
 ..............................................
    Over $500 million                0.55%
 ..............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar months. Such fee is payable for each a calendar month as soon as practicable after the end of the month.



After voluntary fee waivers, the effective advisory fee rate was 0.00% for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Comstock Portfolio is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been primarily responsible for managing the Comstock Portfolio's investment portfolio since its inception. Mr. Baker has been a Senior Vice President since March 1999 and a Vice President and a Portfolio Manager of the Adviser and Advisory Corp. since June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of the Adviser. Mr. Baker has been employed by the Adviser since 1991.



Portfolio Managers Jason S. Leder and Kevin C. Holt have been responsible as co-managers for the day-to-day management of the Comstock Portfolio's investment portfolio since its inception and August 1999, respectively. Mr. Leder has been a Vice President of the Adviser and Advisory Corp. since March 1999 and an Assistant Vice President of the Adviser and Advisory Corp. since October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of the Adviser. Prior to February 1995, Mr. Leder was a Securities Analyst for almost two years with Salomon Brothers, Inc.

Mr. Holt has been a Vice President of the Adviser since August 1999. Prior to joining the Adviser, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management. Mr. Holt was a Senior Financial Analyst with Harris Trust and Savings Bank from August 1989 to August 1994.





                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class or shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gain distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Portfolio will be subject to a 4% excise tax on the undistributed amounts. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the

Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past fiscal period. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.






                                                  April 30, 1999
                                                 (Commencement of
                                            Investment Operations) to
           COMSTOCK PORTFOLIO                   December 31, 1999
------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the
  Period................................             $10.000
                                                     -------
  Net Investment Income.................                .101

  Net Realized and Unrealized Gain......               (.655)
                                                     -------
Total from Investment Operations........               (.554)

Less Distributions from and in Excess of
  Net Investment Income.................                .134
                                                     -------
Net Asset Value, End of the Period......             $ 9.312
                                                     =======
Total Return*...........................              (5.53%)**
Net Assets at End of the Period (In
  millions).............................             $   1.6
Ratio of Expenses to Average Net
  Assets*...............................                .95%
Ratio of Net Investment Income to
  Average Net Assets*...................               1.99%
Portfolio Turnover......................                 42%**

*If certain expenses had not been
 assumed by the Adviser, Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets................................              10.36%
Ratio of Net Investment Income to
  Average Net Assets....................              (7.42%)


** Non-Annualized

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- COMSTOCK PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Comstock Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Comstock Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                              LIT PRO COM I 4/00

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                               COMSTOCK PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Comstock
                 Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                           DOMESTIC  INCOME PORTFOLIO



The Domestic Income Portfolio is a mutual fund with the primary investment objective to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objectives, Policies and Risks.........   5
Investment Advisory Services......................  11
Purchase of Shares................................  12
Redemption of Shares..............................  13
Dividends, Distributions and Taxes................  13
Financial Highlights..............................  15
Appendix -- Description of Securities Ratings..... A-1



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                             INVESTMENT OBJECTIVES


The Portfolio is a mutual fund with the primary investment objective to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objectives by investing primarily in a portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by Standard & Poor's ("S&P") or rated B or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the Portfolio's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P or rated Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see the appendix to the prospectus for an explanation of quality ratings).



The Portfolio buys and sells securities with a view towards seeking current income and, secondarily, capital appreciation. In considering portfolio securities transactions, the investment adviser considers, among other things, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Portfolio's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The Portfolio's investment adviser evaluates each individual security for income potential, credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved or is anticipated to improve in the future.



The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objectives.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to maintain the dollar-weighted average duration of the Portfolio between four to six years. This means the Portfolio generally will be subject to greater market risk than a portfolio that owns only shorter term securities but lesser market risk than a portfolio that owns only longer term securities. Lower-grade securities, especially those with longer durations or that do not make regular interest payments, may be more volatile and decline more in price in response to negative issuer or general economic news than higher-grade securities.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Portfolio may invest in securities with below investment grade credit quality, therefore the Portfolio is subject to a higher level of credit risk than a portfolio that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. The Portfolio may incur higher expenses to protect the Portfolio's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of callable securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objectives and strategies, the Portfolio may be appropriate for investors who:

- Seek current income and capital appreciation over the long term

- Are willing to take on the increased risks of medium- and lower-grade securities in exchange for potentially higher income


- Wish to add to their investment holdings a portfolio that invests primarily in income securities, including medium- and lower-grade income securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             -7.23
1991                                                                             21.23
1992                                                                              12.5
1993                                                                             16.32
1994                                                                             -4.33
1995                                                                             21.37
1996                                                                              6.68
1997                                                                             11.90
1998                                                                              6.34
1999                                                                             -1.55


The Portfolio's return for the three-month period ended March 31, 2000 was 1.26%.

During the ten-year period shown in the bar chart, the highest quarterly return was 7.16% (for the quarter ended June 30, 1995) and the lowest quarterly return was -5.97% (for the quarter ended September 30, 1990).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Index of BBB Corporate Bonds*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Domestic Income
    Portfolio--
    Class I Shares     -1.55%    8.69%       7.88
 .......................................................
    Lehman Brothers
    Index of BBB
    Corporate Bonds    -0.82%    8.49%      8.48%
 .......................................................



* The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index, which reflects the general performance of corporate bonds.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios including this Domestic Income Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS



The primary investment objective of the Portfolio is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. The investment objectives of the Portfolio are fundamental policies and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objectives.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objectives by investing primarily in a portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower-rated and unrated securities. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by S&P or rated B or higher by Moody's or unrated securities judged by the Portfolio's investments adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P or Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.



                               UNDERSTANDING


                              QUALITY RATINGS



Security ratings are based on the issuer's ability to pay interest and repay the principal. Debt Securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.



         S&P       Moody's    Meaning
------------------------------------------------------
         AAA       Aaa        Highest quality
 ......................................................
          AA       Aa         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         BBB       Baa        Average quality
------------------------------------------------------
          BB       Ba         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         CCC       Caa        Poor quality
 ......................................................
          CC       Ca         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
           D       --         In default
 ......................................................



In buying and selling securities for the Portfolio, the investment adviser considers, among other thing, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Portfolio's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The investment adviser evaluates each individual security for income potential, credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing solely in higher-grade securities.


In general, the prices of income securities vary inversely with interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. In general, longer-maturity income securities offer higher yields than shorter-maturity income securities, all other factors, including credit quality, being equal; however, for a given change in interest rates, longer-maturity income securities generally fluctuate more in price (gaining or losing more in value) than shorter-maturity income securities. While the Portfolio has no policy limiting the maturities of the income securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years. Duration is a measure of the expected life of an income security that was developed as an alternative to the concept of "term to maturity." Duration incorporates an income security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.


In general, medium- and lower-grade securities provide higher yields than higher-grade securities of similar maturity but are subject to greater risks, including greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Lower-grade securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while securities of the same maturity and coupon with different ratings may have the same yield. See "Risks of Investing in Lower-Grade Securities" below.



The Portfolio may invest in securities not producing immediate cash income when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Portfolio's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery" below.


Although the Portfolio invests primarily in domestic income securities, the Portfolio may invest up to 25% of its total assets based on the market value at the time of investment in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Risks of Investing in Securities of Foreign Issuers" below.


Income securities in which the Portfolio may invest include the following:

STRAIGHT INCOME SECURITIES. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date, and preferred stock, which generally has a fixed or variable dividend rate (and, unlike interest on debt securities, such dividends must be declared by the issuer's board of directors before becoming payable) and may be subject to optional or mandatory redemption provisions. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

PAY-IN-KIND INCOME SECURITIES. These pay interest in additional income securities rather than in cash.

ZERO-COUPON SECURITIES. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and federal income tax purposes.

ZERO-FIXED-COUPON SECURITIES. These are zero-coupon securities which convert on a specified date to interest-bearing income securities.

The Portfolio may invest in securities rated below B by both S&P and Moody's, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of income or equity securities. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities. Equity securities as referred to herein do not include preferred stocks (which the Portfolio considers income securities). This limitation does not require the Portfolio to sell a portfolio security because its rating has been changed.

Securities rated below B by both S&P and Moody's often include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Securities of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio may invest in deep discount securities when the Portfolio's investment adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

A security purchased at a deep discount may pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Portfolio's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


Other investment practices and risks of the Portfolio are described under the heading "Other Investment Practices and Risk Factors."



                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES



Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Portfolio.



Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Portfolio's securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery on such amounts.


Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Portfolio's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Portfolio and thus in the net asset value of the Portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Portfolio's investment adviser is responsible for determining the net asset value of the Portfolio, subject to the supervision of the Portfolio's Board of Trustees. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade securities held in the Portfolio's portfolio, the ability of the Portfolio's investment adviser to value the Portfolio's securities becomes more difficult and the investment adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data.

New or proposed laws may have an impact on the market for lower-grade securities. The Portfolio's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The Portfolio will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Portfolio's investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Portfolio to dispose of a security. The Portfolio's investment adviser continuously monitors the issuers of securities held in the Portfolio. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

The table below sets forth the percentages of the Portfolio's assets invested during the fiscal year ended December 31, 1999 in the various S&P's and Moody's rating categories and in unrated securities determined by the Portfolio's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Portfolio during the 1999 fiscal year computed on a monthly basis.


                           Period Ended December 31, 1999
                                           Unrated Securities of
                      Rated Securities      Comparable Quality
                     (As a Percentage of    (As a Percentage of
    Rating Category   Portfolio Value)       Portfolio Value)
--------------------------------------------------------------------
    AAA/Aaa                 2.01%                  0.00%
 ....................................................................
    AA/Aa                   2.30%                  0.00%
 ....................................................................
    A/A                    17.47%                  0.00%
 ....................................................................
    BBB/Baa                59.77%                  0.00%
 ....................................................................
    BB/Ba                  16.74%                  1.71%
 ....................................................................
    Percentage of
    Rated and
    Unrated
    Securities             98.29%                  1.71%
 ....................................................................



The percentages of the Portfolio's assets invested in securities of various grades may vary from time to time from those listed above.



                      RISKS OF INVESTING IN SECURITIES OF



                                FOREIGN ISSUERS



The Portfolio may invest up to 25% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of developing or emerging market countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



                  OTHER INVESTMENT PRACTICES AND RISK FACTORS



The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities potential relative to the Portfolio's investment objectives has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for current income or capital appreciation on these securities will tend to be lower than the potential for current income or capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objectives.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:



                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.50%
 ..............................................
    Next $500 million                0.45%
 ..............................................
    Over $1 billion                  0.40%
 ..............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.00% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser of Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Domestic Income Portfolio is managed by Kelly Gilbert, a Vice President of the Adviser, and Reid Hill, an Assistant Vice President of the Adviser. Ms. Gilbert joined the Adviser and Advisory Corp. in September 1995 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to September 1995, Ms. Gilbert was a corporate bond trader for 2 years at ABN AMRO, N.A., a foreign owned bank. Ms. Gilbert has been affiliated with the Portfolio since June 1999.



Reid Hill joined the Adviser in 1995 and Advisory Corp. in 1992 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1998. Mr. Hill has been affiliated with the Portfolio since June 1999.





                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the

Statement of Additional Information for further information.


Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                   Year Ended December 31,
       DOMESTIC INCOME PORTFOLIO              1999           1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the
  Period...............................      $8.748         $8.252         $8.008         $ 8.21         $  7.35
                                             ------         ------         ------         ------         -------

  Net Investment Income................        .611           .614           .704           .755             .71
  Net Realized and Unrealized
     Gain/Loss.........................       (.738)         (.096)          .252          (.212)          .8525
                                             ------         ------         ------         ------         -------

Total from Investment Operations.......       (.127)          .518           .956           .543          1.5625

Less Distributions from Net Investment
  Income...............................        .580           .022           .712           .745           .7025
                                             ------         ------         ------         ------         -------

Net Asset Value, End of the Period.....      $8.041         $8.748         $8.252         $8.008         $  8.21
                                             ======         ======         ======         ======         =======

Total Return*..........................      (1.55%)         6.34%         11.90%          6.68%          21.37%
Net Assets at End of the Period (In
  millions)............................      $ 16.3         $ 17.9         $ 17.2         $ 19.8         $  26.6
Ratio of Expenses to Average Net
  Assets*(a)...........................        .61%           .60%           .60%           .60%            .60%
Ratio of Net Investment Income to
  Average Net Assets*..................       7.43%          7.29%          7.74%          7.97%           8.11%
Portfolio Turnover.....................         74%            46%            78%            77%             54%

*If certain expenses had not been
 assumed by the Adviser, Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets...............................       1.10%          1.09%          1.05%          1.29%            .93%
Ratio of Net Investment Income to
  Average Net Assets...................       6.94%          6.80%          7.29%          7.28%           7.78%



(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 1999.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                               1. LONG-TERM DEBT


Investment Grade



AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



Speculative Grade



BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of non credit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



                              2. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                               1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK



Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                              4. COMMERCIAL PAPER



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF

For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- DOMESTIC INCOME PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Domestic Income Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Domestic Income Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                                      LIT PRO DI
I 4/00

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST


                           DOMESTIC INCOME PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Domestic Income Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Domestic
                 Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO



The Emerging Growth Portfolio is a mutual fund with the investment objective to seek capital appreciation.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   9
Purchase of Shares................................  10
Redemption of Shares..............................  12
Dividends, Distributions and Taxes................  12
Financial Highlights..............................  13



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek capital appreciation.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises. Investing in such companies involves risks not ordinarily associated with investments in larger, more established companies. The Portfolio's investment adviser uses a "bottom up" investment strategy in stock selection focusing on those companies that it believes have rising earnings expectations and rising valuations. The Portfolio seeks growth companies with long-term capital appreciation potential. The Portfolio generally sells securities when earnings expectations or valuations flatten or decline. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "growth" style of investing. The market values of such securities may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks.



RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's investment adviser believe are emerging growth companies are often companies with limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of emerging growth companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Are willing to take on the increased risks of investing in emerging growth companies in exchange for potentially higher capital appreciation

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their holdings a portfolio that invests primarily in common stocks of emerging growth companies



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the four calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             16.55
1997                                                                             20.42
1998                                                                             37.56
1999*                                                                           104.38


* The Portfolio's performance during the one-year period ended December 31, 1999 is largely attributable to investments in the technology sector, which performed favorably for the period. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can be replicated in the future. As the Portfolio expects to have a substantial portion of its assets invested in equity securities of emerging growth companies, the Portfolio will be subject to more volatility and erratic movements than the market in general.



The Portfolio's return for the three-month period ended March 31, 2000 was 25.42%.



During the four-year period shown in the bar chart, the highest quarterly return was 60.58% (for the quarter ended December 31, 1999) and the lowest quarterly return was -12.05% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the portfolio: the Russell 2000 Stock Index* and the Standard & Poor's Midcap 400 Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1999  1 Year   Inception
---------------------------------------------
    Van Kampen
    Emerging Growth
    Portfolio--Class
    I Shares           104.38%     40.58%(1)
 .............................................
    Russel 2000
    Stock Index        21.26%      15.21%(2)
 .............................................
    Standard & Poor's
    Midcap 400 Index   14.72%      21.46%(2)
 .............................................



Inception dates: (1) 7/3/95, (2) 6/30/95.


* The Russell 2000 Stock Index is a small capitalization stock benchmark composed of the smallest 2,000 companies of the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on market capitalization). Based on the Portfolio's asset composition, the Portfolio's investment adviser believes adding the Standard & Poor's Midcap 400 Index is a more appropriate benchmark for the Portfolio, and the Russell 2000 Index will not be shown in future prospectuses of the Portfolio.


** The Standard & Poor's Midcap 400 is an unmanaged market-weighted index of 400 domestic mid-capitalization stocks.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including the Emerging Growth Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its a own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective of capital appreciation. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio focuses on those companies that exhibit rising earnings expectations and rising valuations. In selecting securities for investment, the Portfolio generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Portfolio's investment adviser expects that many of the companies in which the Portfolio invests will, at the time of investment, be experiencing high rates of earnings growth. The securities of such companies may trade at higher price to earnings ratios relative to more established companies and rates of earnings growth may be volatile.



The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special situations, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources, or unusual developments, such as mergers, liquidations or principal buyouts. Investments in smaller or unseasoned companies or companies with special situations often involve much greater risks than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is advisable to do so. The Portfolio generally sells securities when earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance or appreciation possibilities offered by individual securities, a change in the market trend or other factors affecting an individual security, a change in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Portfolio's assets, the Portfolio's investment adviser may sell a portion of the position held.



The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.



The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests primarily in common stocks, it may invest in preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of the convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter duration than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



                        RISKS OF INVESTING IN SECURITIES



                               OF FOREIGN ISSUERS



The Portfolio may invest up to 20% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issues in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts or options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                              % Per
    Average Daily Net Assets  Annum
---------------------------------------
    First $500 million        0.70%
 .......................................
    Next $500 million         0.65%
 .......................................
    Over $1 billion           0.60%
 .......................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.67% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.

Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Emerging Growth Portfolio is managed by a team of portfolio managers headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been a Senior Vice President of the Adviser and Advisory Corp. since September 1995. Mr. Lewis became a Vice President and Portfolio Manager of the Adviser in June 1991. Mr. Lewis has been employed by the Adviser since September 1986. He has been affiliated with the Portfolio since its inception.



Portfolio Managers Dudley Brickhouse, Matthew Hart, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Portfolio.



Mr. Brickhouse has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Brickhouse became an Associate Portfolio Manager of the Adviser and Advisory Corp. in September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank Investment Management where he had worked since 1995. He has been affiliated with the Portfolio since September 1997.



Mr. Hart has been a Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Hart, a Portfolio Manager since January 1998, became Associate Portfolio Manager of the Adviser and Advisory Corp. in August 1997. Prior to August 1997, Mr. Hart was with AIM Capital Management, Inc. since June 1992. His last position in the AIM portfolio area was as a convertible bonds analyst. Mr. Hart has been affiliated with the Portfolio since January 2000.



Ms. Luby has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Ms. Luby became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Luby was an Associate Portfolio Manager of the Adviser since July 1995. Prior to July 1995, she spent eight years at AIM Capital Management, Inc. where she worked five years in the accounting department and three years in the investment area. Her last position in the AIM investment area was as Senior Securities Analyst. Ms. Luby is also the portfolio manager for various unit investment trusts managed by the Adviser or its affiliates since August 1999. She has been affiliated with the Portfolio since July 1995.



Mr. Walker has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Walker became an Assistant Vice President of the Adviser and Advisory Corp. in June 1995. Prior to April 1996, Mr. Walker was a Quantitative Analyst of the Adviser and has worked for the Adviser since October 1990. Mr. Walker is also the portfolio manager for various unit investment trusts managed by the Adviser or its affiliates since September 1997. Mr. Walker has been affiliated with the Portfolio since May 1996.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.

                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the Annual Report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the Annual Report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.





                                                                                             July 3, 1995
                                                                                           (Commencement of
                                                    Year Ended December 31,            Investment Operations) to
       EMERGING GROWTH PORTFOLIO             1999       1998       1997       1996         December 31, 1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................    $22.615    $16.450    $13.660    $ 11.72            $10.00
                                            -------    -------    -------    -------            ------

  Net Investment Loss...................      (.012)     (.014)     (.007)     (.016)             (.08)
  Net Realized and Unrealized Gain......     23.619      6.186      2.797      1.956              1.80
                                            -------    -------    -------    -------            ------

Total from Investment Operations........     23.607      6.172      2.790      1.940              1.72
Less Distributions in Excess of Net
  Investment Income.....................        -0-       .007        -0-        -0-               -0-
                                            -------    -------    -------    -------            ------

Net Asset Value, End of the Period......    $46.222    $22.615    $16.450    $13.660            $11.72
                                            =======    =======    =======    =======            ======

Total Return*...........................    104.38%     37.56%     20.42%     16.55%            17.20%**
Net Assets at End of the Period (In
  millions).............................    $ 263.5    $  33.4    $  10.5    $   5.2            $  2.3
Ratio of Expenses to Average Net
  Assets*...............................       .85%       .85%       .85%       .85%             2.50%
Ratio of Net Investment Loss to Average
  Net Assets*...........................      (.17%)     (.23%)     (.11%)     (.17%)           (1.45%)
Portfolio Turnover......................        96%        91%       116%       102%               41%**

*If certain expenses had not been
 assumed by the Adviser, Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets................................       .88%      1.23%      2.14%      3.28%             5.40%
Ratio of Net Investment Loss to Average
  Net Assets............................      (.20%)     (.61%)    (1.40%)    (2.60%)           (4.35%)

** Non-Annualized

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


Peter W. Hegel*

Vice President

Michael H. Santo*
Vice President


John H. Zimmerman, III*

Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST - EMERGING GROWTH PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                               LIT PRO EM I 4/00

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Emerging Growth Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Emerging
                 Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                             ENTERPRISE  PORTFOLIO



The Enterprise Portfolio is a mutual fund with the investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.



Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   4
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   8
Purchase of Shares................................  10
Redemption of Shares..............................  11
Dividends, Distributions and Taxes................  11
Financial Highlights..............................  13



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks of "growth" companies focusing on those securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the capital appreciation potential for such securities materially change. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "growth" style of investing. The market values of "growth" common stocks may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasizes a "growth" style of investing in common stocks



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             -6.84
1991                                                                             36.41
1992                                                                              7.48
1993                                                                              8.98
1994                                                                             -3.39
1995                                                                             36.98
1996                                                                             24.80
1997                                                                             30.66
1998                                                                             25.00
1999                                                                             25.85


The Portfolio's return for the three-month period ended March 31, 2000 was 11.29%.


During the ten-year period shown in the bar chart, the highest quarterly return was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return was -16.52% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Growth Index.** The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Enterprise
    Portfolio
    -- Class I Shares  25.85%   28.57%     17.58%
 .......................................................
    Standard & Poor's
    500-Stock Index    21.04%   28.56%     18.21%
 .......................................................
    Russell 1000
    Growth Index       33.16%   32.41%     20.32%
 .......................................................



 * The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


** The Russell 1000 Growth Index measures the performance of those Russell 1000
   Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios including this Enterprise Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.



                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective of capital appreciation. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks which it believes have above-average potential for capital appreciation. The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.



In selecting securities for investment, the Portfolio generally focuses on common stocks of "growth" companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive valuation. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in "growth" stocks will vary and may at times be lower or higher than that of other types of funds. The market values of "growth" common stocks may be more volatile than other types of investments. The Portfolio may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, such companies have prospects that the Portfolio's investment adviser believes are favorable for above-average capital appreciation. The Portfolio also may focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.



The companies in which the Portfolio invests may be in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.



The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specific formula.



The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.



              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS



The Portfolio may invest up to 10% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to use, various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolios' investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and for other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:



                                         % Per
        Average Daily Net Assets         Annum
------------------------------------------------
    First $500 million                     0.50%
 ................................................
    Next $500 million                      0.45%
 ................................................
    Over $1 billion                        0.40%
 ................................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.48% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Enterprise Portfolio is managed by a management team headed by Jeff New, Senior Portfolio Manager. Mr. New has been affiliated with the Portfolio since 1991, has assisted in co-managing the Portfolio since July 1994 and has been the Senior Portfolio Manager of the Portfolio since December 1994. Mr. New has been a Senior Vice President and Senior Portfolio Manager of the Adviser since December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of the Adviser. Prior to December 1994, he was an Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990.


Portfolio Managers Michael Davis and Mary Jayne Maly are responsible for the day-to-day management of the Portfolio. Mr. Davis has been a Vice President and Portfolio Manager of the Adviser since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Mr. Davis has been affiliated with the Portfolio since March 1998.


Ms. Maly has been a Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at the predecessor of Morgan Stanley Dean Witter Investment Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, she was a Vice President and Senior

Equity Analyst at Texas Commerce Investment Management Company. Ms. Maly has been affiliated with the Portfolio since July 1998.


                               PURCHASE OF SHARES



The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains.

Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.






                                                                 Year Ended December 31,
         ENTERPRISE PORTFOLIO                 1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................      $22.390      $18.106      $16.262      $ 14.69      $ 12.39
                                             -------      -------      -------      -------      -------

  Net Investment Income................         .047         .069         .091         .113          .32
  Net Realized and Unrealized
     Gain/Loss.........................        5.390        4.441        4.734        3.417         4.22
                                             -------      -------      -------      -------      -------

Total from Investment Operations.......        5.437        4.510        4.825        3.530         4.54
                                             -------      -------      -------      -------      -------

Less:

  Distributions from Net Investment
     Income............................         .070         .017         .096         .109        .3175

  Distributions from Net Realized
     Gain..............................        1.649         .209        2.885        1.849       1.9225
                                             -------      -------      -------      -------      -------

Total Distributions....................        1.719         .226        2.981        1.958         2.24
                                             -------      -------      -------      -------      -------

Net Asset Value, End of the Period.....      $26.108      $22.390      $18.106      $16.262      $ 14.69
                                             =======      =======      =======      =======      =======

Total Return*..........................       25.85%       25.00%       30.66%       24.80%       36.98%
Net Assets at End of the Period (In
  millions)............................      $ 174.1      $ 123.6      $  98.7      $  84.8      $  76.0
Ratio of Expenses to Average Net
  Assets*..............................         .60%         .60%         .60%         .60%         .60%
Ratio of Net Investment Income to
  Average Net Assets*..................         .22%         .35%         .47%         .68%        2.06%
Portfolio Turnover.....................         116%          82%          82%         152%         145%

*If certain expenses had not been
 assumed by the Adviser, Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expense to Average Net
  Assets...............................         .62%         .64%         .66%         .75%         .68%
Ratio of Net Investment Income to
  Average Net Assets...................         .20%         .31%         .41%         .53%        1.98%

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- ENTERPRISE PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                              ENTERPRISE PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]



The Fund's Investment Company Act File No. is 811-2424.       LIT PRO ENT I 4/00

                            [VAN KAMPEN FUNDS LOGO]

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                           GLOBAL  EQUITY  PORTFOLIO



The Global Equity Portfolio is a mutual fund with the investment objective to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3

Van Kampen Life Investment Trust General
  Information.....................................   5

Investment Objective, Policies and Risks..........   5

Investment Advisory Services......................  10

Purchase of Shares................................  11

Redemption of Shares..............................  12

Dividends, Distributions and Taxes................  13

Financial Highlights..............................  14



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.


                             INVESTMENT STRATEGIES


The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in an internationally diversified portfolio of equity securities, including common stocks, preferred stocks and warrants or options to acquire such securities. The Portfolio's investment adviser uses a "top-down" investment management approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country, the Portfolio may select securities of issuers designed to track the markets of that country or a particular sector.



The composition of the Portfolio's investments will vary over time based on the Portfolio's investment adviser's evaluation of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments for capital appreciation of countries or sectors materially change. The Portfolio may invest in any country, including developed or undeveloped countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers of at least three countries (including the United States). The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures or forward contracts, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging markets countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies.



FOREIGN RISKS. Because the Portfolio will own securities of foreign issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging markets (in which the Portfolio may invest) are greater than the risks generally associated with foreign investments including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international development assistance, greater foreign currency exchange and currency transfer restrictions, and greater delays and disruptions in settlement transactions.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures and forward contracts are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:


- Seek long-term growth of capital

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares in the Portfolio


- Wish to add to their investment holdings a portfolio that invests in an international portfolio of equity securities.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the four calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             16.72
1997                                                                             15.85
1998                                                                             21.61
1999                                                                             30.06


The Portfolio return for the three-month period ended March 31, 2000 was -1.31%.



During the four-year period shown in the bar chart, the highest quarterly return was 19.37% (for the quarter ended December 31, 1999) and the lowest quarterly return was -11.02% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Morgan Stanley Capital International World Index + dividends* (the "MSCI World Index + dividends"), a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.


      Average Annual
    Total Returns for
    the Periods Ended    Past      Since
    December 31, 1999   1 Year   Inception
----------------------------------------------
    Van Kampen Global
    Equity Portfolio
    -- Class I Shares   30.06%    19.23%(1)
 ..............................................
    MSCI World Index +
    dividends           24.93%    19.83%(2)
 ..............................................


Inception dates: (1) 7/3/95, (2) 6/30/95.


* The MSCI World Index + dividends is an unmanaged index that includes securities listed on stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East assumes dividends are reinvested net withholding tax.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios including this Global Equity Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



The Portfolio's investment adviser seeks to achieve the investment objective by investing in an internationally diversified portfolio of equity securities, including common stocks, preferred stocks and warrants or options to acquire such securities, based upon the "top-down" evaluation by the Portfolio's investment adviser of economic and market trends and the anticipated relative capital growth opportunities available from a particular country and/or sector. When the Portfolio's investment adviser deems it advantageous within a particular country or sector, the Portfolio's investment adviser selects securities designed to track the markets of that country or sector. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers of at least three countries (including the United States.) This approach reflects the investment adviser's philosophy for this Portfolio that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and certain sectors is an effective way to maximize the return and minimize the risk associated with global investment. The Portfolio's investments may be shifted among the world's various capital markets, including developed and undeveloped countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Portfolio may invest and the anticipated relative capital growth opportunities available from a particular country and/or sector.

The Portfolio invests primarily in those countries (including in the United States and other industrialized countries throughout the world) that comprise the Morgan Stanley Capital International World Index. In addition, the Portfolio may invest a portion of its assets in securities of certain developing or emerging markets countries whose economies are developing strongly and whose markets are becoming more sophisticated.



By analyzing a variety of macroeconomic and political factors, the Portfolio's investment adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country or sector. These country projections are then used to determine what the investment adviser believes to be a fair value for the stock market of each country or sector. Discrepancies between actual value and fair value, as determined by the investment adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the investment adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country and sector allocation decision is then reached by considering the expected total return in light of various considerations such as market size, volatility, liquidity, country risk and transaction costs.



When the investment adviser deems it advantageous, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for a particular country or sector.



The investment adviser's sell decisions are based on a country or industry/sectors relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.


The Portfolio may invest in equity securities including common stocks, preferred stocks, warrants or options to acquire such securities and depository receipts. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants or options to acquire equity securities are securities that may be exchanged for a prescribed amount of such equity securities of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

The Portfolio may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.

The Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by foreign corporations. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than a sponsored ADR, and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.


The Portfolio generally holds a portion of its assets in short-term debt securities in order to provide liquidity. Short-term debt securities include securities issued or guaranteed by the U.S. government or foreign governments, their agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks having total assets of at least $500 million and repurchase agreements.



           RISK FACTORS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS


An investment in the Portfolio involves risks similar to those of investing in foreign securities generally. The Portfolio invests in securities denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, growth potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio's investments in securities of developing or emerging markets are subject to greater risks than the Portfolio's investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



Since the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of securities in the Portfolio and the income and appreciation or depreciation of Portfolio investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



The Portfolio may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Portfolio purchases a foreign security traded in the currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.


The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Portfolio does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Portfolio is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Portfolio is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Portfolio may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because it may want to continue to receive interest and dividend payments on its investments that are convertible into the securities sold short.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements; however, during times of international political or economic uncertainty, all or a portion of the Portfolio's assets may be in U.S. issuers and denominated in U.S. dollars.



Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


                               INVESTMENT ADVISER



Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                              % Per
    Average Daily Net Assets  Annum
---------------------------------------
    First $500 million        1.00%
 .......................................
    Next $500 million         0.95%
 .......................................
    Over $1 billion           0.90%
 .......................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.00% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.

Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



                             INVESTMENT SUBADVISER



Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") is the Subadviser of the Portfolio. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1999, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.



                                    GENERAL



From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.



PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Global Equity Portfolio has been managed by Barton M. Biggs and Ann D. Thivierge since April 1997. Mr. Biggs has been Chairman and a director of the Subadviser since 1980. Mr. Biggs is also a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated and is a director and chairman of various registered investment companies to which the Subadviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Ms. Thivierge is a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. Ms. Thivierge has been with the Subadviser since 1986. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Portfolio will be subject to a 4% excise tax on the undistributed amounts. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.






                                                                                          July 3, 1995
                                                                                        (Commencement of
                                                   Year Ended December 31,          Investment Operations) to
         GLOBAL EQUITY PORTFOLIO             1999      1998      1997      1996         December 31, 1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................   $13.208   $11.004   $11.658   $ 10.30            $10.00
                                            -------   -------   -------   -------            ------

  Net Investment Income/Loss.............      .240      .089      .110      .035              (.16)
  Net Realized and Unrealized Gain.......     3.712     2.258     1.696     1.687               .46
                                            -------   -------   -------   -------            ------

Total from Investment Operations.........     3.952     2.347     1.806     1.722               .30
                                            -------   -------   -------   -------            ------

Less:
  Distributions from and in Excess of Net
     Investment Income...................      .041      .143      .106      .188               -0-
  Distributions from and in Excess of Net
     Realized Gain.......................      .179       -0-     2.354      .176               -0-
                                            -------   -------   -------   -------            ------

Total Distributions......................      .220      .143     2.460      .364               -0-
                                            -------   -------   -------   -------            ------
Net Asset Value, End of the Period.......   $16.940   $13.208   $11.004   $11.658            $10.30
                                            =======   =======   =======   =======            ======

Total Return*............................    30.06%    21.61%    15.85%    16.72%             3.00%**
Net Assets at End of the Period (In
  millions)..............................   $   4.3   $   3.4   $   3.0   $   2.5            $  2.4
Ratio of Expenses to Average Net
  Assets*................................     1.20%     1.20%     1.20%     1.20%             4.35%
Ratio of Net Investment Income/Loss to
  Average Net Assets*....................      .42%      .79%      .76%      .27%            (2.76%)
Portfolio Turnover.......................        7%        3%      132%       94%               42%**

*If certain expenses had not been assumed
 by the Adviser, Total Return would have
 been lower and the ratios would have
 been as follows:
Ratio of Expenses to Average Net
  Assets.................................     4.84%     6.27%     6.78%     7.43%             8.27%
Ratio of Net Investment Loss to Average
  Net Assets.............................    (3.22%)   (4.28%)   (4.82%)   (5.96%)           (6.68%)

** Non-Annualized

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- GLOBAL EQUITY PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Subadviser



MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT


1221 Avenue of the Americas


New York, NY 10020


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Global Equity Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Global Equity Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                               LIT PRO GE I 4/00

                                   VAN KAMPEN
                 LIFE INVESTMENT TRUST GLOBAL EQUITY PORTFOLIO

                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Global Equity Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Global
                 Equity Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                             GOVERNMENT  PORTFOLIO



The Government Portfolio is a mutual fund with the investment objective to seek to provide investors with high current return consistent with preservation of capital.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)

                               TABLE OF CONTENTS



Risk/Return Summary...............................   3

Van Kampen Life Investment Trust General
  Information.....................................   6

Investment Objective, Policies and Risks..........   6

Investment Advisory Services......................  12

Purchase of Shares................................  13

Redemption of Shares..............................  14

Dividends, Distributions and Taxes................  14

Financial Highlights..............................  16



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek to provide investors with high current return consistent with preservation of capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the investment adviser's analysis and expectations on interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio will be subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. These securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.


The prices of mortgage-related securities, like traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). Additionally, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero-coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make current interest payments. Therefore, the Portfolio may be subject to greater market risk than a portfolio that does not own these types of securities.

Investments in when-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests substantially all of its assets in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because property owners often refinance their mortgages when interest rates drop.

EXTENSION RISK. The value of debt securities tends to fall as interest rates rise. For mortgage-related securities, if interest rates rise, property owners may prepay mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest-rate related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital


- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If these sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                              8.31
1991                                                                             16.23
1992                                                                              5.73
1993                                                                              7.86
1994                                                                             -4.63
1995                                                                             17.17
1996                                                                              2.12
1997                                                                              9.61
1998                                                                              8.59
1999                                                                             -3.36


The Portfolio's return for the three-month period ended March 31, 2000 was 2.86%.



During the ten-year period shown in the bar chart, the highest quarterly return was 5.71% (for the quarter ended September 30, 1991) and the lowest quarterly return was -3.98% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Government
    Portfolio
    -- Class I Shares  -3.36%    6.60%      6.54%
 .......................................................
    Lehman Brothers
    Mutual Fund
    Government/Mortgage
    Index              -0.54%    7.67%      7.60%
 .......................................................



* The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in eleven separate portfolios, including this Government Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek to provide investors with high current return consistent with preservation of capital. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in other government-related securities, including privately issued mortgage-related and mortgage-backed securities not issued or directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or its instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Government-Related Securities" below.


The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, being equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                                   UNDERSTANDING
                                     MATURITIES

    A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                 Term         Maturity Level
--------------------------------------------------
            1-3 years         Short
 ..................................................
           4-10 years         Intermediate
 ..................................................
   More than 10 years         Long
 ..................................................

                                 UNDERSTANDING
                                    DURATION


    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.



The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.


The Portfolio may purchase debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


In order to hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on such contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such securities may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such securities. See "Interest Rate Transactions" and "Using Options, Futures Contracts and Options on Futures Contracts."


The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.


The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.



U.S. GOVERNMENT SECURITIES. Debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.


MORTGAGE-RELATED SECURITIES. Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.


The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security).

The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.

GOVERNMENT-RELATED SECURITIES. Under normal market conditions, the Portfolio may invest up to 20% of its assets in, among other things, government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing stripped U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities.



The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government such as GNMA, FNMA, and FHLMC, only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if: they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities and they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings is contained in the Portfolio's Statement Additional Information.



The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year and, in order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Portfolio.


Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year, and, in order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Portfolio.


Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio will follow established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.


INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Statement of Additional Information.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or bond index options or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in short term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for high current return on these securities will tend to be lower than the potential for high current return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective of high current income.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:






                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.50%
 ..............................................
    Next $500 million                0.45%
 ..............................................
    Over $1 billion                  0.40%
 ..............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.36% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Government Portfolio is co-managed by John R. Reynoldson, Barbara M. Downey and Ted V. Mundy III who are responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Reynoldson has been Senior Vice President of Adviser since July 1991 and Senior Vice President of Advisory Corp. since June 1995. Mr. Reynoldson has been affiliated with the Portfolio since 1988.



Barbara M. Downey has been Vice President of the Adviser since 1996. Prior to 1996, Ms. Downey spent about two years as a Vice President and Senior Portfolio Manager at CSI Asset Management, Inc. Ms. Downey has been affiliated with the Portfolio since January 2000.



Ted V. Mundy III has been Vice President of Adviser since September 1994 and Vice President of Advisory Corp. since June 1995. Mr. Mundy has been affiliated with the Portfolio since January 2000.





                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.





                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the dividends received deduction for corporations.

Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.






                                                                   Year Ended December 31,
          GOVERNMENT PORTFOLIO                 1999           1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................      $9.594         $8.920         $8.666         $ 9.06         $ 8.28
                                              ------         ------         ------         ------         ------

  Net Investment Income.................        .526           .520           .566           .569            .60
  Net Realized and Unrealized
     Gain/Loss..........................       (.845)          .244           .231          (.388)           .78
                                              ------         ------         ------         ------         ------

Total From Investment Operations........       (.319)          .764           .797           .181           1.38

Less Distributions from and in Excess of
  Net Investment Income.................        .457           .090           .543           .575            .60
                                              ------         ------         ------         ------         ------

Net Asset Value, End of the Period......      $8.818         $9.594         $8.920         $8.666         $ 9.06
                                              ======         ======         ======         ======         ======

Total Return*...........................      (3.36%)         8.59%          9.61%          2.12%         17.17%
Net Assets at End of the Period (In
  millions).............................      $ 53.3         $ 57.1         $ 52.6         $ 57.3         $ 67.0
Ratio of Expenses to Average Net
  Assets*...............................        .60%           .60%           .60%           .60%           .60%
Ratio of Net Investment Income to
  Average Net Assets*...................       5.92%          5.74%          6.51%          6.56%          6.89%
Portfolio Turnover......................         92%           107%           119%           143%           164%

*If certain expenses had not been
 assumed by the Adviser, Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets................................        .74%           .73%           .74%           .80%           .72%
Ratio of Net Investment Income to
  Average Net Assets....................       5.78%          5.61%          6.37%          6.36%          6.77%

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- GOVERNMENT PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Government Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Government Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                                    LIT PRO GV I
4/00

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                              GOVERNMENT PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                          GROWTH AND INCOME PORTFOLIO



The Growth and Income Portfolio is a mutual fund with the investment objective to seek long-term growth of capital and income.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   8
Purchase of Shares................................  10
Redemption of Shares..............................  11
Dividends, Distributions and Taxes................  11
Financial Highlights..............................  13



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with an investment objective to seek long-term growth of capital and income.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities. In selecting securities for investments the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the growth and income potential for such securities materially change. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. Investments in fixed income or debt securities generally are affected by changes in interest rates and creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer duration. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the three calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                              23.9
1998                                                                             19.61
1999                                                                             12.99


The Portfolio's return for the three-month period ended March 31, 2000 was 6.97%.


During the three-year period shown in the bar chart, the highest quarterly return was 15.84% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.52% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are an appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Stock Index**; and with the Lipper Growth and Income Fund Index*** an index of funds with similar investment objectives. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of a Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1999  1 Year   Inception
---------------------------------------------
    Van Kampen Growth
    and Income
    Portfolio--Class
    I Shares           12.99%    18.48%(1)
 .............................................
    Standard & Poor's
    500-Stock Index    21.04%    26.60%(2)
 .............................................
    Russell 1000
    Stock Index        20.91%    22.45%(2)
 .............................................
    Lipper Growth and
    Income Fund Index  11.86%    16.81%(2)
 .............................................


Inception dates: (1) 12/23/96, (2) 12/26/96.

* The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


** The Russell 1000 Stock Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization.


*** The Lipper Growth and Income Index is an index of funds with similar investment objectives. The Lipper Growth and Income Index was initially selected as a benchmark for the Fund's performance; however, based on the Fund's asset composition, the Fund's investment adviser believes the Russell 1000 Stock Index provides a more appropriate benchmark for the Fund. Therefore, the Lipper Growth and Income Index will not be shown in future prospectuses.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Growth and Income Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek long-term growth of capital and income. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objectives.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.



In selecting common stocks for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as a new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on large capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.


While the Portfolio invests primarily in income-producing equity securities, the Portfolio may invest in non-convertible adjustable or fixed rate preferred stock and debt securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Portfolio may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such fluctuations generally are larger among securities with longer maturities.



                             RISKS OF INVESTING IN



                         SECURITIES OF FOREIGN ISSUERS



The Portfolio may invest up to 15% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock or bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock or bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock or bond index options or stock or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENTS. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                                      % Per
        Average Daily Net Assets      Annum
-----------------------------------------------
     First $500 million               0.60%
 ...............................................
     Over $500 million                0.55%
 ...............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of the month.



After voluntary fee waivers, the effective advisory fee rate was 0.43% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Growth and Income Portfolio is managed by a team of portfolio managers, James A. Gilligan, Senior Portfolio Manager, Scott Carroll, Portfolio Manager and James O. Roeder, Portfolio Manager. Mr. Gilligan has been primarily responsible for managing the Portfolio's investments since the Portfolio's inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995 and of Advisory Corp. since June 1995. Prior to September 1995, Mr. Gilligan was a Vice President and Portfolio Manager of the Adviser.



Mr. Carroll has been a Portfolio Manager of the Portfolio since July 1997 and employed by the Adviser and Advisory Corp. since December 1996 and a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to December 1996, Mr. Carroll was an Equity Analyst for 2 years with Lincoln Capital Management Company.



Mr. Roeder has been a Portfolio Manager of the Portfolio since May 1999 and a Vice President of the Adviser and Advisory Corp. since May 1999. Prior to that time, Mr. Roeder was an analyst for 3 years with Midwest Research and prior to that, an analyst for approximately 2 years with Duff & Phelps Equity Research.

                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Portfolio will be subject to a 4% excise tax on the undistributed amounts. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains.

Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past four years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.




                                                                                    December 23, 1996
                                                                                    (Commencement of
                                                    Year Ended December 31,     Investment Operations) to
         GROWTH AND INCOME PORTFOLIO              1999(a)    1998      1997         December 31, 1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......    $14.481   $12.123   $ 9.970            $10.000
                                                  -------   -------   -------            -------

  Net Investment Income.......................       .190      .120      .072               .011
  Net Realized and Unrealized Gain/Loss.......      1.655     2.254     2.309              (.041)
                                                  -------   -------   -------            -------

Total From Investment Operations..............      1.845     2.374     2.381              (.030)
                                                  -------   -------   -------            -------

Less:
  Distributions from Net Investment Income....       .264      .016      .065                -0-
  Distributions from and in Excess of Net
     Realized Gain............................       .722       -0-      .163                -0-
                                                  -------   -------   -------            -------

Total Distributions...........................       .986      .016      .228                -0-
                                                  -------   -------   -------            -------

Net Asset Value, End of the Period............    $15.340   $14.481   $12.123            $ 9.970
                                                  =======   =======   =======            =======

Total Return*.................................     12.99%    19.61%    23.90%              (.30%) **
Net Assets at End of the Period (In
  millions)...................................    $  52.5   $  32.2   $  11.7            $   0.5
Ratio of Expenses to Average Net Assets*......       .75%      .75%      .75%               .75%
Ratio of Net Investment Income to Average Net
  Assets*.....................................      1.25%     1.27%     1.19%              4.47%
Portfolio Turnover............................        96%       70%       96%                 0%**

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets.......       .92%     1.09%     1.63%             45.97%
Ratio of Net Investment Income/Loss to Average
  Net Assets..................................      1.08%      .93%      .31%            (40.74%)
** Non-Annualized

(a) Based on average month-end shares
    outstanding

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST --


GROWTH AND INCOME PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust --


Growth and Income Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust --


Growth and Income Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                                      LIT PRO GI
I 4/00

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                          GROWTH AND INCOME PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and Growth and Income Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                            MONEY  MARKET  PORTFOLIO



The Money Market Portfolio is a mutual fund with the investment objective to seek protection of capital and high current income through investments in money market instruments.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   4
Investment Objective, Policies and Risks..........   4
Investment Advisory Services......................   6
Purchase of Shares................................   7
Redemption of Shares..............................   8
Dividends, Distributions and Taxes................   8
Financial Highlights..............................  10



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek protection of capital and high current income through investments in money market instruments.


                             INVESTMENT STRATEGIES


The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.



The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.


                                INVESTMENT RISKS


An investment in the Portfolio is subject to investment risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                  [BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             7.83
1991                                                                              5.6
1992                                                                             3.36
1993                                                                             2.66
1994                                                                             3.71
1995                                                                             5.46
1996                                                                             4.89
1997                                                                             5.06
1998                                                                             5.02
1999                                                                             4.63


The Portfolio's return for the three-month period ended March 31, 2000 was 1.31%.



During the ten-year period shown in the bar chart, the highest quarterly return was 1.96% (for the quarter ended June 30, 1990) and the lowest quarterly return was 0.64% (for the quarter ended June 30, 1993).


Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 341-2911.

                            COMPARATIVE PERFORMANCE


The table below shows the Portfolio's performance for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen Money
    Market
    Portfolio --
    Class I Shares     4.63%     5.01%      4.81%
 .......................................................


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Money Market Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek protection of capital and high current income through investments in money market instruments. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The

Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.



The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under law. These standards include requirements for maintaining high credit quality in the Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets in order to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity in order to increase the yield or to maintain the average maturity or credit quality of the Portfolio's portfolio. The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Portfolio's Board of Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Portfolio's Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Portfolio's Trustees, however, to change these policies without prior notice to shareholders.


There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The daily dividend rate paid by the Portfolio is expected to fluctuate with changes in prevailing market interest rates. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount.


The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:



U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.



BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.



COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



For the purpose of investing in repurchase agreements, the Portfolio's investment adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the investment adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The investment adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and its instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.





                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the

"Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its share of a fee computed based upon an annual rate applied to combined average daily net assets of the Combined Portfolios as follows:



                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.50%
 ..............................................
    Next $500 million                0.45%
 ..............................................
    Over $1 billion                  0.40%
 ..............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.19% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


                          PERSONAL INVESTMENT POLICIES


The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio. Shares of the Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.



DIVIDENDS. The Portfolio declares income dividends each business day payable monthly. The Portfolio's net investment income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Portfolio.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the dividends received deduction for corporations.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                 Year Ended December 31,
            MONEY MARKET PORTFOLIO                  1999       1998       1997       1996        1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......      $1.00      $1.00      $1.00      $1.00      $ 1.00
                                                    -----      -----      -----      -----      ------
Net Investment Income.........................       .045       .049       .049       .048       .0533

Less Distributions from Net Investment
  Income......................................       .045       .049       .049       .048       .0533
                                                    -----      -----      -----      -----      ------

Net Asset Value, End of the Period............      $1.00      $1.00      $1.00      $1.00      $ 1.00
                                                    =====      =====      =====      =====      ======

Total Return*.................................      4.63%      5.02%      5.06%      4.89%       5.46%
Net Assets at End of the Period (In
  millions)...................................      $33.3      $26.7      $19.7      $19.6      $ 21.6
Ratio of Expenses to Average Net Assets*(a)...       .62%       .60%       .60%       .60%        .60%
Ratio of Net Investment Income to Average Net
  Assets*.....................................      4.25%      4.88%      4.95%      4.78%       5.33%

*If certain expenses had not been assumed by
 the Adviser, Total Return would have been
 lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets.......       .93%       .99%       .98%      1.29%        .93%
Ratio of Net Investment Income to Average Net
  Assets......................................      4.56%      4.49%      4.57%      4.10%       5.00%

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by
    .02% for the year ended December 31, 1999.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST--MONEY MARKET PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust--Money Market Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust--Money Market Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                             MONEY MARKET PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Money
                 Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act File No. is 811-4424.        LIT PRO MM I 4/00

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                                MORGAN  STANLEY


                                  REAL  ESTATE


                              SECURITIES PORTFOLIO



The Morgan Stanley Real Estate Securities Portfolio is a mutual fund with the primary investment objective to seek long-term growth of capital. Current income is a secondary investment objective.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objectives, Policies and Risks.........   5
Investment Advisory Services......................  10
Purchase of Shares................................  11
Redemption of Shares..............................  12
Dividends, Distributions and Taxes................  13
Financial Highlights..............................  14


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES


The Portfolio is a mutual fund with the primary investment objective to seek long-term growth of capital. Current income is a secondary investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objectives by investing at least 65% of the Portfolio's total assets in a portfolio of securities of companies operating in the real estate industry, including equity securities of real estate investment trusts ("REITs") and other securities of real estate operating companies. The Portfolio's investment adviser diversifies its investments as to issuers, property types and regions. The Portfolio's investment adviser emphasizes a bottom-up stock selection (seeking individual companies with attractive fundamental valuations relative to their underlying real estate value) with a top-down asset allocation overlay (focusing on key regional criteria, including demographic and macroeconomic considerations, for optimizing regional and property market mix). Portfolio securities are typically sold when the investment adviser's assessments of the growth or income potential of such securities materially change. A company operating in the real estate industry is one that derives at least 50% of its assets, gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Besides equity securities of REITs, the Portfolio may invest in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and investment-grade quality securities of companies operating in the real estate industry. The Portfolio may purchase or sell up to 35% of its total assets in securities of companies outside the real estate industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, some or all of which may be in the real estate industry. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objectives.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of equity securities of companies in the real estate industry may be more volatile and may not fluctuate in tandem with overall changes in the stock markets. The value of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities.


RISKS OF INVESTING IN REAL ESTATE. Because of the Portfolio's policy of concentrating its of investments in securities of companies operating in the real estate industry and because a substantial portion of the Portfolio's investments may be comprised of REITs, the Portfolio may be more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain federal income tax law requirements to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objectives and strategies, the Portfolio may be appropriate for investors who:


- Seek to grow their capital over the long term

- Are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry

- Can withstand volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that invests primarily in companies operating in the real estate industry



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio's Class I Shares over the four calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             40.53
1997                                                                             21.47
1998                                                                            -11.62
1999                                                                             -3.37


The Portfolio's return for the three-month period ended March 31, 2000 was 2.14%.


During the four-year period shown in the bar chart, the highest quarterly return was 19.89% (for the quarter ended December 31, 1996) and the lowest quarterly return was -9.32% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: Standard & Poor's 500-Stock Index* and the NAREIT Equity Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investor purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past       Since
    December 31, 1999  1 Year    Inception
----------------------------------------------
    Morgan Stanley
    Real Estate
    Securities
    Portfolio --
    Class I Shares      -3.37%     10.70%(1)
 ..............................................
    Standard & Poor's
    500-Stock Index     21.04%     26.90%(2)
 ..............................................
    NAREIT Equity
    Index               -4.62%      6.80%(2)
 ..............................................


Inception dates: (1) 7/3/95, (2) 6/30/95.

* The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


** NAREIT (National Association of Real Estate Investment Trusts) Equity Index is an unmanaged market weighted index of tax-qualified REIT's listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market Systems (including dividends).


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Morgan Stanley Real Estate Securities Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.



                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS



The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary investment objective. The investment objectives of the Portfolio may be changed by the Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the investment objectives of the Portfolio, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objectives.



The Portfolio's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry. A company operating in the real estate industry is one that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies include, among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Because of the Portfolio's policy of concentrating its investments in real estate securities, the Portfolio may be more susceptible to economic, political or regulatory occurrences affecting the real estate industry than a portfolio without such a policy.


Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of companies operating in the real estate industry, including equity securities of REITs and other securities of real estate operating companies. The Portfolio's investment adviser diversifies its investments as to issuers, property types and regions. The investment adviser's approach emphasizes a bottom-up stock selection with a top-down asset allocation overlay. Besides equity securities of REITs, the Portfolio may also invest in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and investment-grade debt securities of real estate industry companies. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as equity REITs, mortgage REITs or a combination of both. Equity REITs, which invest the majority of their assets directly in real property, derive their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgagees, derive their income primarily from interest payments. REITs are not taxed on income distributed to shareholders provided such REITs comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.


Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Portfolio invests in investment-grade debt securities (securities rated at the time of investment BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or unrated securities considered by the Portfolio's investment adviser to be of comparable quality). Credit quality at the time of purchase determines which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are considered to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.


Under normal market conditions, the Portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry.


                           RISK FACTORS OF INVESTING



                           IN REAL ESTATE SECURITIES



The values and return on securities of companies in the real estate industry may or may not fluctuate in tandem with the overall securities markets. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio generally will be subject to the risks associated with investments in real estate because of its policy of concentrating in the securities of companies operating in the real estate industry. These risks include, among others: declines in the value of real estate; defaults by borrowers or tenants; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes, capital expenditures or operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; changes in interest rates; and political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio may own, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company.


Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by changes in interest rates and the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified (which may increase the volatility of the REIT's value) and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Mortgage REITs, like debt securities, tend to decline in value as interest rates rise. Mortgage REITs are often more susceptible than traditional debt securities to further price declines in periods of rising interest rates because of extension risks (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security). In addition, mortgage REITs tend to benefit less than traditional debt securities when interest rates decline because underlying mortgages often get prepaid faster than expected in periods of declining interest rates. In addition, the Portfolio indirectly will bear its proportionate share of any expenses paid by the REITs in which it invests.


              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS



The Portfolio may invest up to 25% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging market countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to use, various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objectives, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options").

OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.


In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may purchase and sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objectives has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objectives.


                              INVESTMENT ADVISORY
                                    SERVICES


                               INVESTMENT ADVISER



Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                                       % Per
        Average Daily Net Assets       Annum
------------------------------------------------
    First $500 million                 1.00%
 ................................................
    Next $500 million                  0.95%
 ................................................
    Over $1 billion                    0.90%
 ................................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.97% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

                             INVESTMENT SUBADVISER



Morgan Stanley Dean Witter Investment Management Inc. is the subadviser (the "Subadviser") for the Portfolio. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1999, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.



                                    GENERAL



From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.



PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Portfolio is managed by Theodore R. Bigman and Douglas
A. Funke. Theodore R. Bigman joined the Subadviser in 1995 and currently is a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has primary responsibility for managing the Subadviser's global real estate securities business. Prior to joining the Subadviser, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. While at CS First Boston, Mr. Bigman established and managed that firm's REIT effort, including primary responsibility for $2.5 billion of initial public offerings by REITs. Mr. Bigman graduated from Brandeis University in 1983 with a B.A. in Economics and received his M.B.A. from Harvard University in 1987. Mr. Bigman has shared primary responsibility for managing the Portfolio's assets since March 1995.



Douglas A. Funke joined Morgan Stanley & Co. Incorporated in 1993 as a Financial Analyst. Currently, he is Vice President of the Subadviser and Morgan Stanley & Co. Incorporated and is responsible for providing research and analytical support for the group's real estate securities investment business. Prior to joining the Subadviser, he was a member of Morgan Stanley's Interest Rate and Foreign Exchange Risk Management Group, where he assisted in the execution of more than $3 billion of structured financings and firm-related risk management projects. Mr. Funke graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science. He is a member of the National Association of Real Estate Investment Trusts and the New York Society of Securities Analysts. Mr. Funke has shared primary responsibility for managing the Portfolio's assets since January 1999.



                               PURCHASE OF SHARES



The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC.

The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its income and distributions of the Portfolio's investment company taxable income (consisting generally of taxable income net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gains are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be designated as such in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past five years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                           July 3, 1995
                                                                                           (Commencement
                                                   Year Ended December 31,                 of Investment
                                        ----------------------------------------------    Operations) to
                                         1999         1998         1997         1996     December 31, 1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................      $13.759      $15.846      $14.784      $ 10.74   $           10.00
                                        -------      -------      -------      -------   -----------------
  Net Investment Income...........         .676         .781         .464         .217                 .20

  Net Realized and Unrealized
     Gain/Loss....................       (1.150)      (2.597)       2.617        4.117               .6325
                                        -------      -------      -------      -------   -----------------

Total from Investment
  Operations......................        (.474)      (1.816)       3.081        4.334               .8325
                                        -------      -------      -------      -------   -----------------
Less:

  Distributions from Net
     Investment Income............         .913         .025         .470         .199               .0925

  Distributions from Net Realized
     Gain.........................          -0-         .246        1.549         .091                 -0-
                                        -------      -------      -------      -------   -----------------
Total Distributions...............         .913         .271        2.019         .290               .0925
                                        -------      -------      -------      -------   -----------------
Net Asset Value, End of the
  Period..........................      $12.372      $13.759      $15.846      $14.784   $           10.74
                                        =======      =======      =======      =======   =================
Total Return*.....................       (3.37%)     (11.62%)      21.47%       40.53%               8.35%**
Net Assets at End of the Period
  (In millions)...................      $ 149.6      $ 208.8      $ 299.4      $ 167.5   $             8.6
Ratio of Expenses to Average Net
  Assets*.........................        1.10%        1.08%        1.07%        1.10%               2.50%
Ratio of Net Investment Income to
  Average Net Assets*.............        3.74%        4.72%        3.42%        5.06%               3.75%
Portfolio Turnover................          23%         110%         177%          84%                 85%**

*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets..........................        1.13%          N/A          N/A        1.27%               2.90%
Ratio of Net Investment Income to
  Average Net Assets..............        3.71%          N/A          N/A        4.89%               3.36%

** Non-Annualized

N/A = Not Applicable

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and


Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST--


MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555
Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Subadviser



MORGAN STANLEY DEAN WITTER


INVESTMENT MANAGEMENT INC.


1221 Avenue of the Americas


New York, NY 10020

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555
Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust--


Morgan Stanley Real Estate Securities Portfolio

Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust--


Morgan Stanley Real Estate Securities Portfolio

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                                 MORGAN STANLEY


                                  REAL ESTATE


                              SECURITIES PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act File No. is 811-4424.         LIT PRO RLI 4/00

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                           STRATEGIC STOCK PORTFOLIO



The Strategic Stock Portfolio is a mutual fund with the investment objective to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.

                                 CLASS I SHARES
                                   PROSPECTUS

                          (ANY SHARES OFFERED PRIOR TO

                            APRIL 28, 2000 HAVE BEEN

                           DESIGNATED CLASS I SHARES)


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Van Kampen Life Investment Trust General
  Information......................................   4
Investment Objective, Policies and Risks...........   5
Investment Advisory Services.......................   9
Purchase of Shares.................................  10
Redemption of Shares...............................  11
Dividends, Distributions and Taxes.................  11
Financial Highlights...............................  12




No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI USA Index"). The Portfolio's investment adviser buys and sells investment securities based primarily upon specific objective criteria (emphasizing dividend yield) applied to DJIA and MSCI USA Index companies. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes high dividend yielding stocks selected based upon specific objective criteria. The market value of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The ability of the Portfolio's investment holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


STYLE RISK. Securities are purchased and sold for the Portfolio based primarily upon specific objective criteria. The Portfolio's style may not be as successful in selecting the best-performing securities as other styles and may underperform the overall market.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek an above average total return through a combination of potential capital appreciation and dividend income

- Can withstand volatility in the value of their shares in the Portfolio


- Wish to add their investment holdings a portfolio that invests primarily in equity securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual return of the Portfolio's Class I Shares over the two calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             16.51
1999                                                                             -0.47


The Portfolio's return for the three-month period ended March 31, 2000 was -7.90%.



During the two-year period shown in the bar chart, the highest quarterly return was 12.23% (for the quarter ended December 31, 1998) and the lowest quarterly return was -8.90% (for the quarter ended September 30, 1999).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: Dow Jones Industrial Average* and the MSCI USA Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1999  1 Year   Inception
---------------------------------------------
    Van Kampen
    Strategic Stock
    Portfolio --
    Class I Shares     -0.47%     8.33%(1)
 .............................................
    Dow Jones
    Industrial
    Average            27.21%    24.35%(2)
 .............................................
    MSCI
    USA Index          22.38%    27.84%(2)
 .............................................


Inception dates: (1) 11/3/97, (2) 10/31/97.

* The Dow Jones Industrial Average is a price-weighted average of 30 stocks as selected by Dow Jones & Co.


** The MSCI USA Index consists of approximately 320 large domestic companies.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolio, including this Strategic Stock Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the DJIA or in the MSCI USA Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI USA Index consists of approximately 320 large domestic companies in the United States and has existed since January 1, 1970.


The Portfolio's investment adviser selects investment securities for the Portfolio based upon the Portfolio's strategic selection policies (the "Strategic Selection Policies") as follows:

The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI USA Index are reviewed by the Portfolio's investment adviser. Securities of companies in the financial or utility sectors and companies having securities included in the DJIA are excluded. The remaining pool of MSCI USA Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Portfolio's investment adviser also excludes MSCI USA Index securities that are in the bottom 25% of all MSCI USA Index securities measured in terms of total annual trading volume. MSCI USA Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI USA Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI USA Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Portfolio's investment adviser are added back until the number of MSCI USA Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.

At the commencement of the Portfolio's investment operations, the 20 securities so identified at that time represented the Portfolio's initial investments. Approximately monthly, the Portfolio's investment adviser employs the same Strategic Selection Policies to identify a new list of 20 strategic securities. Based on a rolling 12-month schedule, the investment adviser reviews and adjusts the oldest one-twelfth portion of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 strategic securities. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security re-evaluations and the portion of the Portfolio's assets that the Portfolio's investment adviser presently expects to re-evaluate at the end of each period, see the Statement of Additional Information.

The Portfolio's investment adviser generally seeks to allocate cash available for investment due to the sale of new shares of the Portfolio and the receipt of dividends and interest income from Portfolio investments approximately proportionately among its current list of strategic securities in the Portfolio. To the extent that the Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Portfolio's investment adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.

Application of the foregoing Strategic Selection Policies is subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the

"Code"), or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Portfolio's investment adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Portfolio's investment adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.

The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of strategic securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of strategic securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Portfolio's investment adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold forty or more different securities.

The Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments.

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.

The MSCI USA Index is the property of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Portfolio particularly or the ability of the MSCI USA Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI USA Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI USA Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM

THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RISK FACTORS. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equity securities in which the Portfolio invests to declare and pay dividends and because the market value of such equity securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Portfolio's investment adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Portfolio's investment adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI USA Index.


In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or re-evaluate its investments except as periodically determined by the Portfolio's investment adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Portfolio's investment adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.



                  USING OPTIONS, FUTURES CONTRACTS AND OPTIONS


                              ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts or options on futures contracts in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.


If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invest are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:






                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.50%
 ..............................................
    Over $500 million                0.45%
 ..............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.24% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Strategic Stock Portfolio is managed by a management team headed by John Cunniff, Senior Portfolio Manager. Mr. Cunniff has had responsibility for the Portfolio since its inception. Mr. Cunniff has been a Vice President and Director of Equity Research with the Adviser since October 1995. Prior to October 1995, Mr. Cunniff was a portfolio manager for three years with Templeton Quantitative Advisors, a subsidiary of the Franklin Group.



Raj Wagle, Portfolio Manager, has been affiliated with the Portfolio since April 1999. Mr. Wagle has been a Portfolio Manager of the Adviser since April 1999 and Quantitative Equity Analyst of the Adviser since February 1998. Prior to November 1997, he was an Equity Analyst with Aeltus Investment Management. Prior to December 1995, he was with Oppenheimer & Company for three years. He was an Equity Analyst for two years and spent his first year as a Research Associate.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.

                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the past three years. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Portfolio's financial statements, are included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                           November 3, 1997
                                                                 Year Ended                (Commencement of
                                                                December 31,           Investment Operations) to
       STRATEGIC STOCK PORTFOLIO               1999                 1998                   December 31, 1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................       $11.932             $10.245                       $10.000
                                              -------             -------                       -------

  Net Investment Income................          .182                .113                          .027
  Net Realized and Unrealized Gain.....         (.236)              1.586                          .218
                                              -------             -------                       -------

Total from Investment Operations.......         (.054)              1.699                          .245
                                              -------             -------                       -------

Less:

  Distributions from Net Investment
     Income............................          .117                .012                           -0-

  Distributions from Net Realized
     Gain..............................          .031                 -0-                           -0-
                                              -------             -------                       -------

Total Distributions....................          .148                .012                           -0-
                                              -------             -------                       -------

Net Asset Value, End of the Period.....       $11.730             $11.932                       $10.245
                                              =======             =======                       =======

Total Return*..........................         (.47%)             16.51%                         2.45%**
Net Assets at End of the Period (In
  millions)............................       $  29.9             $  21.4                       $   2.5
Ratio of Expenses to Average Net
  Assets*..............................          .65%                .65%                          .61%
Ratio of Net Investment Income to
  Average Net Assets*..................         1.81%               2.01%                         2.67%
Portfolio Turnover.....................           43%                 10%                            0%**

*If certain expenses had not been
 assumed by the Adviser, Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets...............................          .91%               1.25%                         2.59%
Ratio of Net Investment Income to
  Average Net Assets...................         1.55%               1.41%                          .68%


** Non-Annualized

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST--STRATEGIC STOCK PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust--Strategic Stock Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust--Strategic Stock Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                                      LIT PRO SS
I 4/00

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                           STRATEGIC STOCK PORTFOLIO


                                 CLASS I SHARES
                                   PROSPECTUS

                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Strategic Stock Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Strategic Stock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                           ASSET ALLOCATION PORTFOLIO



The Asset Allocation Portfolio is a mutual fund with the investment objective to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.



Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   9
Purchase of Shares................................  10
Redemption of Shares..............................  12
Dividends, Distributions and Taxes................  12
Appendix -- Description of Securities Ratings..... A-1



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate-and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, investment grade intermediate- and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The composition of the Portfolio will vary from time to time to reflect the investment adviser's views on economic and market trends and the anticipated relative total investment return available from a particular type of security. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the relative total return for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock market, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The prices of debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying common stock.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Portfolio generally invests in investment grade-quality debt securities, therefore, the Portfolio is subject to a lower level of credit risk than a portfolio that invests solely or primarily in lower-grade securities. Securities rated in the lowest of the four investment grades are considered to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:


- Seek high total investment return over the long term

- Can withstand volatility in the value of their shares in the Portfolio


- Wish to add to their investment holdings a portfolio that invests in a varying mix of equity, debt securities and money market securities seeking high total investment return



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                              ANNUAL RETURN
                                                              -------------
1990                                                               1.89
1991                                                              27.05
1992                                                               7.29
1993                                                               7.70
1994                                                              -3.66
1995                                                              31.36
1996                                                              13.87
1997                                                              21.81
1998                                                              15.67
1999                                                               4.94


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was 2.22%.


During the ten-year period shown in the bar chart, the highest quarterly return was 11.04% (for the quarter ended December 31, 1998) and the lowest quarterly return was -7.45% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Standard & Poor's 500-Stock Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio, and with the Lipper Flexible Portfolio Fund Index**, an index of funds with similar investment objectives. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen Asset
    Allocation
    Portfolio***        4.94%   17.21%     12.29%
 .......................................................
    Standard & Poor's
    500-Stock Index    21.04%   28.56%     18.21%
 .......................................................
    Lipper Flexible
    Portfolio Fund
    Index               9.82%   16.37%     12.23%
 .......................................................



  * The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


 ** The Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds.


*** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION



Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Asset Allocation Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek a high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accrual) and capital appreciation or depreciation. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of equity securities, investment grade intermediate- and long-term debt securities, including preferred stocks, convertible preferred stocks and convertible debt securities, and money market securities. The Portfolio's investment adviser may vary the composition of the Portfolio from time to time based upon its evaluation of economic and market trends and the anticipated relative total investment return available from a particular type of security. Accordingly, the Portfolio may, at any given time, be substantially invested in equity securities, debt securities or money market securities. Achieving the Portfolio's investment objective depends on the investment adviser's ability to assess the effect of economic and market trends on different sectors of the market.


Common stocks are equity securities of a corporation or other entity that entitle the holder to a pro rata share of the profits of a corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock or other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The common stocks in which the Portfolio invests will be primarily those of large capitalization companies with characteristics including a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management skills. The Portfolio's investment adviser believes that companies that conform most closely to these characteristics often tend to exhibit generally consistent earnings growth. Among the types of securities in which the Portfolio may invest, the investments in common stocks generally exhibit the greatest market risk, which at times can substantially impact the market value of the Portfolio, sometimes suddenly and sharply.

The Portfolio may invest in intermediate- and long-term debt securities (including preferred stock, convertible preferred stock and convertible debt securities) which are rated at the time of purchase BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities determined by the Portfolio's investment adviser to be of comparable quality at the time of purchase. To the extent investments are made in fixed-income securities, the Portfolio will invest primarily in such securities which are rated A or better by either rating agency. A more complete description of security ratings is contained in the appendix to this prospectus. The market prices of debt securities generally vary inversely with changes in prevailing interest rates and generally vary more for debt securities with longer maturities. The Portfolio is not limited as to the maturities of the debt securities it may purchase and the debt securities in which the Portfolio intends to invest are those with intermediate- or longer-maturities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater price fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.

The Portfolio may invest money market securities including securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances or other obligations of certain domestic banks and repurchase agreements. Money market securities generally have low market risk and credit risk but also generally have a low potential for total investment return.


Because of the fully managed approach of the Portfolio, the Portfolio's turnover rate may be greater than other portfolios and result in increased transaction costs, including higher brokerage charges, which may adversely impact the Portfolio's performance.



                      RISKS OF INVESTING IN SECURITIES OF
                                FOREIGN ISSUERS



The Portfolio may invest up to 25% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock or bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock or bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock or bond index options or stock or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases the a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective of high total investment return.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:



             Average Daily          % Per
              Net Assets            Annum
-----------------------------------------------
     First $500 million             0.50%
 ...............................................
     Next $500 million              0.45%
 ...............................................
     Over $1 billion                0.40%
 ...............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

After voluntary fee waivers, the effective advisory fee rate was 0.33% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Asset Allocation Portfolio is managed by a group of Portfolio Managers headed by John Cunniff, Senior Portfolio Manager. Mr. Cunniff and Raj Wagle are responsible for allocating the Portfolio's assets between the equity and fixed-income categories. Mr. Cunniff has been affiliated with the Portfolio since March 1996. Mr. Cunniff has been a Vice President and Director of Equity Research with the Adviser since October 1995. Prior to October 1995, Mr. Cunniff was a portfolio manager for three years with Templeton Quantitative Advisors, a subsidiary of the Franklin Group.



Mr. Cunniff and Tom Copper are responsible for the day-to-day management of the Portfolio's equity investments. Mr. Copper has been affiliated with the Portfolio since April 1999. Mr. Copper has been Vice President and Portfolio Manager of the Adviser since December 1986.



Mr. Wagle has been affiliated with the Portfolio since April 1999. Mr. Wagle has been Portfolio Manager of the Adviser since April 1999 and a Quantitative Equity Analyst of the Adviser since February 1998. Prior to November 1997, he was an Equity Analyst with Aeltus Investment Management. Prior to December 1995, he was with Oppenheimer & Company for three years. He was an Equity Analyst for two years and spent his first year as a Research Associate.



Kelly Gilbert is responsible for the day-to-day management of the Portfolio's fixed-income investments. Ms. Gilbert has been affiliated with the Portfolio since June 1999. Ms. Gilbert joined the Adviser and Advisory Corp. in September 1995 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to September 1995, Ms. Gilbert was a corporate bond trader for two years at ABN AMRO, N.A., a foreign owned bank.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Trust and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio is valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gain distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                               1. LONG-TERM DEBT



Investment Grade



AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



Speculative Grade



BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of non credit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



                              2. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                               1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK



Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                              4. COMMERCIAL PAPER



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com

VAN KAMPEN LIFE INVESTMENT TRUST

-- ASSET ALLOCATION PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust

-- Asset Allocation Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Life Investment Trust

-- Asset Allocation Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST


                           ASSET ALLOCATION PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Asset Allocation Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Asset
                 Allocation Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



The Fund's Investment Company Act    File No. is 811-4424.    LIT PRO AA II 4/00

                                   VAN KAMPEN
                            LIFE  INVESTMENT  TRUST

                              COMSTOCK  PORTFOLIO



The Comstock Portfolio is a mutual fund with the investment objective to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.




Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS



                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   4
Investment Objective, Policies and Risks..........   4
Investment Advisory Services......................   8
Purchase of Shares................................   9
Redemption of Shares..............................  10
Dividends, Distributions and Taxes................  10



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies believed to possess the potential for capital growth and income. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the growth and income potential for such securities materially change. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risks that the valuations never improve or that the returns on "value" equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasize a "value" style of investing in equity securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.


                            PERFORMANCE INFORMATION


The Comstock Portfolio commenced investment operations as of April 30, 1999. Accordingly, the Portfolio does not have a full calendar year of historical annual performance or comparative performance to provide to investors.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Comstock Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



In selecting securities for investment, the Portfolio will focus primarily on the security's potential for capital growth and income. The Portfolio emphasizes a "value" style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructurings or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in equity securities, consisting principally of common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stock and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.



The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.



                        RISKS OF INVESTING IN SECURITIES



                               OF FOREIGN ISSUERS



The Portfolio may invest up to 15% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges for over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 10% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.

                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                                        % Per
         Average Daily Net Assets       Annum
-------------------------------------------------
    First $500 million                  0.60%
 .................................................
    Over $500 million                   0.55%
 .................................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar months. Such fee is payable for each a calendar month as soon as practicable after the end of the month.



After voluntary fee waivers, the effective advisory fee rate was 0.00% for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Comstock Portfolio is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been primarily responsible for managing the Comstock Portfolio's investment portfolio since its inception. Mr. Baker has been a Senior Vice President since March 1999 and a Vice President and a Portfolio Manager of the Adviser and Advisory Corp. since June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of the Adviser. Mr. Baker has been employed by the Adviser since 1991.



Portfolio Managers Jason S. Leder and Kevin C. Holt have been responsible as co-managers for the day-to-day management of the Comstock Portfolio's investment portfolio since its inception and August

1999, respectively. Mr. Leder has been a Vice President of the Adviser and Advisory Corp. since March 1999 and an Assistant Vice President of the Adviser and Advisory Corp. since October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of the Adviser. Prior to February 1995, Mr. Leder was a Securities Analyst for almost two years with Salomon Brothers, Inc.



Mr. Holt has been a Vice President of the Adviser since August 1999. Prior to joining the Adviser, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management. Mr. Holt was a Senior Financial Analyst with Harris Trust and Savings Bank from August 1989 to August 1994.





                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class or shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gain distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Portfolio will be subject to a 4% excise tax on the undistributed amounts. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- COMSTOCK PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Comstock Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Comstock Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                               COMSTOCK PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Comstock
                 Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act    File No. is 811-4424.   LIT PRO COM II 4/00

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                           DOMESTIC  INCOME PORTFOLIO



The Domestic Income Portfolio is a mutual fund with the primary investment objective to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objectives, Policies and Risks.........   5
Investment Advisory Services......................  11
Purchase of Shares................................  12
Redemption of Shares..............................  13
Dividends, Distributions and Taxes................  14
Appendix -- Description of Securities Ratings..... A-1



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                             INVESTMENT OBJECTIVES


The Portfolio is a mutual fund with the primary investment objective to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objectives by investing primarily in a portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by Standard & Poor's ("S&P") or rated B or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the Portfolio's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P or rated Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see the appendix to the prospectus for an explanation of quality ratings).



The Portfolio buys and sells securities with a view towards seeking current income and, secondarily, capital appreciation. In considering portfolio securities transactions, the investment adviser considers, among other things, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Portfolio's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The Portfolio's investment adviser evaluates each individual security for income potential, credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved or is anticipated to improve in the future.



The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objectives.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to maintain the dollar-weighted average duration of the Portfolio between four to six years. This means the Portfolio generally will be subject to greater market risk than a portfolio that owns only shorter term securities but lesser market risk than a portfolio that owns only longer term securities. Lower-grade securities, especially those with longer durations or that do not make regular interest payments, may be more volatile and decline more in price in response to negative issuer or general economic news than higher-grade securities.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Portfolio may invest in securities with below investment grade credit quality, therefore the Portfolio is subject to a higher level of credit risk than a portfolio that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. The Portfolio may incur higher expenses to protect the Portfolio's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of callable securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objectives and strategies, the Portfolio may be appropriate for investors who:

- Seek current income and capital appreciation over the long term

- Are willing to take on the increased risks of medium- and lower-grade securities in exchange for potentially higher income


- Wish to add to their investment holdings a portfolio that invests primarily in income securities, including medium- and lower-grade income securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             -7.23
1991                                                                             21.23
1992                                                                              12.5
1993                                                                             16.32
1994                                                                             -4.33
1995                                                                             21.37
1996                                                                              6.68
1997                                                                             11.91
1998                                                                              6.34
1999                                                                             -1.55


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's

  Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was 1.26%.



During the ten-year period shown in the bar chart, the highest quarterly return was 7.16% (for the quarter ended June 30, 1995) and the lowest quarterly return was -5.97% (for the quarter ended September 30, 1990).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Index of BBB Corporate Bonds*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Domestic Income
    Portfolio **       -1.55%    8.69%       7.88
 .......................................................
    Lehman Brothers
    Index of BBB
    Corporate Bonds    -0.82%    8.49%      8.48%
 .......................................................



 * The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index, which reflects the general performance of corporate bonds.


** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios including this Domestic Income Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS



The primary investment objective of the Portfolio is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. The investment objectives of the Portfolio are fundamental policies and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objectives.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objectives by investing primarily in a portfolio of income securities, including convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower-rated and unrated securities. Under normal market conditions, the Portfolio invests at least 80% of its total assets in income securities rated at the time of purchase B or higher by S&P or rated B or higher by Moody's or unrated securities judged by the Portfolio's investments adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P or Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.



                               UNDERSTANDING


                              QUALITY RATINGS



Security ratings are based on the issuer's ability to pay interest and repay the principal. Debt Securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.



         S&P       Moody's    Meaning
------------------------------------------------------
         AAA       Aaa        Highest quality
 ......................................................
          AA       Aa         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         BBB       Baa        Average quality
------------------------------------------------------
          BB       Ba         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         CCC       Caa        Poor quality
 ......................................................
          CC       Ca         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
           D       --         In default
 ......................................................



In buying and selling securities for the Portfolio, the investment adviser considers, among other thing, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Portfolio's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The investment adviser evaluates each individual security for income potential, credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing solely in higher-grade securities.


In general, the prices of income securities vary inversely with interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. In general, longer-maturity income securities offer higher yields than shorter-maturity income securities, all other factors, including credit quality, being equal; however, for a given change in interest rates, longer-maturity income securities generally fluctuate more in price (gaining or losing more in value) than shorter-maturity income securities. While the Portfolio has no policy limiting the maturities of the income securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years. Duration is a measure of the expected life of an income security that was developed as an alternative to the concept of "term to maturity." Duration incorporates an income security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.


In general, medium- and lower-grade securities provide higher yields than higher-grade securities of similar maturity but are subject to greater risks, including greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Lower-grade securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while securities of the same maturity and coupon with different ratings may have the same yield. See "Risks of Investing in Lower-Grade Securities" below.



The Portfolio may invest in securities not producing immediate cash income when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Portfolio's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery" below.


Although the Portfolio invests primarily in domestic income securities, the Portfolio may invest up to 25% of its total assets based on the market value at the time of investment in securities of foreign issuers. Such investments include certain risks not typically associated with investments in U.S. securities. See "Risks of Investing in Securities of Foreign Issuers" below.


Income securities in which the Portfolio may invest include the following:

STRAIGHT INCOME SECURITIES. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date, and preferred stock, which generally has a fixed or variable dividend rate (and, unlike interest on debt securities, such dividends must be declared by the issuer's board of directors before becoming payable) and may be subject to optional or mandatory redemption provisions. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

PAY-IN-KIND INCOME SECURITIES. These pay interest in additional income securities rather than in cash.

ZERO-COUPON SECURITIES. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and federal income tax purposes.

ZERO-FIXED-COUPON SECURITIES. These are zero-coupon securities which convert on a specified date to interest-bearing income securities.

The Portfolio may invest in securities rated below B by both S&P and Moody's, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of income or equity securities. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities. Equity securities as referred to herein do not include preferred stocks (which the Portfolio considers income securities). This limitation does not require the Portfolio to sell a portfolio security because its rating has been changed.

Securities rated below B by both S&P and Moody's often include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Securities of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio may invest in deep discount securities when the Portfolio's investment adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

A security purchased at a deep discount may pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Portfolio's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


Other investment practices and risks of the Portfolio are described under the heading "Other Investment Practices and Risk Factors."



                  RISKS OF INVESTING IN LOWER-GRADE SECURITIES



Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Portfolio.



Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Portfolio's securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery on such amounts.


Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Portfolio's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Portfolio and thus in the net asset value of the Portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Portfolio's investment adviser is responsible for determining the net asset value of the Portfolio, subject to the supervision of the Portfolio's Board of Trustees. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade securities held in the Portfolio's portfolio, the ability of the Portfolio's investment adviser to value the Portfolio's securities becomes more difficult and the investment adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data.

New or proposed laws may have an impact on the market for lower-grade securities. The Portfolio's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The Portfolio will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Portfolio's investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Portfolio to dispose of a security. The Portfolio's investment adviser continuously monitors the issuers of securities held in the Portfolio. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Portfolio's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

The table below sets forth the percentages of the Portfolio's assets invested during the fiscal year ended December 31, 1999 in the various S&P's and Moody's rating categories and in unrated securities determined by the Portfolio's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Portfolio during the 1999 fiscal year computed on a monthly basis.


                           Period Ended December 31, 1999
                                           Unrated Securities of
                      Rated Securities      Comparable Quality
                     (As a Percentage of    (As a Percentage of
    Rating Category   Portfolio Value)       Portfolio Value)
--------------------------------------------------------------------
    AAA/Aaa                 2.01%                  0.00%
 ....................................................................
    AA/Aa                   2.30%                  0.00%
 ....................................................................
    A/A                    17.47%                  0.00%
 ....................................................................
    BBB/Baa                59.77%                  0.00%
 ....................................................................
    BB/Ba                  16.74%                  1.71%
 ....................................................................
    Percentage of
    Rated and
    Unrated
    Securities             98.29%                  1.71%
 ....................................................................



The percentages of the Portfolio's assets invested in securities of various grades may vary from time to time from those listed above.

                      RISKS OF INVESTING IN SECURITIES OF



                                FOREIGN ISSUERS



The Portfolio may invest up to 25% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of developing or emerging market countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



                  OTHER INVESTMENT PRACTICES AND RISK FACTORS



The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities potential relative to the Portfolio's investment objectives has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for current income or capital appreciation on these securities will tend to be lower than the potential for current income or capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objectives.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:



                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.50%
 ..............................................
    Next $500 million                0.45%
 ..............................................
    Over $1 billion                  0.40%
 ..............................................

The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.00% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser of Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Domestic Income Portfolio is managed by Kelly Gilbert, a Vice President of the Adviser, and Reid Hill, an Assistant Vice President of the Adviser. Ms. Gilbert joined the Adviser and Advisory Corp. in September 1995 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to September 1995, Ms. Gilbert was a corporate bond trader for two years at ABN AMRO, N.A., a foreign owned bank. Ms. Gilbert has been affiliated with the Portfolio since June 1999.



Reid Hill joined the Adviser in 1995 and Advisory Corp. in 1992 and became an Assistant Vice President of the Adviser and Advisory Corp. in December 1998. Mr. Hill has been affiliated with the Portfolio since June 1999.





                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II

Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                               1. LONG-TERM DEBT



Investment Grade



AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



Speculative Grade



BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.



C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of non credit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



                              2. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



                               1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well-established industries.



-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK



Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                              4. COMMERCIAL PAPER



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF

For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- DOMESTIC INCOME PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Domestic Income Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Domestic Income Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                                      LIT PRO DI
II 4/00

                                   VAN KAMPEN


                             LIFE INVESTMENT TRUST


                           DOMESTIC INCOME PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Domestic Income Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Domestic
                 Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                                   VAN KAMPEN
                            LIFE  INVESTMENT  TRUST

                           EMERGING GROWTH PORTFOLIO



The Emerging Growth Portfolio is a mutual fund with the investment objective to seek capital appreciation.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS



                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   9
Purchase of Shares................................  11
Redemption of Shares..............................  12
Dividends, Distributions and Taxes................  12



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek capital appreciation.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises. Investing in such companies involves risks not ordinarily associated with investments in larger, more established companies. The Portfolio's investment adviser uses a "bottom up" investment strategy in stock selection focusing on those companies that it believes have rising earnings expectations and rising valuations. The Portfolio seeks growth companies with long-term capital appreciation potential. The Portfolio generally sells securities when earnings expectations or valuations flatten or decline. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "growth" style of investing. The market values of such securities may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks.



RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's investment adviser believe are emerging growth companies are often companies with limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of emerging growth companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Are willing to take on the increased risks of investing in emerging growth companies in exchange for potentially higher capital appreciation

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their holdings a portfolio that invests primarily in common stocks of emerging growth companies



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the four calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             16.55
1997                                                                             20.42
1998                                                                             37.56
1999**                                                                          104.38


 * The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


** The Portfolio's performance during the one-year period ended December 31, 1999 is largely attributable to investments in the technology sector, which performed favorably for the period. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can be replicated in the future. As the Portfolio expects to have a substantial portion of its assets invested in equity securities of emerging growth companies, the Portfolio will be subject to more volatility and erratic movements than the market in general.



The Portfolio's return for the three-month period ended March 31, 2000 was 25.42%.



During the four-year period shown in the bar chart, the highest quarterly return was 60.58% (for the quarter ended December 31, 1999) and the lowest quarterly return was -12.05% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the portfolio: the Russell 2000 Stock Index* and the Standard & Poor's Midcap 400 Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1999  1 Year   Inception
---------------------------------------------
    Van Kampen
    Emerging Growth
    Portfolio***       104.38%     40.58%(1)
 .............................................
    Russel 2000
    Stock Index        21.26%      15.21%(2)
 .............................................
    Standard & Poor's
    Midcap 400 Index   14.72%      21.46%(2)
 .............................................



Inception dates: (1) 7/3/95, (2) 6/30/95.


* The Russell 2000 Stock Index is a small capitalization stock benchmark composed of the smallest 2,000 companies of the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on market capitalization). Based on the Portfolio's asset composition, the Portfolio's investment adviser believes adding the Standard & Poor's Midcap 400 Index is a more appropriate benchmark for the Portfolio, and the Russell 2000 Index will not be shown in future prospectuses of the Portfolio.


** The Standard & Poor's Midcap 400 is an unmanaged market-weighted index of 400 domestic mid-capitalization stocks.


*** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including the Emerging Growth Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its a own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective of capital appreciation. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio focuses on those companies that exhibit rising earnings expectations and rising valuations. In selecting securities for investment, the Portfolio generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Portfolio's investment adviser expects that many of the companies in which the Portfolio invests will, at the time of investment, be experiencing high rates of earnings growth. The securities of such companies may trade at higher price to earnings ratios relative to more established companies and rates of earnings growth may be volatile.



The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special situations, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources, or unusual developments, such as mergers, liquidations or principal buyouts. Investments in smaller or unseasoned companies or companies with special situations often involve much greater risks than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is advisable to do so. The Portfolio generally sells securities when earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance or appreciation possibilities offered by individual securities, a change in the market trend or other factors affecting an individual security, a change in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Portfolio's assets, the Portfolio's investment adviser may sell a portion of the position held.



The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.



The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests primarily in common stocks, it may invest in preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of the convertible securities may be affected by any dividend changes or other changes in the underlying equity securities.



Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter duration than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.



                        RISKS OF INVESTING IN SECURITIES



                               OF FOREIGN ISSUERS



The Portfolio may invest up to 20% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issues in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts or options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                              % Per
    Average Daily Net Assets  Annum
---------------------------------------
    First $500 million        0.70%
 .......................................
    Next $500 million         0.65%
 .......................................
    Over $1 billion           0.60%
 .......................................

The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.67% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Emerging Growth Portfolio is managed by a team of portfolio managers headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been a Senior Vice President of the Adviser and Advisory Corp. since September 1995. Mr. Lewis became a Vice President and Portfolio Manager of the Adviser in June 1991. Mr. Lewis has been employed by the Adviser since September 1986. He has been affiliated with the Portfolio since its inception.



Portfolio Managers Dudley Brickhouse, Matthew Hart, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Portfolio.



Mr. Brickhouse has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Brickhouse became an Associate Portfolio Manager of the Adviser and Advisory Corp. in September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank Investment Management where he had worked since 1995. He has been affiliated with the Portfolio since September 1997.



Mr. Hart has been a Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Hart, a Portfolio Manager since January 1998, became Associate Portfolio Manager of the Adviser and Advisory Corp. in August 1997. Prior to August 1997, Mr. Hart was with AIM Capital Management, Inc. since June 1992. His last position in the AIM portfolio area was as a convertible bonds analyst. Mr. Hart has been affiliated with the Portfolio since January 2000.



Ms. Luby has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Ms. Luby became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Ms. Luby was an Associate Portfolio Manager of the Adviser since July 1995. Prior to July 1995, she spent eight years at AIM Capital Management, Inc. where she worked five years in the accounting department and three years in the investment area. Her last position in the AIM investment area was as Senior Securities Analyst. Ms. Luby is also the portfolio manager for various unit investment trusts managed by the Adviser or its affiliates since August 1999. She has been affiliated with the Portfolio since July 1995.



Mr. Walker has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Walker became an Assistant Vice President of the Adviser and Advisory Corp. in June 1995. Prior to April 1996, Mr. Walker was a Quantitative Analyst of the Adviser and has worked for the Adviser since October 1990. Mr. Walker is also the portfolio manager for various unit investment trusts managed by the Adviser or its affiliates since September 1997. Mr. Walker has been affiliated with the Portfolio since May 1996.

                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with resect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


                        DETERMINATION OF NET ASSET VALUE


Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the Annual Report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the Annual Report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


Peter W. Hegel*

Vice President

Michael H. Santo*
Vice President


John H. Zimmerman, III*

Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST - EMERGING GROWTH PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                              LIT PRO EM II 4/00

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Emerging Growth Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Emerging
                 Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                             ENTERPRISE  PORTFOLIO



The Enterprise Portfolio is a mutual fund with the investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.



Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS



                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   8
Purchase of Shares................................  10
Redemption of Shares..............................  11
Dividends, Distributions and Taxes................  11



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks of "growth" companies focusing on those securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the capital appreciation potential for such securities materially change. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a "growth" style of investing. The market values of "growth" common stocks may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasizes a "growth" style of investing in common stocks



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             -6.84
1991                                                                             36.41
1992                                                                              7.48
1993                                                                              8.98
1994                                                                             -3.39
1995                                                                             36.98
1996                                                                             24.80
1997                                                                             30.66
1998                                                                             25.00
1999                                                                             25.85


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was 11.29%.


During the ten-year period shown in the bar chart, the highest quarterly return was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return was -16.52% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Growth Index.** The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Enterprise
    Portfolio***       25.85%   28.57%     17.58%
 .......................................................
    Standard & Poor's
    500-Stock Index    21.04%   28.56%     18.21%
 .......................................................
    Russell 1000
    Growth Index       33.16%   32.41%     20.32%
 .......................................................



 * The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


 ** The Russell 1000 Growth Index measures the performance of those Russell 1000
    Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.


*** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios including this Enterprise Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.



                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective of capital appreciation. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks which it believes have above-average potential for capital appreciation. The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.



In selecting securities for investment, the Portfolio generally focuses on common stocks of "growth" companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive valuation. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in "growth" stocks will vary and may at times be lower or higher than that of other types of funds. The market values of "growth" common stocks may be more volatile than other types of investments. The Portfolio may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, such companies have prospects that the Portfolio's investment adviser believes are favorable for above-average capital appreciation. The Portfolio also may focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.



The companies in which the Portfolio invests may be in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.



The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specific formula.



The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities in order to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally vary inversely with changes in prevailing interest rates.



              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS



The Portfolio may invest up to 10% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to use, various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolios' investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen

Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and for other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:



                                         % Per
        Average Daily Net Assets         Annum
------------------------------------------------
    First $500 million                     0.50%
 ................................................
    Next $500 million                      0.45%
 ................................................
    Over $1 billion                        0.40%
 ................................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.48% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Enterprise Portfolio is managed by a management team headed by Jeff New, Senior Portfolio Manager. Mr. New has been affiliated with the Portfolio since 1991, has assisted in co-managing the Portfolio since July 1994 and has been the Senior Portfolio Manager of the Portfolio since December 1994. Mr. New has been a Senior Vice President and Senior Portfolio Manager of the Adviser since December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of the Adviser. Prior to December 1994, he was an Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990.


Portfolio Managers Michael Davis and Mary Jayne Maly are responsible for the day-to-day management of the Portfolio. Mr. Davis has been a Vice President and Portfolio Manager of the Adviser since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Mr. Davis has been affiliated with the Portfolio since March 1998.

Ms. Maly has been a Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at the predecessor of Morgan Stanley Dean Witter Investment Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company. Ms. Maly has been affiliated with the Portfolio since July 1998.



                               PURCHASE OF SHARES



The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- ENTERPRISE PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                              ENTERPRISE PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act   File No. is 811-2424.    LIT PRO ENT II 4/00

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                           GLOBAL  EQUITY  PORTFOLIO



The Global Equity Portfolio is a mutual fund with the investment objective to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS



                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3

Van Kampen Life Investment Trust General
  Information.....................................   5

Investment Objective, Policies and Risks..........   5

Investment Advisory Services......................  10

Purchase of Shares................................  11

Redemption of Shares..............................  13

Dividends, Distributions and Taxes................  13



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.


                             INVESTMENT STRATEGIES


The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in an internationally diversified portfolio of equity securities, including common stocks, preferred stocks and warrants or options to acquire such securities. The Portfolio's investment adviser uses a "top-down" investment management approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country, the Portfolio may select securities of issuers designed to track the markets of that country or a particular sector.



The composition of the Portfolio's investments will vary over time based on the Portfolio's investment adviser's evaluation of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments for capital appreciation of countries or sectors materially change. The Portfolio may invest in any country, including developed or undeveloped countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers of at least three countries (including the United States). The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures and currency-related transactions involving options, futures or forward contracts, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging markets countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies.



FOREIGN RISKS. Because the Portfolio will own securities of foreign issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging markets (in which the Portfolio may invest) are greater than the risks generally associated with foreign investments including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international development assistance, greater foreign currency exchange and currency transfer restrictions, and greater delays and disruptions in settlement transactions.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures and forward contracts are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:


- Seek long-term growth of capital

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares in the Portfolio


- Wish to add to their investment holdings a portfolio that invests in an international portfolio of equity securities.



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the four calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             16.72
1997                                                                             15.85
1998                                                                             21.61
1999                                                                             30.06


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio return for the three-month period ended March 31, 2000 was -1.31%.



During the four-year period shown in the bar chart, the highest quarterly return was 19.37% (for the quarter ended December 31, 1999) and the lowest quarterly return was -11.02% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Morgan Stanley Capital International World Index + Dividends* (the "MSCI World Index + Dividends"), a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.


      Average Annual
    Total Returns for
    the Periods Ended    Past      Since
    December 31, 1999   1 Year   Inception
----------------------------------------------
    Van Kampen Global
    Equity Portfolio**  30.06%    19.23%(1)
 ..............................................
    MSCI World Index +
    dividends           24.93%    19.83%(2)
 ..............................................


Inception dates: (1) 7/3/95, (2) 6/30/95.

 * The MSCI World Index + dividends is an unmanaged index that includes securities listed on stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net withholding tax.


** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios including this Global Equity Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



The Portfolio's investment adviser seeks to achieve the investment objective by investing in an internationally diversified portfolio of equity securities, including common stocks, preferred stocks and warrants or options to acquire such securities, based upon the "top-down" evaluation by the Portfolio's investment adviser of economic and market trends and the anticipated relative capital growth opportunities available from a particular country and/or sector. When the Portfolio's investment adviser deems it advantageous within a particular country or sector, the Portfolio's investment adviser selects securities designed to track the markets of that country or sector. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers of at least three countries (including the United States.) This approach reflects the investment adviser's philosophy for this Portfolio that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and certain sectors is an effective way to maximize the return and minimize the risk associated with global investment. The Portfolio's investments may be shifted among the world's various capital markets, including developed and undeveloped countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Portfolio may invest and the anticipated relative capital growth opportunities available from a particular country and/or sector.

The Portfolio invests primarily in those countries (including in the United States and other industrialized countries throughout the world) that comprise the Morgan Stanley Capital International World Index. In addition, the Portfolio may invest a portion of its assets in securities of certain developing or emerging markets countries whose economies are developing strongly and whose markets are becoming more sophisticated.



By analyzing a variety of macroeconomic and political factors, the Portfolio's investment adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country or sector. These country projections are then used to determine what the investment adviser believes to be a fair value for the stock market of each country or sector. Discrepancies between actual value and fair value, as determined by the investment adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the investment adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. dollars. The final country and sector allocation decision is then reached by considering the expected total return in light of various considerations such as market size, volatility, liquidity, country risk and transaction costs.



When the investment adviser deems it advantageous, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for a particular country or sector.



The investment adviser's sell decisions are based on a country or industry/sectors relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.


The Portfolio may invest in equity securities including common stocks, preferred stocks, warrants or options to acquire such securities and depository receipts. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants or options to acquire equity securities are securities that may be exchanged for a prescribed amount of such equity securities of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

The Portfolio may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.

The Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by foreign corporations. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than a sponsored ADR, and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.


The Portfolio generally holds a portion of its assets in short-term debt securities in order to provide liquidity. Short-term debt securities include securities issued or guaranteed by the U.S. government or foreign governments, their agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks having total assets of at least $500 million and repurchase agreements.



           RISK FACTORS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS


An investment in the Portfolio involves risks similar to those of investing in foreign securities generally. The Portfolio invests in securities denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, growth potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio's investments in securities of developing or emerging markets are subject to greater risks than the Portfolio's investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



Since the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of securities in the Portfolio and the income and appreciation or depreciation of Portfolio investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



The Portfolio may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Portfolio purchases a foreign security traded in the currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.


The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Portfolio does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Portfolio is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Portfolio is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Portfolio may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because it may want to continue to receive interest and dividend payments on its investments that are convertible into the securities sold short.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements; however, during times of international political or economic uncertainty, all or a portion of the Portfolio's assets may be in U.S. issuers and denominated in U.S. dollars.



Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


                               INVESTMENT ADVISER



Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                              % Per
    Average Daily Net Assets  Annum
---------------------------------------
    First $500 million        1.00%
 .......................................
    Next $500 million         0.95%
 .......................................
    Over $1 billion           0.90%
 .......................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.00% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.

Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



                             INVESTMENT SUBADVISER



Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") is the Subadviser of the Portfolio. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1999, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.



                                    GENERAL



From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.



PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Global Equity Portfolio has been managed by Barton M. Biggs and Ann D. Thivierge since April 1997. Mr. Biggs has been Chairman and a director of the Subadviser since 1980. Mr. Biggs is also a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated and is a director and chairman of various registered investment companies to which the Subadviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Ms. Thivierge is a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. Ms. Thivierge has been with the Subadviser since 1986. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholder's accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Portfolio will be subject to a 4% excise tax on the undistributed amounts. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST--GLOBAL EQUITY PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555


Investment Subadviser



MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT


1221 Avenue of the Americas


New York, NY 10020


Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust--Global Equity Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust--Global Equity Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN
                 LIFE INVESTMENT TRUST GLOBAL EQUITY PORTFOLIO


                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Global Equity Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Global
                 Equity Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act    File No. is 811-4424.    LIT PRO GE II 4/00

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                             GOVERNMENT  PORTFOLIO



The Government Portfolio is a mutual fund with the investment objective to seek to provide investors with high current return consistent with preservation of capital.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS









                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS



Risk/Return Summary...............................   3

Van Kampen Life Investment Trust General
  Information.....................................   6

Investment Objective, Policies and Risks..........   6

Investment Advisory Services......................  12

Purchase of Shares................................  13

Redemption of Shares..............................  14

Dividends, Distributions and Taxes................  14



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek to provide investors with high current return consistent with preservation of capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the investment adviser's analysis and expectations on interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio will be subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. These securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.


The prices of mortgage-related securities, like traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). Additionally, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero-coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make current interest payments. Therefore, the Portfolio may be subject to greater market risk than a portfolio that does not own these types of securities.

Investments in when-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuation.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests substantially all of its assets in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because property owners often refinance their mortgages when interest rates drop.

EXTENSION RISK. The value of debt securities tends to fall as interest rates rise. For mortgage-related securities, if interest rates rise, property owners may prepay mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps or other interest-rate related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital


- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If these sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                              8.31
1991                                                                             16.23
1992                                                                              5.73
1993                                                                              7.86
1994                                                                             -4.63
1995                                                                             17.17
1996                                                                              2.12
1997                                                                              9.61
1998                                                                              8.59
1999                                                                             -3.36


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was 2.86%.



During the ten-year period shown in the bar chart, the highest quarterly return was 5.71% (for the quarter ended September 30, 1991) and the lowest quarterly return was -3.98% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



      Average Annual
       Total Returns
          for the
       Periods Ended      Past     Past     Past 10
     December 31, 1999   1 Year   5 Years    Years
-------------------------------------------------------
    Van Kampen
    Government
    Portfolio **         -3.36%    6.60%     6.54%
 .......................................................
    Lehman Brothers
    Mutual Fund
    Government/Mortgage
    Index                -0.54%    7.67%     7.60%
 .......................................................



* The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.


** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.

                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in eleven separate portfolios, including this Government Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek to provide investors with high current return consistent with preservation of capital. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in other government-related securities, including privately issued mortgage-related and mortgage-backed securities not issued or directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing "stripped" U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or its instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Government-Related Securities" below.


The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, being equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                                   UNDERSTANDING
                                     MATURITIES

    A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                 Term         Maturity Level
--------------------------------------------------
            1-3 years         Short
 ..................................................
           4-10 years         Intermediate
 ..................................................
   More than 10 years         Long
 ..................................................

                                 UNDERSTANDING
                                    DURATION


    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.



The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.


The Portfolio may purchase debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


In order to hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on such contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such securities may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such securities. See "Interest Rate Transactions" and "Using Options, Futures Contracts and Options on Futures Contracts."


The Portfolio also may purchase or sell U.S. government securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.


The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.



U.S. GOVERNMENT SECURITIES. Debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.


MORTGAGE-RELATED SECURITIES. Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.


The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security).

The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.

GOVERNMENT-RELATED SECURITIES. Under normal market conditions, the Portfolio may invest up to 20% of its assets in, among other things, government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government, privately issued certificates representing stripped U.S. government or mortgage-related securities and repurchase agreements fully collateralized by U.S. government securities.



The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government such as GNMA, FNMA, and FHLMC, only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if: they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities and they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings is contained in the Portfolio's Statement Additional Information.



The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year and, in order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Portfolio.


Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year, and, in order to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Portfolio.


Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio will follow established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.


INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Statement of Additional Information.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or bond index options or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 5% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in short term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for high current return on these securities will tend to be lower than the potential for high current return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective of high current income.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:



                                        % Per
       Average Daily Net Assets         Annum
---------------------------------------------
     First $500 million                 0.50%
 .............................................
     Next $500 million                  0.45%
 .............................................
     Over $1 billion                    0.40%
 .............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.36% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Government Portfolio is co-managed by John R. Reynoldson, Barbara M. Downey and Ted V. Mundy III who are responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Reynoldson has been Senior Vice President of Adviser since July 1991 and Senior Vice President of Advisory Corp. since June 1995. Mr. Reynoldson has been affiliated with the Portfolio since 1988.



Barbara M. Downey has been Vice President of the Adviser since 1996. Prior to 1996, Ms. Downey spent about two years as a Vice President and Senior Portfolio Manager at CSI Asset Management, Inc. Ms. Downey has been affiliated with the Portfolio since January 2000.



Ted V. Mundy III has been Vice President of Adviser since September 1994 and Vice President of Advisory Corp. since June 1995. Mr. Mundy has been affiliated with the Portfolio since January 2000.





                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.





                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the

Portfolios are subject to the diversification requirements of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the dividends received deduction for corporations.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST -- GOVERNMENT PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust -- Government Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust -- Government Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN

                             LIFE INVESTMENT TRUST

                              GOVERNMENT PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



                             [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act    File No. is 811-4424.    LIT PRO GV II 4/00

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                          GROWTH AND INCOME PORTFOLIO



The Growth and Income Portfolio is a mutual fund with the investment objective to seek long-term growth of capital and income.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS





                             [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   9
Purchase of Shares................................  10
Redemption of Shares..............................  11
Dividends, Distributions and Taxes................  11



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with an investment objective to seek long-term growth of capital and income.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities. In selecting securities for investments the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the Portfolio's investment adviser's assessments of the growth and income potential for such securities materially change. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. Investments in fixed income or debt securities generally are affected by changes in interest rates and creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer duration. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the three calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                              23.9
1998                                                                             19.61
1999                                                                             12.99


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was 6.97%.


During the three-year period shown in the bar chart, the highest quarterly return was 15.84% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.52% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Stock Index**, and with the Lipper Growth and Income Fund Index***, an index of funds with similar investment objectives. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of a Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1999  1 Year   Inception
---------------------------------------------
    Van Kampen Growth
    and Income
    Portfolio****      12.99%    18.48%(1)
 .............................................
    Standard & Poor's
    500-Stock Index    21.04%    26.60%(2)
 .............................................
    Russell 1000
    Stock Index        20.91%    22.45%
 .............................................
    Lipper Growth and
    Income Fund Index  11.86%    16.81%(2)
 .............................................


Inception dates: (1) 12/23/96, (2) 12/26/96.

  * The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


 ** The Russell 1000 Stock Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization.


 *** The Lipper Growth and Income Index is an index of funds with similar investment objectives. The Lipper Growth and Income Index was initially released as a benchmark for the Fund's performances, however, based as the Fund's asset composition, the Fund's investment adviser believes the Russell 1000 Stock Index provides a more appropriate benchmark for the Fund. Therefore, the Lipper Growth and Income Index will not be shown in future prospectuses.


**** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Growth and Income Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek long-term growth of capital and income. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objectives.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.



In selecting common stocks for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as a new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on large capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.



While the Portfolio invests primarily in income-producing equity securities, the Portfolio may invest in non-convertible adjustable or fixed rate preferred stock and debt securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Portfolio may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such fluctuations generally are larger among securities with longer maturities.



                             RISKS OF INVESTING IN



                         SECURITIES OF FOREIGN ISSUERS



The Portfolio may invest up to 15% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging markets countries investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.



       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock or bond index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock or bond index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock or bond index options or stock or bond index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objective has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.

                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENTS. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                                      % Per
        Average Daily Net Assets      Annum
-----------------------------------------------
     First $500 million               0.60%
 ...............................................
     Over $500 million                0.55%
 ...............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of the month.



After voluntary fee waivers, the effective advisory fee rate was 0.43% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Growth and Income Portfolio is managed by a team of portfolio managers, James A. Gilligan, Senior Portfolio Manager, Scott Carroll, Portfolio Manager and James O. Roeder, Portfolio Manager. Mr. Gilligan has been primarily responsible for managing the Portfolio's investments since the Portfolio's inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995 and of Advisory Corp. since June 1995. Prior to September 1995, Mr. Gilligan was a Vice President and Portfolio Manager of the Adviser.



Mr. Carroll has been a Portfolio Manager of the Portfolio since July 1997 and employed by the Adviser and Advisory Corp. since December 1996 and a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to December 1996, Mr. Carroll was an Equity Analyst for two years with Lincoln Capital Management Company.

Mr. Roeder has been a Portfolio Manager of the Portfolio since May 1999 and a Vice President of the Adviser and Advisory Corp. since May 1999. Prior to that time, Mr. Roeder was an analyst for three years with Midwest Research and prior to that, an analyst for approximately two years with Duff & Phelps Equity Research.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Portfolio will be subject to a 4% excise tax on the undistributed amounts. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST --


GROWTH AND INCOME PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust --


Growth and Income Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust --


Growth and Income Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-4424.
                                                                      LIT PRO GI
II 4/00

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                          GROWTH AND INCOME PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and Growth and Income Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                            MONEY  MARKET  PORTFOLIO



The Money Market Portfolio is a mutual fund with the investment objective to seek protection of capital and high current income through investments in money market instruments.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   4
Investment Objective, Policies and Risks..........   5
Investment Advisory Services......................   7
Purchase of Shares................................   7
Redemption of Shares..............................   8
Dividends, Distributions and Taxes................   9



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek protection of capital and high current income through investments in money market instruments.


                             INVESTMENT STRATEGIES


The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.



The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.


                                INVESTMENT RISKS


An investment in the Portfolio is subject to investment risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments


                               ANNUAL PERFORMANCE



One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the ten calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             7.83
1991                                                                              5.6
1992                                                                             3.36
1993                                                                             2.66
1994                                                                             3.71
1995                                                                             5.46
1996                                                                             4.89
1997                                                                             5.06
1998                                                                             5.02
1999                                                                             4.63


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was 1.31%.



During the ten-year period shown in the bar chart, the highest quarterly return was 1.96% (for the quarter ended June 30, 1990) and the lowest quarterly return was 0.64% (for the quarter ended June 30, 1993).


Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 341-2911.

                            COMPARATIVE PERFORMANCE


The table below shows the Portfolio's performance for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen Money
    Market Portfolio*  4.63%     5.01%      4.81%
 .......................................................



* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Money Market Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.





                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek protection of capital and high current income through investments in money market instruments. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.



The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under law. These standards include requirements for maintaining high credit quality in the Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets in order to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity in order to increase the yield or to maintain the average maturity or credit quality of the Portfolio's portfolio. The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Portfolio's Board of Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Portfolio's Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Portfolio's Trustees, however, to change these policies without prior notice to shareholders.


There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The daily dividend rate paid by the Portfolio is expected to fluctuate with changes in prevailing market interest rates. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount.


The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:



U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.



BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.


COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.



REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



For the purpose of investing in repurchase agreements, the Portfolio's investment adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the investment adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The investment adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and its instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its share of a fee computed based upon an annual rate applied to combined average daily net assets of the Combined Portfolios as follows:



                                     % Per
       Average Daily Net Assets      Annum
----------------------------------------------
    First $500 million               0.50%
 ..............................................
    Next $500 million                0.45%
 ..............................................
    Over $1 billion                  0.40%
 ..............................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.19% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


                          PERSONAL INVESTMENT POLICIES


The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio. Shares of the Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.



DIVIDENDS. The Portfolio declares income dividends each business day payable monthly. The Portfolio's net investment income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Portfolio.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the dividends received deduction for corporations.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*

Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST--MONEY MARKET PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust--Money Market Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust--Money Market Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                             MONEY MARKET PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Money
                 Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act    File No. is 811-4424.    LIT PRO MM II 4/00

                                  VAN  KAMPEN
                            LIFE  INVESTMENT  TRUST

                                MORGAN  STANLEY


                                  REAL  ESTATE


                              SECURITIES PORTFOLIO



The Morgan Stanley Real Estate Securities Portfolio is a mutual fund with the primary investment objective


to seek long-term growth of capital.


Current income is a secondary


investment objective.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS





                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Van Kampen Life Investment Trust General
  Information.....................................   5
Investment Objectives, Policies and Risks.........   5
Investment Advisory Services......................  10
Purchase of Shares................................  12
Redemption of Shares..............................  13
Dividends, Distributions and Taxes................  13


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES


The Portfolio is a mutual fund with the primary investment objective to seek long-term growth of capital. Current income is a secondary investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objectives by investing at least 65% of the Portfolio's total assets in a portfolio of securities of companies operating in the real estate industry, including equity securities of real estate investment trusts ("REITs") and other securities of real estate operating companies. The Portfolio's investment adviser diversifies its investments as to issuers, property types and regions. The Portfolio's investment adviser emphasizes a bottom-up stock selection (seeking individual companies with attractive fundamental valuations relative to their underlying real estate value) with a top-down asset allocation overlay (focusing on key regional criteria, including demographic and macroeconomic considerations, for optimizing regional and property market mix). Portfolio securities are typically sold when the investment adviser's assessments of the growth or income potential of such securities materially change. A company operating in the real estate industry is one that derives at least 50% of its assets, gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Besides equity securities of REITs, the Portfolio may invest in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and investment-grade quality securities of companies operating in the real estate industry. The Portfolio may purchase or sell up to 35% of its total assets in securities of companies outside the real estate industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, some or all of which may be in the real estate industry. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objectives.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The prices of equity securities of companies in the real estate industry may be more volatile and may not fluctuate in tandem with overall changes in the stock markets. The value of debt securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities.


RISKS OF INVESTING IN REAL ESTATE. Because of the Portfolio's policy of concentrating its of investments in securities of companies operating in the real estate industry and because a substantial portion of the Portfolio's investments may be comprised of REITs, the Portfolio may be more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain federal income tax law requirements to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.



MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Portfolio's investment objectives and strategies, the Portfolio may be appropriate for investors who:


- Seek to grow their capital over the long term

- Are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry

- Can withstand volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that invests primarily in companies operating in the real estate industry



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment and the Portfolio should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Portfolio* over the four calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             40.53
1997                                                                             21.47
1998                                                                            -11.62
1999                                                                             -3.37


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was 2.14%.


During the four-year period shown in the bar chart, the highest quarterly return was 19.89% (for the quarter ended December 31, 1996) and the lowest quarterly return was -9.32% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: Standard & Poor's 500-Stock Index* and the NAREIT Equity Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investor purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past       Since
    December 31, 1999  1 Year    Inception
----------------------------------------------
    Morgan Stanley
    Real Estate
    Securities
    Portfolio***        -3.37%     10.70%(1)
 ..............................................
    Standard & Poor's
    500-Stock Index     21.04%     26.90%(2)
 ..............................................
    NAREIT Equity
    Index               -4.62%      6.80%(2)
 ..............................................


Inception dates: (1) 7/3/95, (2) 6/30/95.

* The Standard and Poor's 500-Stock Index consists of 500 widely-held common stocks of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).


** NAREIT (National Association of Real Estate Investment Trusts) Equity Index is an unmanaged market weighted index of tax-qualified REIT's listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market Systems (including dividends).


*** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolios, including this Morgan Stanley Real Estate Securities Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.



Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.



                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS



The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary investment objective. The investment objectives of the Portfolio may be changed by the Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the investment objectives of the Portfolio, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objectives.



The Portfolio's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry. A company operating in the real estate industry is one that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies include, among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Because of the Portfolio's policy of concentrating its investments in real estate securities, the Portfolio may be more susceptible to economic, political or regulatory occurrences affecting the real estate industry than a portfolio without such a policy.


Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of companies operating in the real estate industry, including equity securities of REITs and other securities of real estate operating companies. The Portfolio's investment adviser diversifies its investments as to issuers, property types and regions. The investment adviser's approach emphasizes a bottom-up stock selection with a top-down asset allocation overlay. Besides equity securities of REITs, the Portfolio may also invest in equity securities, including common stocks and convertible securities, or non-convertible preferred stocks and investment-grade debt securities of real estate industry companies. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as equity REITs, mortgage REITs or a combination of both. Equity REITs, which invest the majority of their assets directly in real property, derive their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgagees, derive their income primarily from interest payments. REITs are not taxed on income distributed to shareholders provided such REITs comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.


Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Portfolio invests in investment-grade debt securities (securities rated at the time of investment BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or unrated securities considered by the Portfolio's investment adviser to be of comparable quality). Credit quality at the time of purchase determines which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are considered to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.


Under normal market conditions, the Portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry.


                           RISK FACTORS OF INVESTING



                           IN REAL ESTATE SECURITIES



The values and return on securities of companies in the real estate industry may or may not fluctuate in tandem with the overall securities markets. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio generally will be subject to the risks associated with investments in real estate because of its policy of concentrating in the securities of companies operating in the real estate industry. These risks include, among others: declines in the value of real estate; defaults by borrowers or tenants; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes, capital expenditures or operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; changes in interest rates; and political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio may own, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company.


Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by changes in interest rates and the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified (which may increase the volatility of the REIT's value) and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Mortgage REITs, like debt securities, tend to decline in value as interest rates rise. Mortgage REITs are often more susceptible than traditional debt securities to further price declines in periods of rising interest rates because of extension risks (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of the security). In addition, mortgage REITs tend to benefit less than traditional debt securities when interest rates decline because underlying mortgages often get prepaid faster than expected in periods of declining interest rates. In addition, the Portfolio indirectly will bear its proportionate share of any expenses paid by the REITs in which it invests.


              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS



The Portfolio may invest up to 25% of total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Portfolio may experience settlement difficulties or delays not usually encountered in the U.S.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.



The Portfolio may invest in securities of issuers in developing or emerging market countries. Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed countries since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodian costs.



The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to use, various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objectives, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Portfolio may purchase and sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



The Portfolio may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Portfolio's investment adviser believes the securities' potential relative to the Portfolio's investment objectives has lessened or otherwise. The Portfolio's turnover rate is shown under the heading "Financial Highlights." The portfolio turnover rate for the Portfolio may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objectives.


                              INVESTMENT ADVISORY
                                    SERVICES


                               INVESTMENT ADVISER



Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:



                                       % Per
        Average Daily Net Assets       Annum
------------------------------------------------
    First $500 million                 1.00%
 ................................................
    Next $500 million                  0.95%
 ................................................
    Over $1 billion                    0.90%
 ................................................



The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.97% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.

Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



                             INVESTMENT SUBADVISER



Morgan Stanley Dean Witter Investment Management Inc. is the subadviser (the "Subadviser") for the Portfolio. The Subadviser is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and is an affiliate of the Adviser. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1999, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.



                                    GENERAL



From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.



PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Portfolio is managed by Theodore R. Bigman and Douglas
A. Funke. Theodore R. Bigman joined the Subadviser in 1995 and currently is a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has primary responsibility for managing the Subadviser's global real estate securities business. Prior to joining the Subadviser, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. While at CS First Boston, Mr. Bigman established and managed that firm's REIT effort, including primary responsibility for $2.5 billion of initial public offerings by REITs. Mr. Bigman graduated from Brandeis University in 1983 with a B.A. in Economics and received his M.B.A. from Harvard University in 1987. Mr. Bigman has shared primary responsibility for managing the Portfolio's assets since March 1995.



Douglas A. Funke joined Morgan Stanley & Co. Incorporated in 1993 as a Financial Analyst. Currently, he is Vice President of the Subadviser and Morgan Stanley & Co. Incorporated and is responsible for providing research and analytical support for the group's real estate securities investment business. Prior to joining the Subadviser, he was a member of Morgan Stanley's Interest Rate and Foreign Exchange Risk Management Group, where he assisted in the execution of more than $3 billion of structured financings and firm-related risk management projects. Mr. Funke graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science. He is a member of the National Association of Real Estate Investment Trusts and the New York Society of Securities Analysts. Mr. Funke has shared primary responsibility for managing the Portfolio's assets since January 1999.

                               PURCHASE OF SHARES



The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its income and distributions of the Portfolio's investment company taxable income (consisting generally of taxable income net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gains are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be designated as such in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and


Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmerman, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE

www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST--


MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555
Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Subadviser



MORGAN STANLEY DEAN WITTER


INVESTMENT MANAGEMENT INC.


1221 Avenue of the Americas


New York, NY 10020

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555
Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust--


Morgan Stanley Real Estate Securities Portfolio

Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust--


Morgan Stanley Real Estate Securities Portfolio

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                                 MORGAN STANLEY


                                  REAL ESTATE


                              SECURITIES PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act    File No. is 811-4424.    LIT PRO RL II 4/00

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                           STRATEGIC STOCK PORTFOLIO



The Strategic Stock Portfolio is a mutual fund with the investment objective to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                    This prospectus is dated APRIL 28, 2000.


                                CLASS II SHARES

                                   PROSPECTUS



                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Van Kampen Life Investment Trust General
  Information......................................   4
Investment Objective, Policies and Risks...........   5
Investment Advisory Services.......................   9
Purchase of Shares.................................  10
Redemption of Shares...............................  11
Dividends, Distributions and Taxes.................  11



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Portfolio is a mutual fund with the investment objective to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the Dow Jones Industrial Average (the "DJIA") or in the Morgan Stanley Capital International USA Index (the "MSCI USA Index"). The Portfolio's investment adviser buys and sells investment securities based primarily upon specific objective criteria (emphasizing dividend yield) applied to DJIA and MSCI USA Index companies. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes high dividend yielding stocks selected based upon specific objective criteria. The market value of the Portfolio's equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The ability of the Portfolio's investment holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivatives. Derivative instruments involve risks different from direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


STYLE RISK. Securities are purchased and sold for the Portfolio based primarily upon specific objective criteria. The Portfolio's style may not be as successful in selecting the best-performing securities as other styles and may underperform the overall market.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek an above average total return through a combination of potential capital appreciation and dividend income

- Can withstand volatility in the value of their shares in the Portfolio


- Wish to add their investment holdings a portfolio that invests primarily in equity securities



An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year-to-year. The following chart shows the annual return of the Portfolio* over the two calendar years prior to the date of this prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             16.51
1999                                                                             -0.47


* The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.



The Portfolio's return for the three-month period ended March 31, 2000 was -7.90%.



During the two-year period shown in the bar chart, the highest quarterly return was 12.23% (for the quarter ended December 31, 1998) and the lowest quarterly return was -8.90% (for the quarter ended September 30, 1999).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: Dow Jones Industrial Average* and the MSCI USA Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Portfolio is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1999  1 Year   Inception
---------------------------------------------
    Van Kampen
    Strategic Stock
    Portfolio ***      -0.47%     8.33%(1)
 .............................................
    Dow Jones
    Industrial
    Average            27.21%    24.35%(2)
 .............................................
    MSCI
    USA Index          22.38%    27.84%(2)
 .............................................


Inception dates: (1) 11/3/97, (2) 10/31/97.

* The Dow Jones Industrial Average is a price-weighted average of 30 stocks as selected by Dow Jones & Co.


**  The MSCI USA Index consists of approximately 320 large domestic companies.


*** The Portfolio commenced offering Class II Shares on April 28, 2000. The returns shown in the Comparative Performance chart above are for the Class I Shares of the Portfolio (which are offered in a separate prospectus). The annual return variability of the Portfolio's Class II Shares would be substantially similar to that shown for the Class I Shares because all of the Portfolio's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class II Shares would be lower than the annual returns shown for the Portfolio's Class I Shares because of differences in the expenses borne by each class of shares.


                                VAN KAMPEN LIFE
                                INVESTMENT TRUST
                              GENERAL INFORMATION


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in eleven separate portfolio, including this Strategic Stock Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.






                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS



The investment objective of the Portfolio is to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Portfolio will achieve its investment objective.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in a portfolio of high dividend yielding equity securities of companies included in the DJIA or in the MSCI USA Index. The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The MSCI USA Index consists of approximately 320 large domestic companies in the United States and has existed since January 1, 1970.


The Portfolio's investment adviser selects investment securities for the Portfolio based upon the Portfolio's strategic selection policies (the "Strategic Selection Policies") as follows:

The ten highest dividend yielding securities in the DJIA are identified for investment. In addition, all companies having securities in the MSCI USA Index are reviewed by the Portfolio's investment adviser. Securities of companies in the financial or utility sectors and companies having securities included in the DJIA are excluded. The remaining pool of MSCI USA Index securities is further evaluated and securities of companies that do not have positive one- and three-year sales and earnings growth rates and two years of positive dividend growth are excluded. The Portfolio's investment adviser also excludes MSCI USA Index securities that are in the bottom 25% of all MSCI USA Index securities measured in terms of total annual trading volume. MSCI USA Index securities of the remaining companies are ranked by dividend yield, and the ten highest-yielding such MSCI USA Index securities are identified for investment. In the event that this process results in less than 10 remaining MSCI USA Index securities, those companies with the most favorable one- and three-year sales and earnings performance and two-year dividend performance as determined by the Portfolio's investment adviser are added back until the number of MSCI USA Index securities equals 10. Dividend yield for purposes of applying the foregoing investment policies is calculated for each security by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future.

At the commencement of the Portfolio's investment operations, the 20 securities so identified at that time represented the Portfolio's initial investments. Approximately monthly, the Portfolio's investment adviser employs the same Strategic Selection Policies to identify a new list of 20 strategic securities. Based on a rolling 12-month schedule, the investment adviser reviews and adjusts the oldest one-twelfth portion of the Portfolio's assets so as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 strategic securities. For a more detailed discussion of the Portfolio's investment policies, including the frequency of security re-evaluations and the portion of the Portfolio's assets that the Portfolio's investment adviser presently expects to re-evaluate at the end of each period, see the Statement of Additional Information.

The Portfolio's investment adviser generally seeks to allocate cash available for investment due to the sale of new shares of the Portfolio and the receipt of dividends and interest income from Portfolio investments approximately proportionately among its current list of strategic securities in the Portfolio. To the extent that the Portfolio is required to dispose of securities in order to satisfy redemption requests, make distributions, pay expenses or otherwise raise cash for operational purposes, the Portfolio's investment adviser generally intends to sell approximately proportionate amounts of securities from all securities in the Portfolio.

Application of the foregoing Strategic Selection Policies is subject to and limited by certain of the Portfolio's other investment policies and restrictions, including restrictions and limitations which must be met in order for the Portfolio to qualify for U.S. federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or in order to comply with requirements of the 1940 Act. The Portfolio is subject to investment diversification requirements that generally provide that the Portfolio may not, with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Further, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of issuers in any particular industry. The Portfolio's satisfaction of these requirements will take precedent over the Strategic Selection Policies. In addition, the Portfolio's investment adviser will try to avoid transacting in odd-lots of securities in order to minimize transaction costs. These limitations may, at times, cause the composition of the Portfolio's investment portfolio to differ significantly from that which would have resulted had the Strategic Selection Policies been fully implemented. In selecting securities for investment or disposition at times that the Portfolio's investment policies and restrictions do not permit full implementation of the Strategic Selection Policies, the Portfolio's investment adviser will have sole discretion to select securities for purchase or sale and generally will make such selections in a manner that is consistent with the Portfolio's investment objective and in a manner that it believes is consistent with the investment rationale that is the basis for the Strategic Selection Policies.

The Portfolio will continue to hold securities, even though such securities may not be included in the most recent list of strategic securities determined for the review and adjustment of a portion of the Portfolio's assets. In addition, although each new list of strategic securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Portfolio's investment adviser expects that the number of securities held by the Portfolio may over time increase and that the Portfolio may at times hold forty or more different securities.

The Portfolio may invest up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain. The Portfolio also may invest up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicative costs and expenses, including investment management fees charged by such registered investment companies. Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments.

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Portfolio a license to use the DJIA. Dow Jones & Company, Inc. has not participated in any way in the creation of the Portfolio or in the selection of the stocks included in such Portfolio and has not approved any information herein relating thereto. Shares of the Portfolio are not designed so that their prices will parallel or correlate with any movements in the DJIA, and it is expected that their prices will not parallel or correlate with such movements.

The MSCI USA Index is the property of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in investment portfolios generally or in the Portfolio particularly or the ability of the MSCI USA Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI USA Index which is determined, composed and calculated by Morgan Stanley without regard to this Portfolio. Morgan Stanley has no obligation to take the needs of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI USA Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RISK FACTORS. There is no guarantee that the investment objective of the Portfolio will be achieved because it is subject to the continuing ability of the respective issuers of equity securities in which the Portfolio invests to declare and pay dividends and because the market value of such equity securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. There can be no assurance that the value of the underlying securities will increase or that the issuers of the securities will pay dividends on outstanding securities. The declaration of dividends by any issuer depends upon several factors including the financial condition of the issuer and general economic conditions. Risks associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Portfolio's investment adviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Portfolio's investment adviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the MSCI USA Index.


In addition, investors should be aware that the Portfolio is not "actively managed." Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or re-evaluate its investments except as periodically determined by the Portfolio's investment adviser. In addition, only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may (but need not) dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security having declined to such an extent or other factors existing so that in the opinion of the Portfolio's investment adviser the retention of such security would be detrimental to the Portfolio, the adverse financial condition of a company will not result in its elimination from the Portfolio prior to scheduled review and adjustment except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rates of appreciation.



                  USING OPTIONS, FUTURES CONTRACTS AND OPTIONS


                              ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts or options on futures contracts in several different ways, depending upon the status of the Portfolio's securities and the investment adviser's expectations concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use the practices to further the Portfolio's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising securities' prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing stock index futures contracts, however, the Portfolio can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



As an alternative to futures contracts, the Portfolio can engage in options (or stock index options or stock index futures options) to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In addition to futures and options on securities, the Portfolio may engage in foreign currency futures and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invest are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Statement of Additional Information.


                  OTHER INVESTMENT PRACTICES AND RISK FACTORS


The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Portfolio may invest up to 15% of net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would not be pursuing and may not achieve its investment objective.


                              INVESTMENT ADVISORY
                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the investment adviser for the Portfolio (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision as of December 31, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Portfolio as follows:


                                        % Per
         Average Daily Net Assets       Annum
-------------------------------------------------
    First $500 million                  0.50%
 .................................................
    Over $500 million                   0.45%
 .................................................


The Portfolio's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each month as soon as practicable after the end of that month.



After voluntary fee waivers, the effective advisory fee rate was 0.24% of the Portfolio's average daily net assets for the fiscal year ended December 31, 1999.



Under the advisory agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize at is own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Strategic Stock Portfolio is managed by a management team headed by John Cunniff, Senior Portfolio Manager. Mr. Cunniff has had responsibility for the Portfolio since its inception. Mr. Cunniff has been a Vice President and Director of Equity Research with the Adviser since October 1995. Prior to October 1995, Mr. Cunniff was a portfolio manager for three years with Templeton Quantitative Advisors, a subsidiary of the Franklin Group.



Raj Wagle, Portfolio Manager, has been affiliated with the Portfolio since April 1999. Mr. Wagle has been a Portfolio Manager of the Adviser since April 1999 and Quantitative Equity Analyst of the Adviser since February 1998. Prior to November 1997, he was an Equity Analyst with Aeltus Investment Management. Prior to December 1995, he was with Oppenheimer & Company for three years. He was an Equity Analyst for two years and spent his first year as a Research Associate.


                               PURCHASE OF SHARES


The Portfolio offers two classes of shares -- designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.



The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to shareholders and maintenance of the shareholders' accounts of its Class II Shares. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.



The Portfolio offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio prospectus.



The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the shares. The Portfolio and the Distributor reserves the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."



                        DETERMINATION OF NET ASSET VALUE



Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New

York time) each day the New York Stock Exchange is open. See the accompanying prospectus for the policies observed by the insurance company. Net asset value of the Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.



Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and asked prices. U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Private placement securities are valued at the last reported bid price. Securities for which market quotations are not readily available and other assets are valued at a fair value in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term investments for the Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.


                              REDEMPTION OF SHARES


Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                                   DIVIDENDS,
                                 DISTRIBUTIONS
                                   AND TAXES


All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.



Dividends from stocks and interest earned from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its investment company taxable income and net capital gain. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gain, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.



Dividends paid by the Portfolio from its investment company taxable income (consisting generally of taxable income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such dividends depends on the insurance company's tax status. Some portion of the dividends from the Portfolio may be eligible for the dividends received deduction for corporations if the Portfolio receives qualifying dividends during the taxable year and if certain other requirements of the Code are satisfied. The Portfolio will send to the Accounts a written notice (contained in the annual report) required by the Code designating the amount and character of any distributions made during such year.



Under the Code, any dividends designated as being made from the Portfolio's net capital gain are taxable to the insurance company as long-term capital gains. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the dividends received deduction for corporations. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.



As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan         Richard F. Powers, III*
Jerry D. Choate           Phillip B. Rooney
Linda Hutton Heagy        Fernando Sisto
R. Craig Kennedy          Wayne W. Whalen*, Chairman
Mitchell M. Merin*        Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*

Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President


John L. Sullivan*

Vice President, Chief Financial Officer & Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2929

7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



WEB SITE
www.vankampen.com


VAN KAMPEN LIFE INVESTMENT TRUST--STRATEGIC STOCK PORTFOLIO

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Life Investment Trust--Strategic Stock Portfolio


Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Life Investment Trust--Strategic Stock Portfolio


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Street
Chicago, IL 60601

                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                           STRATEGIC STOCK PORTFOLIO



                                CLASS II SHARES
                                   PROSPECTUS


                                 APRIL 28, 2000



                 A Statement of Additional Information, which contains more details about the Trust and the Strategic Stock Portfolio, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.



                 You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833.



                 Information about the Trust and the Strategic Stock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.



                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act    File No. is 811-4424.    LIT PRO SS II 4/00

                      STATEMENT OF ADDITIONAL INFORMATION


                        VAN KAMPEN LIFE INVESTMENT TRUST

     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with eleven Portfolios (the "Portfolios"): Asset Allocation Portfolio (formerly Multiple Strategy Fund), Comstock Portfolio, Domestic Income Portfolio (formerly Domestic Strategic Income Fund), Emerging Growth Portfolio (formerly Emerging Growth Fund), Enterprise Portfolio (formerly Common Stock
Fund), Global Equity Portfolio (formerly Global Equity Fund), Government Portfolio (formerly Government Fund), Growth and Income Portfolio (formerly Growth and Income Fund), Money Market Portfolio (formerly Money Market Fund), Morgan Stanley Real Estate Securities Portfolio (formerly Real Estate Securities Portfolio) and Strategic Stock Portfolio. Each Portfolio is in effect a separate diversified mutual fund issuing its own shares.


     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Portfolios' prospectuses (the "Prospectuses") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. (the "Distributor") at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 at (800) 421-5666 or (800) 421-2833 for the hearing impaired.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objective, Policies and Risks....................  B-7
Options, Futures Contracts and Options on Futures
  Contracts.................................................  B-15
Investment Restrictions.....................................  B-23
Trustees and Officers.......................................  B-39
Investment Advisory Agreements..............................  B-47
Distributor.................................................  B-51
Transfer Agent..............................................  B-52
Portfolio Transactions and Brokerage Allocation.............  B-52
Determination of Net Asset Value............................  B-55
Purchase and Redemption of Shares...........................  B-56
Tax Status..................................................  B-57
Portfolio Performance.......................................  B-61
Money Market Portfolio Yield Information....................  B-64
Other Information...........................................  B-64
Description of Securities Ratings...........................  B-65
Report of Independent Accountants...........................  F-1
Financial Statements........................................  F-2
Notes to Financial Statements...............................  F-32
Report of Independent Accountants...........................  F-40
Financial Statements........................................  F-41
Notes to Financial Statements...............................  F-75



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2000.



                                                                         LIT SAI
4/00

                              GENERAL INFORMATION

     Van Kampen Life Investment Trust, formerly known as Van Kampen American Capital Life Investment Trust (the "Trust"), was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a business trust under the laws of the State of Delaware and changed its name. On July 14, 1998, the Trust adopted its current name.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64121-8256. Morgan Stanley Dean Witter Investment Management Inc., the subadviser for the Global Equity Portfolio and the Morgan Stanley Real Estate Portfolio ("MSDWIM" or the "Subadviser"), is a wholly-owned subsidiary of Morgan Stanley Dean Witter. The principal office of the Subadviser is located at 1221 Avenue of the Americas, New York, New York 10020.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     Each Portfolio currently offers two classes of shares, designated Class I Shares and Class II Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of a Portfolio generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of April 3, 2000, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any portfolio except as set forth below. The Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.



                                                  AMOUNT OF RECORD OWNERSHIP
             NAME AND ADDRESS OF                       OF THE PORTFOLIO         PERCENTAGE    CLASS OF
                RECORD HOLDER                          AT APRIL 3, 2000         OWNERSHIP      SHARES
             -------------------                  --------------------------    ----------    --------
ASSET ALLOCATION PORTFOLIO
Nationwide Life Insurance Co..................             2,362,352              49.49%         I
  Nationwide VL1 -- Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co..................             2,306,638              48.33%         I
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
COMSTOCK PORTFOLIO
The Travelers Sep Acct ABD2 for...............               103,940              45.97%         I
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 5MS
  Hartford CT 06183-0002
Van Kampen Funds..............................               100,000              44.23%         I
  Attn: Dominick Cogliandro
  1 Chase Manhattan Plz.
  New York, NY 10005-1401
DOMESTIC INCOME PORTFOLIO
American General Life Insurance Co............               420,075              19.27%         I
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co..................               170,270               7.81%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co..................               472,751              21.69%         I
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                  AMOUNT OF RECORD OWNERSHIP
             NAME AND ADDRESS OF                       OF THE PORTFOLIO         PERCENTAGE    CLASS OF
                RECORD HOLDER                          AT APRIL 3, 2000         OWNERSHIP      SHARES
             -------------------                  --------------------------    ----------    --------
Van Kampen Generations Variable Annuities.....               597,921              27.43%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Separate Account for............               343,792              15.77%         I
  Variable Annuities of the
  Travelers Insurance Co.
  One Tower Square 5MS
  Hartford, CT 06183-0002
EMERGING GROWTH PORTFOLIO
Van Kampen Generations Variable Annuities.....             1,411,859              17.30%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
American General Annuity Ins. C...............               759,354               9.30%         I
  Elite Plus
  205 E. 10th Ave.
  Amarillo, TX 79101-3507
The Travelers Fund BD IV......................               408,553               5.00%         I
  For Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting Dept.
  1 Tower Sq. #6MS
  Hartford CT 06183-0002
Northbrook Life Insurance Co..................             4,604,310              56.44%         I
  MSDWVA II
  3100 Sanders Road Station N4A
  Northbrook, IL 60062-7156
ENTERPRISE PORTFOLIO
American General Life Insurance Co............               683,103               8.72%         I
  Separate Account -- D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co..................             1,547,135              19.74%         I
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co..................             1,774,233              22.64%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities.....             1,661,548              21.20%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591

                                                  AMOUNT OF RECORD OWNERSHIP
             NAME AND ADDRESS OF                       OF THE PORTFOLIO         PERCENTAGE    CLASS OF
                RECORD HOLDER                          AT APRIL 3, 2000         OWNERSHIP      SHARES
             -------------------                  --------------------------    ----------    --------
Hartford Life and Annuity Insurance Company...             1,276,330              16.29%         I
  Separate Account Three
  MSDW Select Dimensions
  Attn: Carol Lewis
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Sep Acct ABD2 for...............               487,152               6.21%         I
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square 5MS
  Hartford, CT 06183-0002
GLOBAL EQUITY PORTFOLIO
Van Kampen Funds Inc..........................                95,241              31.82%         I
  One Chase Manhattan Plaza
  37th Floor
  New York, NY 10005
Nationwide Life Insurance Co..................               100,278              33.51%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co..................               103,715              34.66%         I
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
GOVERNMENT PORTFOLIO
Nationwide Life Insurance Co..................             4,668,897              74.28%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities.....               900,247              14.32%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co..................               357,554               5.68%         I
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
GROWTH AND INCOME PORTFOLIO
Van Kampen Generations Variable Annuities.....             2,861,758              77.76%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591

                                                  AMOUNT OF RECORD OWNERSHIP
             NAME AND ADDRESS OF                       OF THE PORTFOLIO         PERCENTAGE    CLASS OF
                RECORD HOLDER                          AT APRIL 3, 2000         OWNERSHIP      SHARES
             -------------------                  --------------------------    ----------    --------
The Travelers Separate Account for............               568,295              15.44%         I
  Variable Annuities of the
  Travelers Insurance Co.
  One Tower Square JMS
  Hartford, CT 06183-0002
MONEY MARKET PORTFOLIO
American General Life Insurance Co............             3,738,717              13.75%         I
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co..................             7,254,950              26.69%         I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co..................             2,512,703               9.24%         I
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities.....             5,180,065              19.05%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Separate Account for............             6,483,753              23.85%         I
  Variable Annuities of the
  Travelers Insurance Co.
  One Tower Square JMS
  Hartford, CT 06183-0002
MORGAN STANLEY REAL ESTATE SECURITIES
  PORTFOLIO
Nationwide Life Insurance Co..................             7,623,520              65.32%         I
  Nationwide Variable Account II
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co..................             1,858,777              15.92%         I
  NWVA-9
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
STRATEGIC STOCK PORTFOLIO
Van Kampen Generations Variable Annuities.....             1,291,829              47.41%         I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591

                                                  AMOUNT OF RECORD OWNERSHIP
             NAME AND ADDRESS OF                       OF THE PORTFOLIO         PERCENTAGE    CLASS OF
                RECORD HOLDER                          AT APRIL 3, 2000         OWNERSHIP      SHARES
             -------------------                  --------------------------    ----------    --------
Hartford Life and Annuity Insurance Co........             1,083,925              39.78%         I
  Separate Account Three
  MSDW Select Dimensions
  Attn. Carol Lewis
  P.O. Box 2999
  Hartford, CT 06104-2999



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS



     The following disclosure supplements the disclosure set forth in the prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.



REPURCHASE AGREEMENTS



     Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



     For the purpose of investing in repurchase agreements, a Portfolio's investment adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the investment adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The investment adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies and its instrumentalities) may have maturity dates exceeding one year.

FOREIGN SECURITIES


     Each Portfolio that invests in securities of foreign issuers also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.



FOREIGN CURRENCY TRANSACTIONS



     Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of these securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to protect against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Such foreign currency strategies may be employed before a Portfolio purchases a foreign security traded in the currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.


DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administra-tion ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Securities

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool.

FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC Securities

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS


     The Government Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium of discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.


     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES


     Consistent with applicable legal and regulatory requirements and applicable investment restrictions, certain Portfolios may lend portfolio securities to broker-dealers, banks and other recognized financial institutional borrowers of securities provided that such loans are callable at any time by the Portfolio, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the interest on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations or on an agreed-upon amount of interest from the borrower of such security. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Portfolio; any gain or loss in the market price during the loan would inure to the Portfolio.


     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

FORWARD COMMITMENTS

     Each of the Government Portfolio, Domestic Income Portfolio and Morgan Stanley Real Estate Securities Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Portfolio maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.

     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio and the Real Estate Securities Portfolio may engage in forward commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash or liquid securities with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INTEREST RATE TRANSACTIONS

     The Government Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars may be treated as illiquid securities and be subject to the Portfolio's investment restriction limiting investment in illiquid securities.


     The Portfolio may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Portfolio segregates assets to cover the obligations under the transactions. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Portfolio's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Portfolio sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.


     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

PORTFOLIO TURNOVER


     A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Portfolio's Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or the regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Portfolio uses the amortized cost method of valuing the Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.


     In accordance with Rule 2a-7, the Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Portfolio's Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees.


     In addition, the Portfolio will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Portfolio may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Portfolio may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Portfolio's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Portfolio's Board of Trustees to be comparable to those rated in the highest category, will be limited to 5% of the Portfolio's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000. As to each security, these percentages are measured at the time the Portfolio purchases the security. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


STRATEGIC STOCK PORTFOLIO


     The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the MSCI USA Index (each as defined in the Strategic Stock Portfolio Prospectus). In selecting securities for the Portfolio, the Adviser presently intends to follow the following procedures, subject to and limited by the Portfolio's other investment policies and restrictions.


     The Portfolio will reflect on its books twelve separate sub-accounts (each a "Strategic Sub-Account"). Strategic Sub-Accounts will be successively designated Strategic Sub-Account 1 through Strategic Sub-Account 12.


     As of the close of business on (i) the business day immediately prior to the Portfolio's commencement of investment operations and (ii) the last business day of each month thereafter (each a "Strategic Determination Date"), the Adviser will identify 20 securities pursuant to the Strategic Selection Policies discussed in the Strategic Stock Portfolio Prospectus (the "Current Period Strategic Securities").


     As of commencement of investment operations, the Portfolio invested the assets of Strategic Sub-Account 1 approximately equally in each of the Current Period Strategic Securities determined on the first Strategic Determination Date. This resulted in approximately 5% of the Portfolio's assets being invested in each of the initial Current Period Strategic Securities. On each of the eleven subsequent Strategic Determination Dates, the Adviser invested the cash available for investment due to the sale of new shares and the receipt of dividend and interest income in the next successive Strategic Sub-Account approximately equally in each of the Current Period Strategic Securities for that Strategic Determination Date. Following the twelfth Strategic Determination Date the assets of one Strategic Sub-Account will be evaluated and adjusted each month so that the assets of each Strategic Sub-Account will be reviewed and adjusted once every 12 months.

     Consistent with the Portfolio's investment objective, the Adviser may modify these procedures without prior notice to investors to adjust the frequency of portfolio review and adjustment and to adjust the portion of the Portfolio's assets that is reviewed and adjusted during each period.


OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



     Each of the Portfolios, except the Domestic Income Portfolio and the Money Market Portfolio, may, but is not required to, use various investment strategic transaction as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments or strategies are developed or regulatory changes occur. Although the Adviser seeks to use these transactions to further a Portfolio's investment objective(s), no assurance can be given that the use of these transactions will achieve that result.

WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover.


     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio and Comstock Portfolio write call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with a Portfolio's custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.


     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call
(put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.



     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by a Portfolio and portfolio securities "covering" the amount of such Portfolio's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on illiquid securities described herein.


     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS


     A Portfolio could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. In addition, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.



     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Real Estate Securities Portfolio and the Strategic Stock Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.


     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.


     The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.


     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account with its custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON STOCK INDEXES (ASSET ALLOCATION PORTFOLIO, COMSTOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO, GLOBAL EQUITY PORTFOLIO, GROWTH AND INCOME PORTFOLIO, REAL ESTATE SECURITIES PORTFOLIO AND STRATEGIC STOCK PORTFOLIO ONLY)

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS


     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on certain United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.


     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     Certain Portfolios may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     A Portfolio also may invest in foreign stock index futures traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.


     Futures Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily transaction costs associated with futures transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.



     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity risks and the risk of error in anticipating price movement.


     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability correctly to predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     A Portfolio will not enter into a futures contract or option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which a Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and related options. In order to prevent leverage in connection with the purchase of futures contracts by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index, when the use of an option on a future would result in a loss to the Portfolio when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may write.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures or related options, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many derivative transactions, in addition to other requirements, require that a Portfolio segregate cash and liquid securities with its custodian to the extent such Portfolio's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.


INVESTMENT RESTRICTIONS


     Each Portfolio has adopted the following restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares; which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO, THE DOMESTIC INCOME PORTFOLIO, THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:

A Portfolio shall not:


      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.



      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.


      4. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Board of Trustees of the Trust as described under "Investment
         Practices--Lending of Securities" including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO AND THE ENTERPRISE PORTFOLIO:

A Portfolio shall not:


     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.



     4. Invest in interests in oil, gas, or other mineral exploration or development programs.



     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements" in the Prospectus and herein.



     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repur-chase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.



     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.



     9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.



     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

          The Asset Allocation Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Asset Allocation Portfolio's total assets would be invested in such securities.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE DOMESTIC INCOME
PORTFOLIO:

The Domestic Income Portfolio shall not:


      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.



      4. Invest in interests in oil, gas, or other mineral exploration or development programs.



      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.



      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).



      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.



      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.



     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     11. Write put or call options.



     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.


     13. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in such securities.

     THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

     The Comstock Portfolio shall not:


      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and related options.

      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and related options.

      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the Trustees. The Portfolio shall not:

      1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 15% of the value of the Portfolio's total assets would be invested in securities of foreign issuers.

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs.

      4. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      5. Purchase or retain securities of any issuer if those officers and trustees of the Portfolio or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      7. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

      8. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO:

The Emerging Growth Portfolio shall not:


     1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.



     2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or related options.

     3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.



     4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding five percent of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.



     5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.



     6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.



     8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).



     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.


     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE GLOBAL EQUITY PORTFOLIO:

The Global Equity Portfolio shall not:


     1. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.



     2. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance.



     4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Portfolio. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.



     5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.



     6. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.



     7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.



     8. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.


     9. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover".



     10. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except (a) through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition; or (b) to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     11. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.



     12. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.



     13. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     14. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Portfolio and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Notwithstanding the foregoing, this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:


     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures and related options and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.



     4. Invest in interests in oil, gas, or other mineral exploration or development programs.



     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds ten percent of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.



     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).



     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, future contracts and related options.



     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.



     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.


     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the

         Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or related options if more than 30% of the Portfolio's total assets would be so invested.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

     1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

     2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

     3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

     4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.


     6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the Trustees.

     1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

     2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

     4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act.

     5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

     6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:


     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.



     4. Invest in interests in oil, gas, or other mineral exploration or development programs.



     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.



     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).



     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.



     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.



     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     11. Write put or call options.



     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.


     13. Purchase any security which matures more than one year from the date of purchase.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO.

     The Morgan Stanley Real Estate Securities Portfolio shall not:


     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.



     2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.


     4. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.



     5. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities.



     6. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.



     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover".



     8. Concentrate its investment in any one industry, except that the Portfolio will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.



     9. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and related options transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets.


     10. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Morgan Stanley Real Estate Securities Portfolio is subject to the following policies which may be amended by the Morgan Stanley Real Estate Securities Portfolio's Trustees and which apply at the time of purchase of portfolio securities.


     1. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     2. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

     3. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     4. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.



     5. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.



     6. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.



     7. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     8. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE STRATEGIC STOCK PORTFOLIO.

     The Strategic Stock Portfolio shall not:


     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.



     2. Purchase any securities (other than obligations issued or guaranteed by the United States government or by its instrumentalities), if, as a result, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer or, if as a result, such Portfolio would hold more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Portfolio from the limitations imposed by Section 12(d)(1) of the 1940 Act.


     3. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the

        Portfolio's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)



     4. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities.



     5. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.



     6. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Portfolio's total assets (after giving effect to any such borrowing); which amount does not include borrowings and reverse repurchase agreements with any entity where such borrowings and reverse repurchase agreements are in an amount not exceeding 5% of its total assets and for temporary purposes only. The Portfolio will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery, and when issued transactions, options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments.


     7. Make loans of money or property to any person, except (i) to the extent the securities in which the Portfolio may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Portfolio may lend money or property in connection with maintenance of the value of, or the Portfolio's interest with respect to, the securities owned by the Portfolio.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Strategic Stock Portfolio is subject to the following policies which may be amended by the Strategic Stock Portfolio's Trustees and which apply at the time of purchase of portfolio securities.

     1. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.


     2. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     3. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.



     4. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except as part of a merger, consolidation or other acquisition and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     5. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.



     6. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.



     7. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.



     8. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     9. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees and each Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and executive officers of each Portfolio's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
1632 Morning Mountain Road                  in the Fund Complex. Co-founder, and prior to August
Raleigh, NC 27614                           1996, Chairman, Chief Executive Officer and President,
Date of Birth: 07/14/32                     MDT Corporation (now known as Getinge/Castle, Inc., a
Age: 67                                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
53 Monarch Bay Drive                        Trustee/Director of each of the funds in the Fund
Dana Point, CA 92629                        Complex. Prior to January 1999, Chairman and Chief
Date of Birth: 09/16/38                     Executive Officer of The Allstate Corporation
Age: 61                                     ("Allstate") and Allstate Insurance Company. Prior to
                                            January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in the
233 South Wacker Drive                      Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
Suite 7000                                  Inc., an executive recruiting and management consulting
Chicago, IL 60606                           firm. Formerly, Executive Vice President of ABN AMRO,
Date of Birth: 06/03/48                     N.A., a Dutch bank holding company. Prior to 1992,
Age: 51                                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and housing
                                            organization for international graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created to
Washington, D.C. 20016                      deepen understanding, promote collaboration and stimulate
Date of Birth: 02/29/52                     exchanges of practical experience between Americans and
Age: 48                                     Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
Two World Trade Center                      of Morgan Stanley Dean Witter since December 1998.
66th Floor                                  President and Director since April 1997 and Chief
New York, NY 10048                          Executive Officer since June 1998 of Morgan Stanley Dean
Date of Birth: 08/13/53                     Witter Advisors Inc. and Morgan Stanley Dean Witter
Age: 46                                     Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds and
                                            Discover Brokerage Index Series since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean
                                            Witter Services Company Inc. and Executive Vice President
                                            of Morgan Stanley Dean Witter Distributors Inc. April
                                            1997-June 1998, Vice President of the Morgan Stanley Dean
                                            Witter Funds and Discover Brokerage Index Series May
                                            1997-April 1999, and Executive Vice President of Dean
                                            Witter, Discover & Co.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
423 Country Club Drive                      Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of
Age: 64                                     the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor, Van
Oakbrook Terrace, IL 60181-5555             Kampen Advisors Inc. and Van Kampen Management Inc.
Date of Birth: 02/02/46                     Director and officer of certain other subsidiaries of Van
Age: 54                                     Kampen Investments. Trustee/Director and President of
                                            each of the funds in the Fund Complex. Trustee, President
                                            and Chairman of the Board of other investment companies
                                            advised by the Advisers and their affiliates, and Chief
                                            Executive Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter Realty. Prior
                                            to 1996, Director of Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 55                                     Shopping Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame. Trustee/Director of
                                            each of the funds in the Fund Complex. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. From May 1996 through February
                                            1997 he was President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 75                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers or Van Kampen Management Inc. Trustee/Director
Age: 60                                     of each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other investment
                                            companies advised by the Advisers or Van Kampen
                                            Management Inc.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 58                                     Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS



     Messrs. Smith, Santo, Hegel, Sullivan, and Zimmermann are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van Kampen
  Vice President and Secretary         Advisors Inc., Van Kampen Management Inc., the Distributor,
  Age: 43                              American Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of Illinois
                                       Inc. and Van Kampen System Inc. Vice President and
                                       Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Vice President and Secretary of each of the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior to
                                       March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission, Division
                                       of Investment Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Vice President                       Distributor, Van Kampen Advisors Inc., Van Kampen Management
  Age: 44                              Inc. and Van Kampen Investor Services Inc., and serves as a
                                       Director or Officer of certain other subsidiaries of Van
                                       Kampen Investments. Vice President of each of the funds in the Fund Complex and certain other investment companies
                                       advised by the Advisers and their affiliates. Prior to 1998,
                                       Senior Vice President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley Dean Witter
                                       and its predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice President
  Vice President                       of each of the funds in the Fund Complex and certain other
  Age: 43                              investment companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of McCarthy,
                                       Crisanti & Maffei, Inc, a financial research company.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and President and Chief Operating
  Executive Vice President and         Officer of the Advisers. Executive Vice President of each of
  Chief Investment Officer             the funds in the Fund Complex and certain other investment
  Age: 59                              companies advised by the Advisers or their affiliates. Prior to April 2000, Vice President and Chief Investment Officer
                                       of the Advisers. Prior to October 1998, Vice President and
                                       Senior Portfolio Manager with AIM Capital Management, Inc.
                                       Prior to February 1998, Senior Vice President and Portfolio
                                       Manager of Van Kampen American Capital Asset Management,
                                       Inc., Van Kampen American Capital Investment Advisory Corp.
                                       and Van Kampen American Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers
  Age: 44                              or their affiliates.

John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Date of Birth: 11/25/57              Investments, President and Director of the Distributor and
  Vice President                       President of Van Kampen Insurance Agency of Illinois Inc.
  Age: 42                              Vice President of each of the funds in the Fund Complex.
                                       From November 1992 to December 1997, Mr. Zimmermann was
                                       Senior Vice President of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                         Fund Complex
                                                          -------------------------------------------
                                                                          Aggregate
                                                           Aggregate      Estimated
                                                          Pension or       Maximum          Total
                                                          Retirement       Annual       Compensation
                                            Aggregate      Benefits     Benefits from      before
                                           Compensation   Accrued as      the Fund      Deferral from
                                             from the       Part of         Upon            Fund
                       Name                  Trust(2)     Expenses(3)   Retirement(4)    Complex(5)
                       ----                ------------   -----------   -------------   -------------
          J. Miles Branagan                  $13,822        $40,303        $60,000        $126,000
          Jerry D. Choate (1)                  9,618              0         60,000          88,700
          Linda Hutton Heagy                  13,822          5,045         60,000         126,000
          R. Craig Kennedy                    13,622          3,571         60,000         125,600
          Jack E. Nelson                      13,822         21,664         60,000         126,000
          Phillip B. Rooney                   11,822          7,787         60,000         113,400
          Fernando Sisto                      13,822         72,060         60,000         126,000
          Wayne W. Whalen                     13,822         15,189         60,000         126,000
          Suzanne H. Woolsey(1)                9,618              0         60,000          88,700


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Portfolios and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation from all series of the Trust with respect to the Trust's fiscal year ended December 31, 1999. The details of aggregate compensation for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal year ended December 31, 1999; the aggregate compensation deferred for each Portfolio for the fiscal year ended December 31, 1999 is shown in Table B below. Amounts deferred are retained by the respective Portfolio and earn a rate of return determined by reference to either the return on the common shares of the Portfolio or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from each Portfolio as of the fiscal year ended December 31, 1999 is shown on Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.





                                                                         TABLE A

         1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO



               PORTFOLIO NAME                  BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY
               --------------                  --------   ------   -----    -------   ------   ------   -----    ------   -------
 Asset Allocation Portfolio..................    1,277      856     1,277    1,277     1,277    1,077    1,277   1,277       856
 Comstock Portfolio..........................      800      800       800      800       800      800      800     800       800
 Domestic Income Portfolio...................    1,223      817     1,223    1,223     1,223    1,023    1,223   1,223       817
 Emerging Growth Portfolio...................    1,491    1,080     1,491    1,291     1,491    1,291    1,491   1,491     1,080
 Enterprise Portfolio........................    1,379      935     1,379    1,379     1,379    1,179    1,379   1,379       935
 Global Equity Portfolio.....................    1,202      802     1,202    1,202     1,202    1,002    1,202   1,202       802
 Government Portfolio........................    1,276      856     1,276    1,276     1,276    1,076    1,276   1,276       856
 Growth and Income Portfolio.................    1,254      843     1,254    1,254     1,254    1,054    1,254   1,254       843
 Money Market Portfolio......................    1,237      828     1,237    1,237     1,237    1,037    1,237   1,237       828
 Morgan Stanley Real Estate Securities
   Portfolio.................................    1,447      973     1,447    1,447     1,447    1,247    1,447   1,447       973
 Strategic Stock Portfolio...................    1,236      828     1,236    1,236     1,236    1,036    1,236   1,236       828
                                                ------    -----    ------   ------    ------   ------   ------   ------    -----
   Life Investment Trust Total...............   13,822    9,618    13,822   13,622    13,822   11,822   13,822   13,822    9,618
                                                ======    =====    ======   ======    ======   ======   ======   ======    =====


                                                                         TABLE B


     1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO



                     PORTFOLIO NAME                       BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN
                     --------------                       --------   ------   -----    -------   ------   ------   -----   ------
 Asset Allocation Portfolio.............................    1,277      636     1,277      639     1,277    1,077     639    1,277
 Comstock Portfolio.....................................      800      600       800      400       800      800     400      800
 Domestic Income Portfolio..............................    1,223      611     1,223      612     1,223    1,023     612    1,223
 Emerging Growth Portfolio..............................    1,491      661     1,491      646     1,491    1,291     746    1,491
 Enterprise Portfolio...................................    1,379      690     1,379      690     1,379    1,179     690    1,379
 Global Equity Portfolio................................    1,202      602     1,202      601     1,202    1,002     601    1,202
 Government Portfolio...................................    1,276      636     1,276      638     1,276    1,076     638    1,276
 Growth and Income Portfolio............................    1,254      630     1,254      627     1,254    1,054     627    1,254
 Money Market Portfolio.................................    1,237      618     1,237      619     1,237    1,037     619    1,237
 Morgan Stanley Real Estate Securities Portfolio........    1,447      714     1,447      724     1,447    1,247     724    1,447
 Strategic Stock Portfolio..............................    1,236      619     1,236      618     1,236    1,036     618    1,236
                                                           ------    -----    ------    -----    ------   ------   -----   ------
   Life Investment Trust Total..........................   13,822    7,017    13,822    6,814    13,822   11,822   6,914   13,822
                                                           ======    =====    ======    =====    ======   ======   =====   ======

                                                                         TABLE C


        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                               AND EACH PORTFOLIO


                                                                CURRENT TRUSTEES                                FORMER TRUSTEES
                                    -------------------------------------------------------------------------   ----------------
          PORTFOLIO NAME            BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN   CARUSO   GAUGHAN
          --------------            --------   ------   -----    -------   ------    ------   -----    ------   ------   -------
 Asset Allocation Portfolio........   5,988       882    5,519    4,530     11,623    5,224   15,387   7,698    1,996       131
 Comstock Portfolio................     947       833      860      518      1,112    1,219      542     939        0         0
 Domestic Income Portfolio.........   5,722       848    5,169    4,234     11,107    4,951   13,251   7,349    1,318        91
 Emerging Growth Portfolio.........   5,927     1,223    5,357    4,168     11,078    5,318    2,700   7,411        0       276
 Enterprise Portfolio..............   6,231       955    5,873    4,853     12,157    5,516   18,229   8,065    3,223       210
 Global Equity Portfolio...........   5,554       836    5,021    4,092     10,645    4,832    2,483   7,058        0       147
 Government Portfolio..............   5,965       882    5,399    4,384     11,575    5,195   13,634   7,664    1,278        92
 Growth and Income Portfolio.......   3,373       874    2,606    1,908      4,429    4,079    1,835   3,311        0         0
 Money Market Portfolio............   5,680       857    5,085    4,165     11,073    4,945   12,274   7,329    1,155        87
 Morgan Stanley Real Estate
   Securities Portfolio............   6,494       988    6,095    5,025     12,077    6,043    2,975   8,118        0       101
 Strategic Stock Portfolio.........   3,328       859    2,569    1,883      4,373    4,021    1,811   3,268        0         0
                                     ------    ------   ------   ------    -------   ------   ------   ------   -----     -----
   Life Investment Trust Total.....  55,209    10,037   49,553   39,760    101,249   51,343   85,121   68,210   8,970     1,135
                                     ======    ======   ======   ======    =======   ======   ======   ======   =====     =====

                                                FORMER TRUSTEES
                                     -------------------------------------
          PORTFOLIO NAME             MILLER    REES    ROBINSON   YOVOVICH
          --------------             ------    ----    --------   --------
 Asset Allocation Portfolio........   2,061    4,491     4,538      1,513
 Comstock Portfolio................       0        0         0        916
 Domestic Income Portfolio.........   1,978    3,721     4,245      1,448
 Emerging Growth Portfolio.........   1,851      175     4,095      1,756
 Enterprise Portfolio..............   2,171    5,655     4,859      1,634
 Global Equity Portfolio...........   1,862      169     4,050      1,423
 Government Portfolio..............   2,054    6,229     4,421      1,512
 Growth and Income Portfolio.......       0        0         0      1,484
 Money Market Portfolio............   1,994    5,715     4,098      1,465
 Morgan Stanley Real Estate
   Securities Portfolio............   1,983      185     4,313      1,717
 Strategic Stock Portfolio.........       0        0         0      1,463
                                     ------   ------    ------     ------
   Life Investment Trust Total.....  15,954   26,340    34,619     16,331
                                     ======   ======    ======     ======



                                                                         TABLE D



                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY
                                                --------   ------   -----   -------   ------   ------   -----    ------   -------
 Asset Allocation Portfolio...................    1991      1999    1995     1995      1995     1997      1987    1995     1999
 Comstock Portfolio...........................    1998      1999    1998     1998      1998     1998      1998    1998     1999
 Domestic Income Portfolio....................    1991      1999    1995     1995      1995     1997      1987    1995     1999
 Emerging Growth Portfolio....................    1995      1999    1995     1995      1995     1997      1995    1995     1999
 Enterprise Portfolio.........................    1991      1999    1995     1995      1995     1997      1986    1995     1999
 Global Equity Portfolio......................    1995      1999    1995     1995      1995     1997      1995    1995     1999
 Government Portfolio.........................    1991      1999    1995     1995      1995     1997      1986    1995     1999
 Growth and Income Portfolio..................    1995      1999    1995     1995      1995     1997      1995    1995     1999
 Money Market Portfolio.......................    1991      1999    1995     1995      1995     1997      1986    1995     1999
 Real Estate Portfolio........................    1995      1999    1995     1995      1995     1997      1995    1995     1999
 Strategic Stock Portfolio....................    1997      1999    1997     1997      1997     1997      1997    1997     1999



     The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate, personnel.



     As of April 3, 2000, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including six advisory agreements designated herein as "Comstock Advisory Agreement," "Emerging Growth Advisory Agreement," "Global Equity Advisory Agreement," "Growth and Income Advisory Agreement", "Morgan Stanley Real Estate Securities Advisory Agreement" and the "Strategic Stock Advisory Agreement" for the Comstock Portfolio, the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio, the Morgan Stanley Real Estate Securities Portfolio and the Strategic Stock Portfolio, respectively (such advisory agreements together with the Combined Advisory Agreement are referred to herein collectively as the "Advisory Agreements"). Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical, and financial information to formulate strategy and implement each Portfolio's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions.



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. A portion of these amounts are paid to the Adviser or its parent as reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The Trust also pays custodian fees, legal and independent accountant fees, trustee fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) the costs of reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:


--------------------------------------------------------------------

Asset Allocation Portfolio, Domestic Income Portfolio,
Enterprise Portfolio, Government Portfolio and Money Market
Portfolio (based upon their combined average daily net
assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Emerging Growth Portfolio (based upon the Portfolio's
  average daily net assets)
     First $500 million.....................................   0.70%
     Next $500 million......................................   0.65%
     Over $1 billion........................................   0.60%
Global Equity Portfolio (based upon the Portfolio's average
  daily net assets)
     First $500 million.....................................   1.00%
     Next $500 million......................................   0.95%
     Over $1 billion........................................   0.90%
Morgan Stanley Real Estate Securities Portfolio (based upon
  the Portfolio's average daily net assets)
     First $500 million.....................................   1.00%
     Next $500 million......................................   0.95%
     Over $1 billion........................................   0.90%
Strategic Stock Portfolio
     First $500 million.....................................   0.50%
     Over $500 million......................................   0.45%


For the Global Equity Portfolio and Morgan Stanley Real Estate Securities Portfolio, the Adviser has entered into subadvisory agreements (the "Subadvisory Agreement") to assist the Adviser in performing its investment advisory functions. Under the Subadvisory Agreements, the Subadviser receives on an annual basis 50% of the net advisory fees received by the Adviser with respect to such Portfolios.

     The Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:


--------------------------------------------------------------------

Asset Allocation Portfolio..................................   0.60%
Domestic Income Portfolio...................................   0.60%
Enterprise Portfolio........................................   0.60%
Government Portfolio........................................   0.60%
Money Market Portfolio......................................   0.60%
Comstock Portfolio..........................................   0.95%
Emerging Growth Portfolio...................................   0.85%
Global Equity Portfolio.....................................   1.20%
Growth and Income Portfolio.................................   0.75%
Morgan Stanley Real Estate Securities Portfolio.............   1.10%
Strategic Stock Portfolio...................................   0.65%


     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Portfolios benefit, and to advise the Trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, to receive in connection with the Portfolios investment transactions or other arrangements which may benefit the Portfolios.

     The following table shows the approximate expenses paid under the Advisory Agreements during the periods ended December 31, 1999, 1998 and 1997.



                                                                                                                 GROWTH
                           ASSET                  DOMESTIC    EMERGING                  GLOBAL                     AND
     PERIOD ENDING       ALLOCATION   COMSTOCK     INCOME      GROWTH     ENTERPRISE    EQUITY     GOVERNMENT    INCOME
  DECEMBER 31, 1999:     PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
  ------------------     ----------   ---------   ---------   ---------   ----------   ---------   ----------   ---------

Advisory fees             $277,200     $ 4,600     $85,500    $623,100     $675,000    $ 34,700     $275,400    $258,600
Accounting Services       $ 25,200     $22,100     $16,200    $ 25,900     $ 42,900    $  7,100     $ 29,300    $ 22,700
Contractual expense
 reimbursement            $    -0-     $   -0-     $24,490    $    -0-     $    -0-    $    -0-     $    -0-    $    -0-
Voluntary expense
 reimbursement            $ 95,967     $72,613     $61,741    $ 28,250     $ 36,478    $125,524     $ 76,349    $ 73,947

                                       MORGAN
                                      STANLEY
                                        REAL
                           MONEY       ESTATE     STRATEGIC
     PERIOD ENDING        MARKET     SECURITIES     STOCK
  DECEMBER 31, 1999:     PORTFOLIO   PORTFOLIO    PORTFOLIO
  ------------------     ---------   ----------   ---------
Advisory fees            $146,500    $1,761,100    $137,200
Accounting Services      $ 24,100    $   66,600    $17,300
Contractual expense
 reimbursement           $    -0-    $      -0-    $   -0-
Voluntary expense
 reimbursement           $ 91,001    $   39,541    $69,223


     PERIOD ENDING
  DECEMBER 31, 1998:
  ------------------
Advisory fees             $308,215      n/a      $86,159    $131,521    $539,143    $ 32,086     $268,947    $127,069    $108,585
Accounting Services       $ 33,100      n/a      $23,600    $22,900     $ 42,800    $ 38,100     $ 32,700    $ 24,500    $ 13,678
Contractual expense
 reimbursement            $    -0-      n/a      $24,760    $   -0-     $    -0-    $    -0-     $    -0-    $    -0-    $  7,952
Voluntary expense
 reimbursement            $ 74,236      n/a      $60,335    $71,860     $ 40,178    $162,179     $ 70,011    $ 72,329    $ 76,068

     PERIOD ENDING
  DECEMBER 31, 1998:
  ------------------
Advisory fees            $2,511,823    $56,672
Accounting Services      $   73,500    $17,500
Contractual expense
 reimbursement           $      -0-    $   -0-
Voluntary expense
 reimbursement           $      -0-    $68,772

     PERIOD ENDING
  DECEMBER 31, 1997:
  ------------------
Advisory fees             $311,514      n/a      $86,700    $48,713     $467,494    $ 31,290     $267,568    $ 30,777    $106,891
Accounting Services       $ 14,290      n/a      $ 8,861    $ 9,145     $ 19,566    $ 21,596     $ 13,895    $  4,410    $ 10,155
Contractual expense
 reimbursement            $    -0-      n/a      $17,857    $   -0-     $    -0-    $    -0-     $    -0-    $    -0-    $  6,147
Voluntary expense
 reimbursement            $ 68,780      n/a      $60,681    $89,683     $ 55,090    $174,632     $ 72,820    $ 45,369    $ 74,791

     PERIOD ENDING
  DECEMBER 31, 1997:
  ------------------
Advisory fees            $2,269,511    $ 1,083
Accounting Services      $   32,983    $   -0-
Contractual expense
 reimbursement           $      -0-    $   -0-
Voluntary expense
 reimbursement           $      -0-    $ 4,892

     The Advisory Agreements with respect to each subject Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or (ii) by a vote of a majority of such Portfolio's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that an agreement shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Trust's Trustees or by a vote of a majority of the Trust's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

     Each Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to Class II Shares without approval by a vote of a majority of the outstanding voting shares of Class II Shares, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to Class II Shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of Class II Shares.


     For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for a Portfolio to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by the Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in the Portfolio's Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Board of Trustees of the Trust and are based on competitive market benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard will at all times be subject to review by the Board of Trustees.

     Transactions in debt securities generally made by the Fund are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Portfolios' shares.

     The Adviser may place Portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Portfolios paid the following commissions to these brokers during the periods shown:


                                                              AFFILIATED BROKERS
                                            -------------------------------------------------------
                                                       MORGAN STANLEY                   DEAN WITTER
                                                       --------------                   -----------
Fiscal year ended 1999..................    $3,048 (Asset Allocation Portfolio)             -0-
                                            $   78 (Comstock Portfolio)
                                            $ 320 (Emerging Growth Portfolio)
                                            $4,670 (Enterprise Portfolio)
                                            $2,743 (Growth and Income Portfolio)
Fiscal year ended 1998..................    -0-                                             -0-
Fiscal year ended 1997..................    -0-                                             -0-
Fiscal year 1999 Percentages:
  Commissions with affiliate to total
     commissions........................    5.90% (Asset Allocation Portfolio)              -0-
                                            8.19% (Comstock Portfolio)
                                            0.39% (Emerging Growth Portfolio)
                                            1.55% (Enterprise Portfolio)
                                            3.17% (Growth and Income Portfolio)
  Value of brokerage transactions with
     affiliate to total transactions....    0.07% (Asset Allocation Portfolio)              -0-
                                            0.34% (Comstock Portfolio)
                                            0.01% (Emerging Growth Portfolio)
                                            0.12% (Enterprise Portfolio)
                                            0.14% (Growth and Income Portfolio)

     The following table summarizes for each portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.


                                  ASSET                                               DOMESTIC      EMERGING      GLOBAL
                               ALLOCATION     COMSTOCK     ENTERPRISE    GOVERNMENT    INCOME        GROWTH       EQUITY
                                PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                               -----------   ----------   ------------   ----------   ---------   ------------   ---------
1999
-----------------------------
 Total brokerage commissions   $    51,683   $      952   $    301,161    $15,648         --      $     82,609    $   596
 Commissions for research
   services                    $    41,590   $    1,738   $    200,678         --         --      $     75,067         --
 Value of research
   transactions                $41,719,670   $1,810,897   $171,892,773         --         --      $241,772,787         --

1998
-----------------------------
 Total brokerage commissions   $   121,933          N/A   $    195,688    $34,884         --      $     26,685    $   118
 Commissions for research
   services                    $    69,166          N/A   $     72,273         --         --      $     17,365         --
 Value of research
   transactions                $52,524,399          N/A   $ 59,194,331         --         --      $ 33,681,640         --
1997
-----------------------------
 Total brokerage commissions   $   100,020          N/A   $    140,036    $30,799         --      $     10,436    $13,550
 Commissions for research
   services                    $    27,325          N/A   $     47,085         --         --      $      5,597         --
 Value of research
   transactions                $17,590,482          N/A   $ 51,189,635         --         --      $  9,900,077         --

                               MORGAN STANLEY
                                REAL ESTATE     GROWTH AND      MONEY      STRATEGIC
                                 SECURITIES       INCOME       MARKET        STOCK
                                 PORTFOLIO       PORTFOLIO    PORTFOLIO    PORTFOLIO
                               --------------   -----------   ---------   -----------
1999
-----------------------------
 Total brokerage commissions    $    306,677    $    86,408       --      $    18,059
 Commissions for research
   services                     $    296,872    $    71,230       --      $    17,870
 Value of research
   transactions                 $124,978,324    $66,920,240       --      $31,879,129
1998
-----------------------------
 Total brokerage commissions    $  1,216,987    $    38,200       --      $    11,412
 Commissions for research
   services                     $  1,168,101    $    20,979       --      $    11,412
 Value of research
   transactions                 $502,717,341    $27,958,579       --      $19,379,770
1997
-----------------------------
 Total brokerage commissions    $  1,823,718    $    13,809       --      $     1,172
 Commissions for research
   services                     $  1,446,147             --       --      $     1,172
 Value of research
   transactions                 $656,816,992             --       --      $ 2,327,597


DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Portfolio is computed by dividing the value of all securities held by the Portfolio plus other assets, less liabilities, by the number of shares outstanding. This computation is determined for each Portfolio as of the close of business of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.

MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.


     The Portfolio has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deem appropriate, to determine the extent, if any, to which the new asset value per share calculated by using available market quotations deviates from $1.00 per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees are required to promptly consider what action, if any, should be initiated. If the Board of Trustees believe that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

ASSET ALLOCATION, COMSTOCK, DOMESTIC INCOME, EMERGING GROWTH, ENTERPRISE, GLOBAL EQUITY, GROWTH AND INCOME, MORGAN STANLEY REAL ESTATE SECURITIES AND STRATEGIC STOCK PORTFOLIOS NET ASSET VALUATION


     The net asset value of these Portfolios is computed by (i) valuing securities listed or traded on a national securities exchange at the last sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker-dealers, and (iii) valuing any securities for which market quotations are not readily available, and any other assets at fair value as determined in good faith by the Adviser based on procedures approved by the Trustees. Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Adviser based on procedures approved by the Board of Trustees.


GOVERNMENT PORTFOLIO NET ASSET VALUATION


     U.S. Government securities are traded in the over-the-counter market and are valued at the mean between the last reported bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Options, interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Adviser based on procedures approved by the Board of Trustees.


FAIR VALUE PRICING


     Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which a Portfolio's net asset value is not calculated and on which a Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


     The purchase of shares of the Portfolios is currently limited to the Accounts as explained in the Portfolios' Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios' Prospectuses.

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


TAX STATUS


FEDERAL INCOME TAXATION OF THE PORTFOLIOS



     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios have each elected and qualified, and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



     If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally taxable income and net short-term capital gain) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to any federal income tax on any net capital gain distributed to shareholders.



     In order to avoid a 4% excise tax, each Portfolio that does not meet the requirements of Code Section 4982(f) will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.



     If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, such Portfolio may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Portfolio failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Portfolio would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



     Some of the Portfolios' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of a Portfolio, affect the holding period of the securities held by such Portfolio and alter the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of such Portfolio as a regulated investment company.

     Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.



     PASSIVE FOREIGN INVESTMENT COMPANIES. A Portfolio may invest in stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary income earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, a Portfolio may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between such Portfolio's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Portfolio pursuant to the election for prior taxable years. A Portfolio may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Portfolio's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Portfolio could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.



DISTRIBUTIONS TO SHAREHOLDERS



     Distributions of a Portfolio's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset).



     Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.



     Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the dividends received deduction for corporations if such Portfolio receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.



     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholder on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be "spilled back" and treated as paid by the Portfolio (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



     Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.



     Shareholders of a Portfolio may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign issuers and, in the case of foreign withholding taxes paid with respect to dividends from foreign corporations, such Portfolio satisfies certain holding period and other requirements, the Portfolio will be eligible to file, and may file, an election with the IRS pursuant to which shareholders of the Portfolio will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income tax liability. Each shareholder of a Portfolio that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Portfolio will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.



     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio' income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital,or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.



SALE OF SHARES



     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



GENERAL



     The federal income tax discussions set forth above is for general information only. Prospective investors and shareholders should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PORTFOLIO PERFORMANCE


     The average annual total return and yield, if applicable, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 1999. The information shown is for Class I Shares of each Portfolio; the Class II Shares, which were not offered prior to April 28, 2000, will be shown separately in future Statements of Additional Information.



CLASS I SHARES



                                                                               TOTAL RETURN         CUMULATIVE
                                             TOTAL RETURN    TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                             FOR ONE YEAR    FOR FIVE YEAR       PERIOD OR         TOTAL RETURN
                                                PERIOD          PERIOD        SINCE INCEPTION    SINCE INCEPTION
                                             ------------    -------------    ---------------    ----------------
Asset Allocation Portfolio
  commencement date 06/30/87.............         4.94%          17.21%             12.29%            293.43%
Comstock Portfolio
  commencement date 4/30/99..............          n/a             n/a              -5.53%*            -5.53%
Domestic Income Portfolio
  commencement date 11/04/87.............        -1.55%           8.69%              7.88%            135.63%
Emerging Growth Portfolio
  commencement date 07/03/95.............       104.38%            n/a              40.58%*           362.47%
Enterprise Portfolio
  commencement date 04/07/86.............        25.85%          28.57%             17.58%            539.50%
Global Equity Portfolio
  commencement date 07/03/95.............        30.06%            n/a              19.23%*           120.50%
Government Portfolio
  commencement date 04/07/86.............        -3.36%           6.60%              6.54%            134.90%
Growth and Income Portfolio
  commencement date 12/23/96.............        12.99%            n/a              18.48%*            66.95%
Money Market Portfolio
  commencement date 04/07/86.............         4.63%           5.01%              4.81%            108.07%
Morgan Stanley Real Estate Securities
  Portfolio commencement date 07/03/95...        -3.37%            n/a              10.70%*            57.95%
Strategic Stock Portfolio
  commencement date 11/03/97.............        -0.47%            n/a               8.33%*            18.87%


* Denotes since inception.

     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in the prospectus. Investors should also review total return calculations that include those expenses.

     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.


     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as expanded in the prospectus. Investors should also review yield calculations that include those expenses.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time, certain Portfolios may include in sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.


     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolio's of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.


     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     The Trust's Annual Report and Semiannual Report contain additional performance information about each of the Trust's portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Statement of Additional Information.

MONEY MARKET PORTFOLIO YIELD INFORMATION


     The yield of the Money Market Portfolio is its net income expressed in annualized terms. The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.


     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

OTHER INFORMATION


CUSTODY OF ASSETS -- All securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolios and of securities in each Portfolio's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians which are approved by the Board of Trustees pursuant to Rule 17f-5 under the 1940 Act. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.


SHAREHOLDER REPORTS -- Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by the independent accountants whose selection is ratified annually by shareholders.

INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Trust, performs an annual audit of the Trust's financial statements.

LEGAL COUNSEL -- Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       DESCRIPTION OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



     A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



     The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



     The ratings are based, in varying degrees, on the following considerations:



     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



     2. Nature of and provisions of the obligation; and



     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



1. LONG-TERM DEBT



     Investment Grade AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



     Speculative Grade BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.



C: Debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of non credit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



2. COMMERCIAL PAPER



     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:



     1. An application for rating was not received or accepted.



     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



     3. There is a lack of essential data pertaining to the issue or issuer.



     4. The issue was privately placed, in which case the rating is not published in Moody's publications.



     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



2. SHORT-TERM DEBT



     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.



     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



     -- Leading market positions in well-established industries.



     -- High rates of return on funds employed.



     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.



     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



     Issuers rated Not Prime do not fall within any of the Prime rating categories.



3. PREFERRED STOCK



     Preferred stock rating symbols and their definitions are as follows:



aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



4. COMMERCIAL PAPER



     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



     Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



     -- Leading market positions in well established industries.



     -- High rates of return on funds employed.



     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



     -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



     Issuers rated Not Prime do not fall within any of the prime rating categories.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Van Kampen Life Investment Trust--Asset Allocation Portfolio, Domestic Income Portfolio, Global Equity Portfolio, Government Portfolio, and Money Market Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Domestic Income Portfolio, Global Equity Portfolio, Government Portfolio, and Money Market Portfolio (each a portfolio of Van Kampen Life Investment Trust, collectively referred to as the "Portfolios") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 11, 2000

 ASSET ALLOCATION PORTFOLIO                             PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

          Description             Shares     Market Value
---------------------------------------------------------
COMMON STOCKS  47.2%
CONSUMER DISTRIBUTION  3.1%
Albertson's, Inc. .............      1,000   $    32,250
Best Buy Co., Inc. (a).........      1,900        95,356
Circuit City Stores-Circuit
  City Group...................      3,400       153,212
Dayton Hudson Corp. ...........        700        51,406
Federated Department Stores,
  Inc. (a).....................      1,600        80,900
Home Depot, Inc. ..............      1,800       123,413
Kmart Corp. (a)................      7,200        72,450
Kroger Co. (a).................      2,300        43,413
Lexmark International Group,
  Inc., Class A (a)............      1,300       117,650
Lowe's Cos., Inc. .............        200        11,950
May Department Stores Co. .....      4,250       137,062
Safeway, Inc. (a)..............        900        32,006
Sears Roebuck & Co. ...........      1,500        45,656
TJX Cos., Inc. ................      3,000        61,313
Tricon Global Restaurants, Inc.
  (a)..........................      2,500        96,563
Wal-Mart Stores, Inc. .........      7,500       518,437
                                             -----------
                                               1,673,037
                                             -----------
CONSUMER DURABLES  1.0%
Delphi Automotive Systems
  Corp. .......................      2,488        39,186
Ford Motor Co. ................      5,100       272,531
General Motors Corp. ..........      1,650       119,935
Whirlpool Corp. ...............      1,300        84,581
                                             -----------
                                                 516,233
                                             -----------
CONSUMER NON-DURABLES  3.2%
Anheuser Busch Cos., Inc. .....      2,300       163,012
Coca Cola Co. .................      2,050       119,412
General Mills, Inc. ...........      3,500       125,125
Jones Apparel Group, Inc.
  (a)..........................      1,800        48,825
Kimberly-Clark Corp. ..........      3,500       228,375
Loews Corp. ...................        800        48,550
Pepsi Bottling Group, Inc. ....      3,400        56,313
PepsiCo, Inc. .................      5,500       193,875
Philip Morris Cos., Inc. ......      8,800       204,050
Procter & Gamble Co. ..........      3,500       383,469
Tommy Hilfiger Corp. (a).......      2,200        51,288
Tyson Foods, Inc., Class A.....      4,900        79,625
                                             -----------
                                               1,701,919
                                             -----------
CONSUMER SERVICES  1.6%
Brinker International, Inc.
  (a)..........................      3,800        91,200
CBS Corp. (a)..................      1,600       102,300
Comcast Corp., Class A.........      1,000        50,563
Cox Communications, Inc.,
  Class A (a)..................      1,850        95,275
Darden Restaurants, Inc. ......      3,500        63,438
Harrah's Entertainment, Inc.
  (a)..........................      4,700       124,256
Infinity Broadcasting Corp.,
  (a)..........................        800        28,950
New York Times Co., Class A....      1,500        73,687
Time Warner, Inc. .............      2,900       210,069
                                             -----------
                                                 839,738
                                             -----------
ENERGY  3.2%
Apache Corp. ..................      2,000        73,875
Ashland, Inc. .................      1,700        55,994

          Description             Shares     Market Value
---------------------------------------------------------
ENERGY (CONTINUED)
Chevron Corp. .................      1,300   $   112,612
Coastal Corp. .................      4,000       141,750
Columbia Energy Group..........        600        37,950
El Paso Energy Corp. ..........      1,800        69,862
Enron Corp. ...................      1,300        57,687
Exxon Mobil Corp. .............      8,572       690,582
McDermott International,
  Inc. ........................      3,400        30,813
Phillips Petroleum Co. ........      1,650        77,550
Royal Dutch Petroleum Co.-- ADR
  (Netherlands)................      2,400       145,050
Texaco, Inc. ..................        900        48,881
Ultramar Diamond Shamrock
  Corp. .......................      2,200        49,913
USX-- Marathon Group...........      5,600       138,250
                                             -----------
                                               1,730,769
                                             -----------
FINANCE  6.4%
Allstate Corp. ................      1,500        36,000
Ambac Financial Group, Inc. ...      1,200        62,625
American Express Co. ..........        550        91,437
American General Corp. ........      1,200        91,050
American International Group,
  Inc. ........................      1,946       210,411
Bank One Corp. ................      5,434       174,228
BankAmerica Corp. .............      3,781       189,759
Charles Schwab Corp. ..........      1,500        57,563
Chase Manhattan Corp. .........      2,500       194,219
CIGNA Corp. ...................      1,000        80,562
Citigroup, Inc. ...............     10,225       568,127
Conseco, Inc. .................      4,000        71,500
Countrywide Credit Industries,
  Inc. ........................      2,900        73,225
Federal Home Loan Mortgage
  Corp. .......................      1,800        84,712
Federal National Mortgage
  Association..................      4,500       280,969
First Union Corp. .............      2,400        78,750
FleetBoston Financial Corp. ...      5,331       185,585
Lehman Brothers Holdings,
  Inc. ........................      2,000       169,375
Lincoln National Corp. ........      1,800        72,000
MBNA Corp. ....................      3,100        84,475
Mellon Financial Corp. ........      1,500        51,094
Merrill Lynch & Co., Inc. .....      1,100        91,850
MGIC Investment Corp. .........      1,400        84,262
Nationwide Financial Services,
  Inc., Class A................      1,000        27,938
Providian Financial Corp. .....      1,900       173,019
Radian Group, Inc. ............      1,200        57,300
Washington Mutual, Inc. .......      2,200        57,200
Wells Fargo & Co. .............        300        12,131
                                             -----------
                                               3,411,366
                                             -----------
HEALTHCARE  4.4%
Abbott Laboratories, Inc. .....      2,700        98,044
Aetna, Inc. ...................      1,200        66,975
Amgen, Inc. (a)................      4,200       252,262
Baxter International, Inc. ....        600        37,688
Bristol-Myers Squibb Co. ......      5,800       372,287
Johnson & Johnson..............      3,900       363,187
Merck & Co., Inc. .............      4,800       321,900
Pacificare Health Systems,
  Class A (a)..................        500        26,500

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

          Description             Shares     Market Value
---------------------------------------------------------
HEALTHCARE (CONTINUED)
Pfizer, Inc. (a)...............      8,400   $   272,475
Pharmacia & Upjohn, Inc. (a)...        400        18,000
Schering-Plough Corp. (a)......      1,300        54,844
Tenet Healthcare Corp. (a).....      1,300        30,550
United HealthCare Corp. .......      1,700        90,312
Warner-Lambert Co. ............      3,600       294,975
Wellpoint Health Networks,
  Inc., Class A (a)............      1,000        65,938
                                             -----------
                                               2,365,937
                                             -----------
PRODUCER MANUFACTURING  3.1%
Cummins Engine Co., Inc. ......      1,700        82,131
General Electric Co. ..........      6,900     1,067,775
Johnson Controls, Inc. ........      1,600        91,000
Minnesota Mining &
  Manufacturing Co. ...........      1,100       107,662
Navistar International Corp.
  (a)..........................      2,300       108,962
Parker-Hannifin Corp. .........        600        30,788
Rockwell International
  Corp. .......................        800        38,300
TRW, Inc. .....................      1,400        72,713
United Technologies Corp. .....        690        44,850
                                             -----------
                                               1,644,181
                                             -----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  1.6%
Corus Group PLC-- ADR (United
  Kingdom).....................      2,300        59,513
Dow Chemical Co. ..............      1,400       187,075
E.I. Du Pont de Nemours &
  Co. .........................      3,150       207,506
Freeport-McMoRan Copper & Gold,
  Inc., Class B (a)............      1,200        25,350
Mead Corp. ....................      2,700       117,281
Praxair, Inc. .................      1,600        80,500
Transocean Sedco Forex,
  Inc. ........................      2,100        70,744
Union Carbide Corp. ...........        400        26,700
USX-U.S. Steel Group...........      2,200        72,600
                                             -----------
                                                 847,269
                                             -----------
TECHNOLOGY  14.5%
Adaptec, Inc. (a)..............        900        44,888
ADC Telecommunications, Inc.
  (a)..........................      1,300        94,331
Alcatel SA-- ADR (France)......      2,200        99,000
America Online, Inc. (a).......      6,280       473,747
Apple Computer, Inc. (a).......      1,000       102,813
BMC Software, Inc. (a).........        300        23,981
Cisco Systems, Inc. (a)........      7,600       814,150
Compuware Corp. (a)............      1,700        63,325
Dell Computer Corp. (a)........      2,900       147,900
Electronic Data Systems
  Corp. .......................      2,700       180,731
Electronics for Imaging, Inc.
  (a)..........................      1,000        58,125
EMC Corp. (a)..................      1,000       109,250
First Data Corp. ..............        400        19,725
Gateway 2000, Inc. (a).........      1,000        72,063

          Description             Shares     Market Value
---------------------------------------------------------
TECHNOLOGY (CONTINUED)
General Instrument Corp. (a)...        250   $    21,250
Hewlett Packard Co. ...........      3,800       432,962
Honeywell International,
  Inc. ........................      1,688        97,348
Intel Corp. ...................      5,900       485,644
International Business
  Machines Corp. ..............      4,300       464,400
LSI Logic Corp. (a)............        700        47,250
Lucent Technologies, Inc. .....      4,800       359,100
Microsoft Corp. (a)............     11,700     1,365,975
Motorola, Inc. ................      2,000       294,500
Network Appliance, Inc. (a)....        600        49,838
Nokia Corp.-- ADR (Finland)....        500        95,000
Nortel Networks Corp. .........      3,100       313,100
Northrop Grumman Corp. ........        300        16,219
Oracle Corp. (a)...............      5,400       605,137
Pitney Bowes, Inc. ............      1,100        53,144
Sanmina Corp. (a)..............        500        49,938
SCI Systems, Inc. (a)..........      1,100        90,406
Seagate Technology, Inc. (a)...      3,000       139,687
Solectron Corp. (a)............      1,900       180,737
Sun Microsystems, Inc. (a).....        600        46,463
Tellabs, Inc. (a)..............      2,200       141,212
Xerox Corp. ...................      5,300       120,244
                                             -----------
                                               7,773,583
                                             -----------
TRANSPORTATION  0.4%
AMR Corp. (a)..................        400        26,800
CNF Transportation, Inc. ......      1,400        48,300
Delta Air Lines, Inc. .........        900        44,831
Union Pacific Corp. ...........      1,700        74,163
                                             -----------
                                                 194,094
                                             -----------
UTILITIES  4.7%
AT & T Corp. ..................      6,001       304,551
BellSouth Corp. ...............      4,000       187,250
DTE Energy Co. ................      2,700        84,712
GPU, Inc. .....................      1,200        35,925
GTE Corp. .....................      6,300       444,544
MCI WorldCom, Inc. (a).........      7,050       374,091
Nextel Communications, Inc.
  (a)..........................        950        97,969
NSTAR..........................      1,403        56,822
Qwest Communications
  International, Inc. (a)......      5,900       253,700
SBC Communications, Inc. ......      7,238       352,852
Sprint Corp. ..................      3,300       222,131
Texas Utilities Co. ...........      1,300        46,231
U.S. WEST Communications
  Group........................        900        64,800
                                             -----------
                                               2,525,578
                                             -----------
TOTAL COMMON STOCKS  47.2%................    25,223,704
                                             -----------

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         CORPORATE DEBT  17.5%
         CONSUMER NON-DURABLES  0.4%
$ 250    Kroger Company, Ser B.......................................    7.250%     6/01/09    $   239,968
                                                                                               -----------
         ENERGY  0.9%
  500    Enron Corp. ................................................    6.875     10/15/07        474,680
                                                                                               -----------
         FINANCE  3.7%
  500    American Re Corp., Ser B....................................    7.450     12/15/26        475,974
  250    Avalonbay Communities, Inc. ................................    7.500     08/01/09        238,828
  250    Countrywide Funding Corp. ..................................    8.250     07/15/02        253,778
  250    Finova Cap Corp. ...........................................    7.625     09/21/09        246,273
  500    Lehman Brothers, Inc. ......................................    7.125     07/15/02        497,370
  250    Washington Mutual Capital I.................................    8.375     06/01/27        239,479
                                                                                               -----------
                                                                                                 1,951,702
                                                                                               -----------
         RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
  500    Georgia Pacific Corp........................................    9.950     06/15/02        529,076
                                                                                               -----------
         TECHNOLOGY  1.8%
  500    Raytheon Co.................................................    6.750     08/15/07        466,034
  500    Sun Microsystems, Inc.......................................    7.500     08/15/06        502,683
                                                                                               -----------
                                                                                                   968,717
                                                                                               -----------
         TRANSPORTATION  2.3%
  500    CSX Corp. ..................................................    8.625     05/15/22        522,057
  250    Ford Motor Credit Co. ......................................    6.700     07/16/04        244,836
  500    Southwest Air Lines Co. ....................................    7.375     03/01/27        465,005
                                                                                               -----------
                                                                                                 1,231,898
                                                                                               -----------
         UTILITIES  7.4%
  300    360 Communications Co. .....................................    7.125     03/01/03        299,753
  500    Cox Communications, Inc. ...................................    6.875     06/15/05        486,984
  250    Edison International........................................    6.875     09/15/04        245,070
  250    El Paso Electric Co. .......................................    8.250     02/01/03        254,375
  500    Houston Lighting & Power Co. ...............................    7.750     03/15/23        472,724
  500    MCI WorldCom, Inc. .........................................    6.950     08/15/28        457,397
  250    Niagara Mohawk Power Corp., Ser G...........................    7.750     10/01/08        250,268
  500    Southern Energy, Inc., 144A-- Private Placement (b).........    7.900     07/15/09        484,702
  250    Sprint Capital Corp. .......................................    6.125     11/15/08        227,026
  750    Texas Utilities Electric Co. ...............................    8.250     04/01/04        770,352
                                                                                               -----------
                                                                                                 3,948,651
                                                                                               -----------
         TOTAL CORPORATE DEBT  ............................................................      9,344,692
                                                                                               -----------
         UNITED STATES GOVERNMENT OBLIGATIONS  17.3%
  500    U.S. Treasury Note..........................................    5.875     02/15/04        491,875
  500    U.S. Treasury Note..........................................    6.125     08/15/07        487,500
1,000    U.S. Treasury Note..........................................    6.500     10/15/06        997,500
  500    U.S. Treasury Note..........................................    6.875     05/15/06        508,907
1,000    U.S. Treasury Note..........................................    7.250     08/15/04      1,032,188
2,000    U.S. Treasury Bond..........................................    7.125     02/15/23      2,083,126
2,900    U.S. Treasury Bond..........................................    7.250     05/15/16      3,032,312
  500    U.S. Treasury Bond..........................................    8.750     08/15/20        605,937
                                                                                               -----------
         TOTAL UNITED STATES GOVERNMENT OBLIGATIONS........................................      9,239,345
                                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  82.0%
  (Cost $38,424,872).......................................................................     43,807,741

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------


Description                                                                                    Market Value
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  16.4%
         Warburg Dillon Read ($8,795,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at $8,796,906)
         (Cost $8,795,000).................................................................    $ 8,795,000
                                                                                               -----------
TOTAL INVESTMENTS  98.4%
  (Cost $47,219,872).......................................................................     52,602,741
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%................................................        836,787
                                                                                               -----------
NET ASSETS  100.0%.........................................................................    $53,439,528
                                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR--American Depositary Receipt.

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                  STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including a repurchase agreement of
  $8,795,000 (Cost $47,219,872).............................    $52,602,741
Cash........................................................        559,109
Receivables:
  Interest..................................................        360,311
  Investments Sold..........................................         64,090
  Dividends.................................................         29,190
Other.......................................................         44,300
                                                                -----------
      Total Assets..........................................     53,659,741
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................         24,970
  Investment Advisory Fee...................................         21,613
  Shareholder Reports.......................................         19,364
  Distributor and Affiliates................................          6,709
Trustees' Deferred Compensation and Retirement Plans........        123,245
Accrued Expenses............................................         24,312
                                                                -----------
      Total Liabilities.....................................        220,213
                                                                -----------
NET ASSETS..................................................    $53,439,528
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $42,297,099
Net Unrealized Appreciation.................................      5,382,869
Accumulated Net Realized Gain...............................      3,900,528
Accumulated Undistributed Net Investment Income.............      1,859,032
                                                                -----------
NET ASSETS..................................................    $53,439,528
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $53,439,528 and 4,399,081 shares
  of beneficial interest issued and outstanding)............    $     12.15
                                                                ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                              STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 1,848,405
Dividends...................................................      413,479
                                                              -----------
    Total Income............................................    2,261,884
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      277,196
Custody.....................................................       40,175
Trustees' Fees and Related Expenses.........................       32,619
Accounting..................................................       25,190
Shareholder Reports.........................................       19,345
Audit.......................................................       17,128
Legal.......................................................        3,740
Other.......................................................       20,867
                                                              -----------
    Total Expenses..........................................      436,260
    Investment Advisory Fee Reduction.......................       95,967
    Less Credits Earned on Overnight Cash Balances..........        2,246
                                                              -----------
    Net Expenses............................................      338,047
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,923,837
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,958,873
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,728,544
  End of the Period:
    Investments.............................................    5,382,869
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,345,675)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   613,198
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,537,035
                                                              ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                   STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,923,837         $ 1,954,643
Net Realized Gain...........................................      3,958,873           5,930,830
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (3,345,675)          1,114,702
                                                                -----------         -----------
Change in Net Assets from Operations........................      2,537,035           9,000,175
                                                                -----------         -----------
Distributions from Net Investment Income....................     (1,970,700)            (67,589)
Distributions from Net Realized Gain........................     (5,938,317)         (1,826,978)
                                                                -----------         -----------
Total Distributions.........................................     (7,909,017)         (1,894,567)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (5,371,982)          7,105,608
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      2,459,470           4,124,365
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      7,909,018           1,894,567
Cost of Shares Repurchased..................................    (13,018,242)        (14,960,988)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     (2,649,754)         (8,942,056)
                                                                -----------         -----------
TOTAL DECREASE IN NET ASSETS................................     (8,021,736)         (1,836,448)
NET ASSETS:
Beginning of the Period.....................................     61,461,264          63,297,712
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,859,032 and $1,905,895,
  respectively).............................................    $53,439,528         $61,461,264
                                                                ===========         ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                                 FINANCIAL HIGHLIGHTS

          The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                                     ----------------------------------------------
                                                      1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............ $13.384   $11.910   $11.352   $ 11.64   $ 9.99
                                                     -------   -------   -------   -------   ------
  Net Investment Income.............................    .459      .425      .513      .482      .48
  Net Realized and Unrealized Gain/Loss.............    .115     1.416     1.897     1.083   2.6425
                                                     -------   -------   -------   -------   ------
Total from Investment Operations....................    .574     1.841     2.410     1.565   3.1225
                                                     -------   -------   -------   -------   ------
Less:
  Distributions from Net Investment Income..........    .451      .013      .518      .478    .4775
  Distributions from Net Realized Gain..............   1.359      .354     1.334     1.375     .995
                                                     -------   -------   -------   -------   ------
Total Distributions.................................   1.810      .367     1.852     1.853   1.4725
                                                     -------   -------   -------   -------   ------
Net Asset Value, End of the Period.................. $12.148   $13.384   $11.910   $11.352   $11.64
                                                     =======   =======   =======   =======   ======
Total Return*.......................................   4.94%    15.67%    21.81%    13.87%   31.36%
Net Assets at End of the Period (In millions)....... $  53.4   $  61.5   $  63.3   $  63.9   $ 63.0
Ratio of Expenses to Average Net Assets*............    .60%      .60%      .60%      .60%     .60%
Ratio of Net Investment Income to Average Net
  Assets*...........................................   3.41%     3.17%     3.86%     3.78%    3.85%
Portfolio Turnover..................................     78%       93%       58%      118%     124%
 * If certain expenses had not been assumed by Van
   Kampen, Total Return would have been lower and
   the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............    .77%      .72%      .71%      .81%     .74%
Ratio of Net Investment Income to Average Net
  Assets............................................   3.24%     3.05%     3.75%     3.57%    3.71%

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         CORPORATE DEBT  92.3%
         CONSUMER DISTRIBUTION  7.9%
 $500    Borden, Inc. ...............................................    7.875%    02/15/23    $   386,875
  500    Gruma SA De CV, 144A -- Private Placement (Mexico) (a)......    7.625     10/15/07        435,000
  500    Nabisco, Inc. ..............................................    7.550     06/15/15        473,700
                                                                                               -----------
                                                                                                 1,295,575
                                                                                               -----------
         CONSUMER NON-DURABLES  5.5%
  500    Bausch & Lomb, Inc..........................................    7.125     08/01/28        435,845
  500    Westpoint Stevens, Inc. ....................................    7.875     06/15/05        457,500
                                                                                               -----------
                                                                                                   893,345
                                                                                               -----------
         CONSUMER SERVICES  21.5%
  500    Cox Communications, Inc. ...................................    6.800     08/01/28        436,388
  500    CSC Holdings, Inc...........................................    7.875     12/15/07        495,000
  250    Liberty Media Group, 144A -- Private Placement (a)..........    8.500     07/15/29        253,849
  500    News America Holdings, Inc. ................................    10.125    10/15/12        550,436
  500    Park Place Entertainment Corp. .............................    7.950     08/01/03        495,547
  500    Royal Caribbean Cruises Ltd. ...............................    7.500     10/15/27        450,701
  250    Socgen Real Estate Co. LLC Ser A, 144A -- Private Placement               12/29/49        229,542
         (a).........................................................    7.640
  100    Time Warner Entertainment Co. ..............................    8.375     07/15/33        104,225
  500    Viacom, Inc. ...............................................    7.625     01/15/16        491,250
                                                                                               -----------
                                                                                                 3,506,938
                                                                                               -----------
         ENERGY  2.3%
  250    PDV America, Inc. ..........................................    7.875     08/01/03        235,570
  150    Petroleum Geo-Services ASA..................................    7.125     03/30/28        131,283
                                                                                               -----------
                                                                                                   366,853
                                                                                               -----------
         FINANCE  9.6%
  250    Abbey National PLC..........................................    7.350     10/29/49        239,206
  500    Avalonbay Communities, Inc. ................................    7.500     08/01/09        477,656
  250    Finova Capital Corp. .......................................    7.625     09/21/09        246,273
  125    Korea Development Bank......................................    6.500     11/15/02        121,167
  250    Nordbanken AB, 144A -- Private Placement (a)................    7.250     11/12/09        244,869
  250    Washington Mutual Capital I.................................    8.375     06/01/27        239,479
                                                                                               -----------
                                                                                                 1,568,650
                                                                                               -----------
         HEALTHCARE  2.9%
  500    Manor Care, Inc. ...........................................    7.500     06/15/06        480,585
                                                                                               -----------
         PRODUCER MANUFACTURING  2.8%
  500    Idex Corp...................................................    6.875     02/15/08        450,119
                                                                                               -----------
         RAW MATERIALS/PROCESSING INDUSTRIES  10.0%
  500    Georgia-Pacific Corp. ......................................    9.950     06/15/02        529,076
  500    Owens Illinois, Inc. .......................................    7.150     05/15/05        465,000
  250    Tosco Corp. ................................................    8.250     05/15/03        254,417
  300    Vicap SA De CV (Mexico).....................................    10.250    05/15/02        290,250
  100    Vicap SA De CV (Mexico).....................................    11.375    05/15/07         92,250
                                                                                               -----------
                                                                                                 1,630,993
                                                                                               -----------
         RETAIL  1.5%
  250    Fred Meyer, Inc. ...........................................    7.375     03/01/05        250,938
                                                                                               -----------
         TECHNOLOGY  1.5%
  250    Sun Microsystems, Inc. .....................................    7.500     08/15/06        251,342
                                                                                               -----------

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                                     Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         TRANSPORTATION  8.5%
 $100    Canadian National Railway Co. ..............................    7.625%    05/15/23    $    97,125
  500    CSX Corp. ..................................................    8.625     05/15/22        522,058
  500    Delta Air Lines, Inc. ......................................    9.750     05/15/21        555,547
  200    United Air Lines, Inc., Ser 91A2............................    10.020    03/22/14        216,275
                                                                                               -----------
                                                                                                 1,391,005
                                                                                               -----------
         UTILITIES  18.3%
  250    Edison International........................................    6.875     09/15/04        245,070
  250    El Paso Electric Co., Ser C.................................    8.250     02/01/03        254,375
  500    Houston Lighting & Power Co. ...............................    7.750     03/15/23        472,724
  250    Israel Electric Corp. Ltd., 144A -- Private Placement (a)...    8.250     10/15/09        249,287
  500    MCI Worldcom, Inc. .........................................    6.950     08/15/28        457,397
  250    Niagara Mohawk Power Corp., Ser G...........................    7.750     10/01/08        250,268
  350    Public Service Co. of Colorado..............................    8.750     03/01/22        351,004
  500    Southern Energy, Inc., 144A -- Private Placement (a)........    7.900     07/15/09        484,702
  250    Sprint Capital Corp. .......................................    6.125     11/15/08        227,026
                                                                                               -----------
                                                                                                 2,991,853
                                                                                               -----------
         TOTAL CORPORATE DEBT  92.3%.......................................................     15,078,196
                                                                                               -----------
         GOVERNMENT OBLIGATIONS  3.6%
  296    Federal National Mortgage Association Pool (U.S.)...........    10.000    04/01/21        315,295
  250    United Mexican States (Mexico)..............................    10.375    02/17/09        266,563
                                                                                               -----------
         TOTAL GOVERNMENT OBLIGATIONS......................................................        581,858
                                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $16,251,793).......................................................................     15,660,054
REPURCHASE AGREEMENT  1.7%
         Warburg Dillion Read ($283,000 par collateralized by U.S. Government obligations          283,000
         in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at $283,061)
         (Cost $283,000)...................................................................
                                                                                               -----------
TOTAL INVESTMENTS  97.6%
  (Cost $16,534,793).......................................................................     15,943,054
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%................................................        386,588
                                                                                               -----------
NET ASSETS  100.0%.........................................................................    $16,329,642
                                                                                               ===========

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $16,534,793)........................    $15,943,054
Cash........................................................        165,427
Receivables:
  Interest..................................................        323,930
  Portfolio Shares Sold.....................................            868
Other.......................................................         43,360
                                                                -----------
      Total Assets..........................................     16,476,639
                                                                -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................          7,502
  Investment Advisory Fee...................................          6,615
  Portfolio Shares Repurchased..............................          2,265
Trustees' Deferred Compensation and Retirement Plans........        118,429
Accrued Expenses............................................         12,186
                                                                -----------
      Total Liabilities.....................................        146,997
                                                                -----------
NET ASSETS..................................................    $16,329,642
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $16,763,020
Accumulated Undistributed Net Investment Income.............      1,244,530
Net Unrealized Depreciation.................................       (591,739)
Accumulated Net Realized Loss...............................     (1,086,169)
                                                                -----------
NET ASSETS..................................................    $16,329,642
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $16,329,642 and 2,030,866 shares
  of beneficial interest issued and outstanding)............    $      8.04
                                                                ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 1,417,603
Other.......................................................          625
                                                              -----------
    Total Income............................................    1,418,228
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................       85,467
Trustees' Fees and Related Expenses.........................       31,029
Shareholder Reports.........................................       18,250
Custody.....................................................       16,278
Accounting..................................................       16,174
Shareholder Services........................................       15,980
Audit.......................................................        7,300
Legal.......................................................        2,189
Other.......................................................        1,553
                                                              -----------
    Total Expenses..........................................      194,220
    Expense Reduction ($85,467 Investment Advisory Fee and
     $764 Other)............................................       86,231
    Less Credits Earned on Overnight Cash Balances..........        2,148
                                                              -----------
    Net Expenses............................................      105,841
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,312,387
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (328,221)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      694,170
  End of the Period:
    Investments.............................................     (591,739)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,285,909)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,614,130)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (301,743)
                                                              ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,312,387         $ 1,257,306
Net Realized Loss...........................................       (328,221)            (54,296)
Net Unrealized Depreciation During the Period...............     (1,285,909)           (155,883)
                                                                -----------         -----------
Change in Net Assets from Operations........................       (301,743)          1,047,127
Distributions from Net Investment Income....................     (1,259,398)            (44,123)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (1,561,141)          1,003,004
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      5,830,207           6,157,023
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      1,259,398              44,123
Cost of Shares Repurchased..................................     (7,120,021)         (6,481,744)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        (30,416)           (280,598)
                                                                -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (1,591,557)            722,406
NET ASSETS:
Beginning of the Period.....................................     17,921,199          17,198,793
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,244,530 and $1,198,922,
  respectively).............................................    $16,329,642         $17,921,199
                                                                ===========         ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                      Year Ended December 31,
                                                            -------------------------------------------
                                                             1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $8.748   $8.252   $8.008   $ 8.21   $  7.35
                                                            ------   ------   ------   ------   -------
  Net Investment Income...................................    .611     .614     .704     .755       .71
  Net Realized and Unrealized Gain/Loss...................   (.738)   (.096)    .252    (.212)    .8525
                                                            ------   ------   ------   ------   -------
Total from Investment Operations..........................   (.127)    .518     .956     .543    1.5625
Less Distributions from Net Investment Income.............    .580     .022     .712     .745     .7025
                                                            ------   ------   ------   ------   -------
Net Asset Value, End of the Period........................  $8.041   $8.748   $8.252   $8.008   $  8.21
                                                            ======   ======   ======   ======   =======
Total Return*.............................................  (1.55%)   6.34%   11.90%    6.68%    21.37%
Net Assets at End of the Period (In millions).............  $ 16.3   $ 17.9   $ 17.2   $ 19.8   $  26.6
Ratio of Expenses to Average Net Assets* (a)..............    .61%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.....   7.43%    7.29%    7.74%    7.97%     8.11%
Portfolio Turnover........................................     74%      46%      78%      77%       54%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets (a)...............   1.10%    1.09%    1.05%    1.29%      .93%
Ratio of Net Investment Income to Average Net Assets......   6.94%    6.80%    7.29%    7.28%     7.78%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 1999.

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                                                Market
            Description              Shares     Value
--------------------------------------------------------
COMMON STOCKS  99.3%
AUSTRALIA  1.9%
Orica Ltd..........................   2,089   $   11,260
Pacific Dunlop Ltd.................   8,200       11,606
Rio Tinto Ltd......................   2,688       57,742
                                              ----------
                                                  80,608
                                              ----------
AUSTRIA  0.5%
OMV, AG............................     200       19,442
                                              ----------
CANADA  3.3%
Barrick Gold Corp..................     100        1,784
Enbridge, Inc......................   3,000       59,543
Nortel Networks Corp...............     800       80,831
Placer Dome, Inc...................     100        1,067
                                              ----------
                                                 143,225
                                              ----------
DENMARK  0.3%
Novo Nordisk A/S, Ser B............     100       13,263
                                              ----------
FINLAND  5.0%
Nokia (Ab) Oy (a)..................   1,200      217,587
                                              ----------
FRANCE  3.9%
Alcatel Alsthom (Cie Gen El).......     165       37,896
Axa-UAP............................     230       32,066
Compagnie de Saint Gobain..........     148       27,835
LVMH (Moet Hennessy Louis
  Vuitton).........................      55       24,638
Total, Class B.....................     344       45,915
                                              ----------
                                                 168,350
                                              ----------
GERMANY  5.0%
Allianz, AG........................     102       34,267
BASF, AG...........................     250       12,844
Bayer, AG..........................     200        9,469
DaimlerChrysler, AG................     251       19,520
Degussa Huels, AG (a)..............      50        2,100
Deutsche Bank, AG..................     400       33,786
Deutsche Telekom, AG...............     606       43,159
Linde, AG..........................     500       27,349
Siemens, AG........................     200       25,446
VEBA, AG...........................     200        9,721
                                              ----------
                                                 217,661
                                              ----------
ITALY  2.0%
Enstituto Nazionale delle
  Assicurazioni
  (INA)............................  12,000       31,792
Ente Nazionale Idrocarburi, SpA....   2,000       11,000
Fiat SpA...........................     400       11,423
Telecom Italia.....................   2,500       27,929
Telecom Italia SpA (a).............       2           28
Unione Immobiliare.................  12,000        5,561
                                              ----------
                                                  87,733
                                              ----------
JAPAN  17.3%
Acom Co., Ltd......................     200       19,595
Bank of Tokyo......................     600        8,362
Daiwa Securities...................   1,000       15,650
East Japan Railway.................       1        5,393
Hitachi............................   1,000       16,052
Honda Motor Co.....................   1,000       37,193

                                                Market
            Description              Shares     Value
--------------------------------------------------------
JAPAN (CONTINUED)
Japan Air Lines Co. (a)............   1,000   $    2,966
Japan Energy Corp..................   3,000        2,731
Japan Tobacco, Inc.................       2       15,308
Kao Corp...........................   1,000       28,531
Kawasaki Heavy Industries..........   1,000        1,331
Kawasaki Steel Corp................   2,000        3,582
Komatsu............................   1,000        4,600
Kyocera Corp.......................     100       25,937
Matsushita Electric Industries.....   1,000       27,699
Mitsubishi Electric Corp...........   2,000       12,920
Mitsubishi Estate..................   1,000        9,758
Nagoya Railroad Co.................   3,000        8,779
NEC Corp...........................   1,000       23,833
Nippon Steel Corp..................   1,000        2,339
Nippon Telegraph & Telephone
  Corp.............................       3       51,385
Nippon Yusen Kabushiki Kaisha......   2,000        8,182
Nissan Motor Co....................   1,000        3,935
NSK Ltd............................   1,000        6,842
Oji Paper Co.......................   1,000        6,019
Sekisui House......................   1,000        8,858
Sharp Corp.........................   1,000       25,595
Softbank Corp......................     300      287,168
Teijin.............................   1,000        3,690
Tobu Railway Co....................   1,000        2,936
Toppan Printing Co.................   1,000        9,983
Toshiba Corp.......................   2,000       15,269
Toyota Motor Corp..................   1,000       48,449
                                              ----------
                                                 750,870
                                              ----------
MALAYSIA  0.2%
RHB Capital Berhard................   9,000        9,332
                                              ----------
NETHERLANDS  1.7%
ABN Amro Holdings..................     660       16,488
Akzo Nobel.........................     400       20,066
Elsevier...........................     700        8,363
Koninklijke Ahold NV...............     547       16,195
Wolters Kluwer.....................     408       13,810
                                              ----------
                                                  74,922
                                              ----------
REPUBLIC OF KOREA  0.4%
Korea Electric Power
  Corp. -- ADR.....................     307        5,142
Pohang Iron & Steel Co.,
  Ltd. -- ADR......................     317       11,095
                                              ----------
                                                  16,237
                                              ----------
SINGAPORE  1.1%
Singapore Telecommunications.......  24,000       49,571
                                              ----------
SOUTH AFRICA  0.2%
Sasol Ltd. -- ADR..................   1,126        9,430
                                              ----------
SPAIN  2.3%
Endesa, SA.........................     300        5,956
Repsol-YPF, SA.....................   1,200       27,827
Telefonica de Espana (a)...........   2,667       66,628
                                              ----------
                                                 100,411
                                              ----------
SWEDEN  1.2%
Ericsson Telefon LM, Ser B.........     800       51,428
                                              ----------

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                                                Market
            Description              Shares     Value
--------------------------------------------------------
SWITZERLAND  2.6%
Credit Suisse Group................     200   $   39,754
Nestle, SA.........................      10       18,320
Novartis, AG.......................      20       29,366
Roche Holdings Genusscheine, AG....       2       23,739
                                              ----------
                                                 111,179
                                              ----------
UNITED KINGDOM  9.5%
Allied Zurich (a)..................     850       10,023
Barclays...........................   1,000       28,736
Bass...............................   1,160       14,597
BP Amoco...........................   2,324       23,459
BP Amoco PLC -- ADR................     528       31,317
British America Tobacco............     850        4,806
British Telecommunications.........   2,400       58,151
Burmah Castrol PLC.................     583       10,302
Carlton Communications.............   2,500       24,351
Glaxo Wellcome.....................   1,000       28,332
HSBC Holdings......................   3,300       45,736
Invensys PLC.......................   1,255        6,635
Lloyds TSB Group...................   2,100       26,085
Marks & Spencer....................   1,200        5,738
Rank Group.........................   2,486        8,031
Scot & Newcastle...................   2,100       14,586
ScottishPower PLC -- ADR...........     580       16,240
Smithkline Beecham.................   2,000       25,360
Smiths Industries..................   1,000       14,942
Zeneca Group.......................     400       16,618
                                              ----------
                                                 414,045
                                              ----------
UNITED STATES  40.9%
Abbott Laboratories, Inc...........     600       21,788
Alcoa, Inc.........................     400       33,200
American Express Co................     200       33,250
American Home Products Corp........     600       23,663
American International Group,
  Inc..............................     375       40,547
AT&T Corp..........................     750       38,062
Bank of America Corp...............     100        5,019
BellSouth Corp.....................     800       37,450
Boeing Co..........................     100        4,156
Bristol-Myers Squibb Co............     600       38,512
Chevron Corp.......................     300       25,988
Cisco Systems, Inc. (a)............     900       96,412
Citigroup, Inc.....................     750       41,672
Coca Cola Co.......................     700       40,775
Columbia/HCA Healthcare Corp.......     300        8,794
Conexant Systems, Inc. (a).........     300       19,913
Delphi Automotive Systems Corp.....     209        3,292
Dominion Resources, Inc............     700       27,475
Dow Chemical Co....................     200       26,725
Du Pont (E. I.) de Nemours & Co....     200       13,175
Eastman Kodak Co...................     200       13,250
Exxon Mobil Corp...................     264       21,269
Federal National Mortgage
  Association......................     300       18,731

                                                Market
            Description              Shares     Value
--------------------------------------------------------
First Data Corp....................     400   $   19,725
FPL Group, Inc.....................     400       17,125
General Electric Co................     300       46,425
General Motors Corp................     300       21,806
Gillette Co........................     400       16,475
Hewlett Packard Co.................     300       34,181
Home Depot, Inc....................     750       51,422
Illinois Tool Works, Inc...........     200       13,513
Intel Corp.........................     400       32,925
International Business Machines
  Corp.............................     400       43,200
International Paper Co.............     300       16,931
J.C. Penney, Inc...................     300        5,981
Johnson & Johnson..................     300       27,938
JP Morgan & Co., Inc...............     300       37,987
Kimberly-Clark Corp................     300       19,575
LifePoint Hospitals, Inc...........      15          177
Lilly Eli & Co.....................     300       19,950
Lucent Technologies, Inc...........   1,200       89,775
McDonald's Corp....................     800       32,250
MCI WorldCom, Inc. (a).............   1,050       55,716
Meritor Automotive, Inc............     100        1,937
Microsoft Corp. (a)................   1,200      140,100
Minnesota Mining & Manufacturing
  Co...............................     300       29,362
Motorola, Inc......................     200       29,450
Oracle Corp. (a)...................     375       42,023
Pfizer, Inc........................     600       19,463
Procter & Gamble Co................     300       32,869
Raytheon Co., Class A..............      25          620
Rockwell International Corp........     300       14,363
SBC Communications, Inc............     800       39,000
Schering-Plough Corp...............     400       16,875
Sears Roebuck & Co.................     300        9,131
Time Warner, Inc...................     600       43,462
Triad Hospitals, Inc...............      15          227
Warner-Lambert Co..................     600       49,162
Wells Fargo Co.....................   1,000       40,437
Weyerhaeuser Co....................     300       21,544
Xerox Corp.........................     600       13,613
                                              ----------
                                               1,779,833
                                              ----------
TOTAL LONG-TERM INVESTMENTS  99.3%
  (Cost $2,527,840)........................    4,315,127
REPURCHASE AGREEMENT  2.5%
State Street Bank & Trust Co., dated
  12/31/99, due 01/03/00, to be repurchased
  at $109,023, collateralized by $110,000
  U.S. Treasury Note, 6.250%, due 08/31/02,
  valued at $112,338 (Cost $109,000).......      109,000
                                              ----------
TOTAL INVESTMENTS  101.8%
  (Cost $2,636,840)........................    4,424,127
FOREIGN CURRENCY  0.0%
  (Cost $3)................................            4
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (1.8%)...........................      (76,984)
                                              ----------
NET ASSETS  100.0%.........................   $4,347,147
                                              ----------

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depository Receipt

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                     STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,636,840).........................    $4,424,127
Cash........................................................           689
Foreign Currency (Cost $3)..................................             4
Receivables:
  Dividends.................................................         6,077
  Interest..................................................             8
Unamortized Organizational Costs............................           674
Forward Currency Contracts..................................            18
Other.......................................................           163
                                                                ----------
      Total Assets..........................................     4,431,760
                                                                ----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................         3,938
  Fund Shares Repurchased...................................            58
Accrued Expenses............................................        47,193
Trustees' Deferred Compensation and Retirement Plans........        33,424
                                                                ----------
      Total Liabilities.....................................        84,613
                                                                ----------
NET ASSETS..................................................    $4,347,147
                                                                ==========
NET ASSETS CONSIST OF:
Capital (Par Value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,597,427
Net Unrealized Appreciation.................................     1,787,251
Accumulated Net Realized Loss...............................          (708)
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (36,823)
                                                                ----------
NET ASSETS..................................................    $4,347,147
                                                                ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $4,347,147 and 256,613
  shares of beneficial interest issued and outstanding).....    $    16.94
                                                                ==========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                 STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,592)......  $   53,990
Interest....................................................       2,007
                                                              ----------
    Total Income............................................      55,997
                                                              ----------
EXPENSES:
Custody.....................................................      61,677
Investment Advisory Fee.....................................      34,688
Shareholder Reports.........................................      17,155
Audit.......................................................      15,946
Shareholder Services........................................      15,611
Trustees' Fees and Related Expenses.........................      10,912
Accounting..................................................       7,088
Amortization of Organizational Costs........................       1,365
Legal.......................................................         486
Other.......................................................       2,089
                                                              ----------
    Total Expenses..........................................     167,017
    Expense Reduction ($34,688 Investment Advisory Fee and
     $90,836 Other).........................................     125,524
                                                              ----------
    Net Expenses............................................      41,493
                                                              ----------
NET INVESTMENT INCOME.......................................  $   14,504
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $   51,044
  Foreign Currency Translation..............................     (17,190)
                                                              ----------
Net Realized Gain...........................................      33,854
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     880,273
                                                              ----------
  End of the Period:
    Investments.............................................   1,787,287
    Forward Currency Contracts..............................          18
    Foreign Currency Translation............................         (54)
                                                              ----------
                                                               1,787,251
                                                              ----------
Net Unrealized Appreciation During the Period...............     906,978
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  940,832
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  955,336
                                                              ==========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                      STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   14,504          $    25,140
Net Realized Gain...........................................        33,854               17,243
Net Unrealized Appreciation During the Period...............       906,978              572,323
                                                                ----------          -----------
Change in Net Assets from Operations........................       955,336              614,706
                                                                ----------          -----------
Distributions from Net Investment Income....................        (9,541)             (25,140)
Distributions in Excess of Net Investment Income............           -0-              (12,870)
                                                                ----------          -----------
Distributions from and in Excess of Net Investment Income...        (9,541)             (38,010)
                                                                ----------          -----------
Distributions from Net Realized Gain........................       (33,854)                 -0-
Distributions in Excess of Net Realized Gain................       (10,981)                 -0-
                                                                ----------          -----------
Distributions from and in Excess of Net Realized Gain.......       (44,835)                 -0-
                                                                ----------          -----------
Total Distributions.........................................       (54,376)             (38,010)
                                                                ----------          -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       900,960              576,696
                                                                ----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       829,783              782,393
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        33,418               24,409
Cost of Shares Repurchased..................................      (767,893)          (1,006,628)
                                                                ----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        95,308             (199,826)
                                                                ----------          -----------
TOTAL INCREASE IN NET ASSETS................................       996,268              376,870
NET ASSETS:
Beginning of the Period.....................................     3,350,879            2,974,009
                                                                ----------          -----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $36,823 and $24,594,
  respectively).............................................    $4,347,147          $ 3,350,879
                                                                ==========          ===========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                    FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             July 3, 1995
                                                                                             (Commencement
                                                          Year Ended December 31,            of Investment
                                                   -------------------------------------    Operations) to
                                                    1999      1998      1997      1996     December 31, 1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........  $13.208   $11.004   $11.658    $10.30        $ 10.00
                                                   -------   -------   -------   -------        -------
  Net Investment Income/Loss.....................     .240      .089      .110      .035           (.16)
  Net Realized and Unrealized Gain...............    3.712     2.258     1.696     1.687            .46
                                                   -------   -------   -------   -------        -------
Total from Investment Operations.................    3.952     2.347     1.806     1.722            .30
                                                   -------   -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net
    Investment Income............................     .041      .143      .106      .188            -0-
  Distributions from and in Excess of Net
    Realized Gain................................     .179       -0-     2.354      .176            -0-
                                                   -------   -------   -------   -------        -------
Total Distributions..............................     .220      .143     2.460      .364            -0-
                                                   -------   -------   -------   -------        -------
Net Asset Value, End of the Period...............  $16.940   $13.208   $11.004   $11.658        $ 10.30
                                                   =======   =======   =======   =======        =======
Total Return*....................................   30.06%    21.61%    15.85%    16.72%          3.00%**
Net Assets at End of the Period (In millions)....  $   4.3      $3.4      $3.0      $2.5        $   2.4
Ratio of Expenses to Average Net Assets*.........    1.20%     1.20%     1.20%     1.20%          4.35%
Ratio of Net Investment Income/Loss to Average
  Net Assets*....................................     .42%     0.79%      .76%      .27%         (2.76%)
Portfolio Turnover...............................       7%        3%      132%       94%            42%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been lower
   and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    4.84%     6.27%     6.78%     7.43%          8.27%
Ratio of Net Investment Loss to Average Net
  Assets.........................................   (3.22%)   (4.28%)   (4.82%)   (5.96%)        (6.68%)

**Non-Annualized

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                             Coupon           Maturity          Market Value
----------------------------------------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  70.3%
$2,000   Federal Farm Credit Bank Medium Term Note.............   6.520%          09/24/07          $ 1,934,700
   971   Federal Home Loan Mortgage Corp. Gold 30 Year Pools...   7.000     05/01/24 to 07/01/24        940,877
   150   Federal Home Loan Mortgage Corp. Gold 30 Year Pools...   7.500           10/1/24               148,573
   130   Federal Home Loan Mortgage Corp. Gold 30 Year Pools...   8.000     09/01/24 to 10/01/24        131,424
   500   Federal Home Loan Mortgage Corp. Pools................   5.750           03/15/09              455,865
 2,991   Federal Home Loan Mortgage Corp. Pools................   6.000   05/01/2029 to 09/01/2029    2,739,439
 2,486   Federal Home Loan Mortgage Corp. Pools................   6.500   05/01/2029 to 06/01/2029    2,346,741
 1,998   Federal Home Loan Mortgage Corp. Pools................   7.500   10/01/2029 to 11/01/2029    1,978,924
   356   Federal Home Loan Mortgage Corp. CMO Floater..........   5.840           09/15/27              356,812
   168   Federal Home Loan Mortgage Corp. CMO Floater..........   5.910           09/15/23              167,336
 1,161   Federal National Mortgage Association 15 Year Dwarf
         Pools.................................................   6.500     06/01/09 to 04/01/11      1,134,288
 1,074   Federal National Mortgage Association 15 Year Dwarf
         Pools.................................................   7.000     07/01/10 to 01/01/12      1,065,211
   167   Federal National Mortgage Association Pools...........   5.500     07/01/24 to 02/01/29        148,752
 2,154   Federal National Mortgage Association Pools...........   6.000     01/01/14 to 12/01/28      2,038,072
   500   Federal National Mortgage Association Pools...........   6.250           11/15/02              494,690
   500   Federal National Mortgage Association Pools...........   6.375           06/15/09              476,475
 5,760   Federal National Mortgage Association Pools...........   6.500     03/01/26 to 09/01/29      5,433,994
   970   Federal National Mortgage Association Pools...........   7.000     12/01/23 to 06/01/24        940,159
   263   Federal National Mortgage Association Pools...........   7.500     05/01/24 to 10/01/24        260,555
   230   Federal National Mortgage Association Pools...........   8.000     06/01/24 to 10/01/24        231,787
   401   Federal National Mortgage Association Pools...........  11.000           11/01/20              444,184
 4,823   Government National Mortgage Association Pools (a)....   6.500     05/15/23 to 03/15/29      4,529,691
 7,451   Government National Mortgage Association Pools (a)....   7.000     04/15/23 to 04/15/29      7,206,177
   943   Government National Mortgage Association Pools........   7.500     12/15/21 to 06/15/24        933,832
   225   Government National Mortgage Association Pools........   8.000     05/15/17 to 01/15/23        227,940
   196   Government National Mortgage Association Pools........   8.500     04/15/17 to 07/15/17        202,864
   448   Government National Mortgage Association Pools........   9.500     06/15/09 to 10/15/09        479,892
    28   Government National Mortgage Association Pools........  11.000     09/15/10 to 08/15/20         31,329
                                                                                                    -----------
         TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS........................................   37,480,583
                                                                                                    -----------
         UNITED STATES TREASURY OBLIGATIONS  8.6%
 4,000   United States Treasury Bonds (a)......................   6.000           02/15/26            3,657,960
 1,000   United States Treasury Notes (a)......................   5.500           2/15/08               936,380
                                                                                                    -----------
         TOTAL UNITED STATES TREASURY OBLIGATIONS.................................................    4,594,340
                                                                                                    -----------
TOTAL LONG-TERM INVESTMENTS  78.9%
  (Cost $43,398,766)..............................................................................   42,074,923
REPURCHASE AGREEMENT  19.7%
  Fuji Securities Incorporated ($10,520,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold on 1/3/00 at $10,520,000)
  (Cost $10,519,182)..............................................................................   10,519,182
                                                                                                    -----------
TOTAL INVESTMENTS  98.6%
  (Cost $53,917,948)..............................................................................   52,594,105
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.......................................................      735,193
                                                                                                    -----------
 NET ASSETS  100.0%...............................................................................  $53,329,298
                                                                                                    ===========

(a) Assets segregated as collateral for open futures transactions.

CMO--Collateralized Mortgage Obligations

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including a repurchase agreement of
  $10,519,182 (Cost $53,917,948)............................    $52,594,105
Cash........................................................        537,911
Interest Receivable.........................................        360,557
Other.......................................................         46,950
                                                                -----------
      Total Assets..........................................     53,539,523
                                                                -----------
LIABILITIES:
Payables:
  Variation Margin on Futures...............................         30,313
  Investment Advisory Fee...................................         16,836
  Distributor and Affiliates................................         11,200
  Portfolio Shares Repurchased..............................          7,007
Trustees' Deferred Compensation and Retirement Plans........        124,170
Accrued Expenses............................................         20,699
                                                                -----------
      Total Liabilities.....................................        210,225
                                                                -----------
NET ASSETS..................................................    $53,329,298
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $61,096,754
Accumulated Undistributed Net Investment Income.............      3,221,466
Net Unrealized Depreciation.................................     (1,507,647)
Accumulated Net Realized Loss...............................     (9,481,275)
                                                                -----------
NET ASSETS..................................................    $53,329,298
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $53,329,298 and 6,047,586 shares
  of beneficial interest issued and outstanding)............    $      8.82
                                                                ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                    STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 3,540,737
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        275,370
Custody.....................................................         28,728
Trustees' Fees and Related Expenses.........................         31,469
Accounting..................................................         29,309
Shareholder Services........................................         16,629
Legal.......................................................          7,062
Other.......................................................         23,061
                                                                -----------
    Total Expenses..........................................        411,628
    Investment Advisory Fee Reduction.......................         76,349
    Less Credits Earned on Overnight Cash Balances..........          2,256
                                                                -----------
    Net Expenses............................................        333,023
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,207,714
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  (826,384)
  Futures...................................................       (982,628)
                                                                -----------
Net Realized Loss...........................................     (1,809,012)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      1,842,793
                                                                -----------
  End of the Period:
    Investments.............................................     (1,323,843)
    Futures.................................................       (183,804)
                                                                -----------
                                                                 (1,507,647)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (3,350,440)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,159,452)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,951,738)
                                                                ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                         STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 3,207,714         $ 3,088,718
Net Realized Gain/Loss......................................     (1,809,012)            973,202
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (3,350,440)            327,575
                                                                -----------         -----------
Change in Net Assets from Operations........................     (1,951,738)          4,389,495
Distributions from Net Investment Income....................     (2,745,022)           (529,309)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (4,696,760)          3,860,186
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      9,298,965          11,164,705
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      2,745,022             529,309
Cost of Shares Repurchased..................................    (11,077,541)        (11,052,927)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        966,446             641,087
                                                                -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (3,730,314)          4,501,273
NET ASSETS:
Beginning of the Period.....................................     57,059,612          52,558,339
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $3,221,466 and $2,681,124,
  respectively).............................................    $53,329,298         $57,059,612
                                                                ===========         ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                       FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                      -----------------------------------------------------------
                                                       1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........      $ 9.594      $ 8.920      $ 8.666      $  9.06      $  8.28
                                                      -------      -------      -------      -------      -------
  Net Investment Income.........................         .526         .520         .566         .569          .60
  Net Realized and Unrealized Gain/Loss.........        (.845)        .244         .231        (.388)         .78
                                                      -------      -------      -------      -------      -------
Total from Investment Operations................        (.319)        .764         .797         .181         1.38
Less Distributions from and in Excess of Net
  Investment Income.............................         .457         .090         .543         .575          .60
                                                      -------      -------      -------      -------      -------
Net Asset Value, End of the Period..............      $ 8.818      $ 9.594      $ 8.920      $ 8.666      $  9.06
                                                      =======      =======      =======      =======      =======
Total Return*...................................       (3.36%)       8.59%        9.61%        2.12%       17.17%
Net Assets at End of the Period (In millions)...      $  53.3      $  57.1      $  52.6      $  57.3      $  67.0
Ratio of Expenses to Average Net Assets*........         .60%         .60%         .60%         .60%         .60%
Ratio of Net Investment Income to Average Net
  Assets*.......................................        5.92%        5.74%        6.51%        6.56%        6.89%
Portfolio Turnover..............................          92%         107%         119%         143%         164%
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets.........         .74%         .73%         .74%         .80%         .72%
Ratio of Net Investment Income to Average Net
  Assets........................................        5.78%        5.61%        6.37%        6.36%        6.77%

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                 PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                     Discount
 Par                                                                                 Yield on
Amount                                                                   Maturity    Date of      Amortized
(000)                            Description                               Date      Purchase       Cost
------------------------------------------------------------------------------------------------------------
         COMMERCIAL PAPER  37.0%
$1,000   American Express Credit Corp. ..............................    02/16/00%    5.853%     $   992,678
   800   American General Finance Corp. .............................    02/22/00     6.003          793,217
 1,000   Associates Corp. of North America...........................    01/24/00     5.883          996,307
 1,000   Chevron USA, Inc. ..........................................    01/21/00     6.033          996,706
 1,000   CIT Group Holdings, Inc. ...................................    01/26/00     5.946          995,945
 1,000   Citicorp....................................................    02/08/00     6.092          993,698
 1,000   Coca-Cola Co. ..............................................    01/28/00     6.132          995,485
 1,000   Ford Motor Credit Co. ......................................    01/19/00     6.154          996,975
 1,000   General Electric Corp. .....................................    02/28/00     5.937          990,656
 1,000   IBM Credit Corp. ...........................................    03/20/00     6.113          986,943
 1,000   John Deere Capital Corp. ...................................    02/02/00     5.810          994,933
   800   Norwest Financial, Inc. ....................................    02/07/00     5.917          795,231
   800   Prudential Funding Corp. ...................................    02/04/00     5.893          795,633
                                                                                                 -----------
         TOTAL COMMERCIAL PAPER..............................................................     12,324,407
                                                                                                 -----------
         U.S. GOVERNMENT AGENCY OBLIGATIONS  13.7%
   493   Federal Farm Credit Bank Discount Note......................    02/15/00     5.665          489,573
   486   Federal Home Loan Bank Consolidated Discount Note...........    03/17/00     5.923          480,080
   700   Federal Home Loan Mortgage Corp Discount Note...............    01/27/00     5.630          697,209
   500   Federal Home Loan Mortgage Corp Discount Note...............    02/02/00     5.646          497,547
   800   Federal Home Loan Mortgage Corp Discount Note...............    03/16/00     5.701          790,767
   800   Federal National Mortgage Association Discount Note.........    07/07/00     5.452          778,150
   839   Federal National Mortgage Association Discount Note.........    03/02/00     5.722          830,982
                                                                                                 -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS............................................      4,564,308
                                                                                                 -----------
         CERTIFICATES OF DEPOSIT  12.3%
   500   Bank One Illinois...........................................    04/06/00     6.000          500,000
   800   Commerzbank AG..............................................    02/01/00     5.000          799,984
   800   National Westminster Bank...................................    01/07/00     5.010          799,994
 1,000   UBS AG......................................................    07/17/00     5.660          999,716
 1,000   Westdeutsche Landesbank.....................................    03/06/00     6.060        1,000,025
                                                                                                 -----------
         TOTAL CERTIFICATES OF DEPOSIT.......................................................      4,099,719
                                                                                                 -----------
         NOTE  3.0%
 1,000   Lasalle National Bank.......................................    02/18/00     6.030        1,000,000
                                                                                                 -----------
         REPURCHASE AGREEMENTS  32.9%
         BankAmerica Securities ($4,000,000 par collateralized by U.S. Government obligations
           in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at $4,000,917)...      4,000,000
         State Street Bank & Trust Co. ($6,943,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at
           $6,944,736).......................................................................      6,943,000
                                                                                                 -----------
         TOTAL REPURCHASE AGREEMENTS.........................................................     10,943,000
                                                                                                 -----------
         TOTAL INVESTMENTS  98.9%............................................................     32,931,434
         OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.........................................        362,813
                                                                                                 -----------
         NET ASSETS  100.0%..................................................................    $33,294,247
                                                                                                 ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost which approximates market,
  including repurchase agreements of $10,943,000............  $32,931,434
Cash........................................................      346,625
Interest Receivable.........................................      123,608
Other.......................................................       45,602
                                                              -----------
      Total Assets..........................................   33,447,269
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        7,462
  Distributor and Affiliates................................        5,101
  Income Distribution.......................................        2,806
Trustees' Deferred Compensation and Retirement Plans........      121,859
Accrued Expenses............................................       15,794
                                                              -----------
    Total Liabilities.......................................      153,022
                                                              -----------
NET ASSETS..................................................  $33,294,247
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Equivalent to $1.00 per share for 33,294,247 shares outstanding)..............................................  $33,294,247
                                                              ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                  STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,507,956
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     146,480
Trustees' Fees and Related Expenses.........................      32,481
Accounting..................................................      24,073
Custody.....................................................      24,845
Shareholder Services........................................      15,947
Audit.......................................................      11,363
Shareholder Reports.........................................      10,915
Legal.......................................................       2,509
Other.......................................................       1,927
                                                              ----------
    Total Expenses..........................................     270,540
    Investment Advisory Fee Reduction.......................      91,001
    Less Credits Earned on Overnight Cash Balances..........       3,448
                                                              ----------
    Net Expenses............................................     176,091
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,331,865
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,331,865
                                                              ==========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                 Year Ended          Year Ended
                                                              December 31, 1999   December 31, 1998
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $ 1,331,865         $ 1,061,603
                                                                 -----------         -----------
Distributions from Net Investment Income....................      (1,331,826)         (1,061,807)
Distributions in Excess of Net Investment Income............             -0-                 (39)
                                                                 -----------         -----------
Distributions from and in Excess of Net Investment Income...      (1,331,826)         (1,061,846)
                                                                 -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........              39                (243)
                                                                 -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      36,672,632          31,396,945
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       1,341,788           1,061,846
Cost of Shares Repurchased..................................     (31,429,889)        (25,489,643)
                                                                 -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       6,584,531           6,969,148
                                                                 -----------         -----------
TOTAL INCREASE IN NET ASSETS................................       6,584,570           6,968,905
NET ASSETS:
Beginning of the Period.....................................      26,709,677          19,740,772
                                                                 -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $0 and $(39), respectively)..........     $33,294,247         $26,709,677
                                                                 ===========         ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                     FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
            Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,
                                                             --------------------------------------
                                                              1999    1998    1997    1996    1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................... $ 1.00   $1.00   $1.00   $1.00   $1.00
                                                             ------   -----   -----   -----   -----
Net Investment Income.......................................   .045    .049    .049    .048   .0533
Less Distributions from Net Investment Income...............   .045    .049    .049    .048   .0533
                                                             ------   -----   -----   -----   -----
Net Asset Value, End of the Period.......................... $ 1.00   $1.00   $1.00   $1.00   $1.00
                                                             ======   =====   =====   =====   =====
Total Return*...............................................  4.63%   5.02%   5.06%   4.89%   5.46%
Net Assets at End of the Period (In millions)............... $ 33.3   $26.7   $19.7   $19.6   $21.6
Ratio of Expenses to Average Net Assets* (a)................   .62%    .60%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*.......  4.25%   4.88%   4.95%   4.78%   5.33%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets (a).................   .93%    .99%    .98%   1.29%    .93%
Ratio of Net Investment Income to Average Net Assets........  4.56%   4.49%   4.57%   4.10%   5.00%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the year ended December 31, 1999.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Comstock Portfolio(1) ("Comstock"), Domestic Income Portfolio ("Domestic Income"), Emerging Growth Portfolio(1) ("Emerging Growth"), Enterprise Portfolio(1) ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio(1) ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio(1) ("Real Estate") and Strategic Stock Portfolio(1) ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.
    The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent investment risk; Domestic Income seeks current income as its primary objective and capital appreciation as a secondary objective; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of companies of any nation, including the United States; Government seeks high current return consistent with preservation of capital; and Money Market seeks protection of capital and high current income by investing in money market instruments.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost, which approximates market value.
    Domestic Income's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 18% of Domestic Income's net assets at December 31, 1999.

---------------

    (1) These Portfolios are included under a separate cover.

                               December 31, 1999
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Global Equity has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $6,828. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1999 along with its expiration dates. The table also presents the identified cost of investments at December 31, 1999 for federal income

                               December 31, 1999
--------------------------------------------------------------------------------

tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward....................             --    $ 1,083,199            --
Expiration dates of capital loss carryforward.........             --      2002-2007            --
Amount expiring on 12/31/00...........................             --             --            --
Identified cost.......................................    $47,343,466    $16,537,763    $2,650,368
Gross unrealized appreciation.........................      6,680,161        149,201     1,912,180
Gross unrealized depreciation.........................      1,420,886        743,910       138,417
Net unrealized appreciation/depreciation..............      5,259,275       (594,709)    1,773,763

                                                                                  MONEY
                                                                GOVERNMENT       MARKET
------------------------------------------------------------------------------------------
Realized capital loss carryforward..........................    $ 9,664,340    $     1,765
Expiration dates of capital loss carryforward...............      2000-2007      2003-2007
Amount expiring on 12/31/00.................................    $   117,213             --
Identified cost.............................................    $53,917,948    $32,931,434
Gross unrealized appreciation...............................        166,968             --
Gross unrealized depreciation...............................      1,490,811             --
Net unrealized appreciation/depreciation....................     (1,323,843)            --

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. DISTRIBUTION OF INCOME AND GAINS--Money Market declares dividends from net investment income and net realized gain/loss on each business day. Asset Allocation, Domestic Income, Global Equity and Government declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified.

                                                                          GLOBAL
                                                         DOMESTIC         EQUITY        GOVERNMENT
--------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income......    $  (7,381)(b)   $(17,192)(a)   $77,650 (b)
Accumulated Net Realized Gain/Loss...................      416,872(b)(c)   17,192(a)    (77,650)(b)
Capital..............................................     (409,491)(c)         --               --

(a) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

                               December 31, 1999
--------------------------------------------------------------------------------

(b) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income/loss for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(c) At December 31, 1999, all or a portion of capital loss carryforward expired creating a permanent difference between book and tax basis reporting. These items have been reclassified from accumulated net realized loss to capital.

G. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

H. EXPENSE REDUCTIONS--During the year ended December 31, 1999, custody fees were reduced by the following amounts as a result of credits earned on overnight cash balances:

                                              ASSET      DOMESTIC   GLOBAL                MONEY
                                            ALLOCATION    INCOME    EQUITY   GOVERNMENT   MARKET
------------------------------------------------------------------------------------------------
Credits earned on overnight cash
  balances................................    $2,246      $2,148    $  -0-     $2,256     $3,448

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
     First $500 million.....................................   .50%
     Next $500 million......................................   .45%
     Over $1 billion........................................   .40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Global Equity...............................................  1.00%

    In relation to Global Equity, the Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.
    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Asset Allocation, Domestic Income, Government or Money Market, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Government and Money
Market......................................................   .60%
Global Equity...............................................  1.20%

                               December 31, 1999
--------------------------------------------------------------------------------

    Other transactions with affiliates during the year ended December 31, 1999 were as follows:

                                                           ASSET          DOMESTIC       GLOBAL
                                                         ALLOCATION        INCOME        EQUITY
------------------------------------------------------------------------------------------------
Accounting.........................................       $25,200         $16,200        $ 7,000
Shareholder servicing agent's fees.................        15,000          15,000         15,600
Legal (Skadden Arps)...............................         3,700           2,200            500

                                                                                   MONEY
                                                                  GOVERNMENT      MARKET
-----------------------------------------------------------------------------------------
Accounting..................................................       $29,300        $24,100
Shareholder servicing agent's fees..........................        16,600         15,000
Legal (Skadden Arps)........................................         7,000          2,500

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.
    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.
    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.
    At December 31, 1999, Van Kampen owned 95,241 shares of Global Equity.

3. CAPITAL TRANSACTIONS
    For the year ended December 31, 1999, share transactions were as follows:

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Beginning Shares.........................................   4,591,957      2,048,609       253,694
Sales....................................................     200,932        700,539        53,999
Dividend Reinvestment....................................     680,053        155,098         2,147
Repurchases..............................................  (1,073,861)      (873,380)      (53,227)
                                                          -----------    -----------    ----------
Ending Shares............................................   4,399,081      2,030,866       256,613
                                                          ===========    ===========    ==========
Capital at 12/31/99...................................... $42,297,099    $16,763,020    $2,597,427
                                                          ===========    ===========    ==========

                               December 31, 1999
--------------------------------------------------------------------------------

                                                                               MONEY
                                                             GOVERNMENT        MARKET
----------------------------------------------------------------------------------------
Beginning Shares............................................   5,947,274      26,709,716
Sales.......................................................   1,022,161      36,672,632
Dividend Reinvestment.......................................     305,002       1,341,788
Repurchases.................................................  (1,226,851)    (31,429,889)
                                                             -----------    ------------
Ending Shares...............................................   6,047,586      33,294,247
                                                             ===========    ============
Capital at 12/31/99......................................... $61,096,754    $ 33,294,247
                                                             ===========    ============

    At December 31, 1999, with the exception of Van Kampen's ownership of shares of certain portfolios, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.
    For the year ended December 31, 1998, share transactions were as follows:

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Beginning Shares.........................................   5,314,563      2,084,276       270,266
Sales....................................................     330,901        719,808        64,891
Dividend Reinvestment....................................     153,034          5,259         2,004
Repurchases..............................................  (1,206,541)      (760,734)      (83,467)
                                                          -----------    -----------    ----------
Ending Shares............................................   4,591,957      2,048,609       253,694
                                                          ===========    ===========    ==========
Capital at 12/31/98...................................... $44,946,853    $17,202,927    $2,502,119
                                                          ===========    ===========    ==========

                                                                               MONEY
                                                             GOVERNMENT        MARKET
----------------------------------------------------------------------------------------
Beginning Shares............................................   5,892,077      19,740,568
Sales.......................................................   1,196,357      31,396,945
Dividend Reinvestment.......................................      58,944       1,061,846
Repurchases.................................................  (1,200,104)    (25,489,643)
                                                             -----------    ------------
Ending Shares...............................................   5,947,274      26,709,716
                                                             ===========    ============
Capital at 12/31/98......................................... $60,130,308    $ 26,709,716
                                                             ===========    ============

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of long-term investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:

                                                 ASSET       DOMESTIC      GLOBAL
                                              ALLOCATION      INCOME       EQUITY    GOVERNMENT
------------------------------------------------------------------------------------------------
Purchases...................................  $38,018,687   $12,598,685   $314,577   $45,887,119
Sales.......................................   50,581,909    12,910,019    256,558    54,452,418

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                              NUMBER OF
                         GOVERNMENT                           CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1998............................       154
Futures Opened..............................................     1,185
Futures Closed..............................................    (1,258)
                                                                ------
Outstanding at December 31, 1999............................        81
                                                                ======

    The futures contracts outstanding at December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                             NUMBER OF    APPRECIATION/
                                                             CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------------------
GOVERNMENT
  LONG CONTRACTS
     U.S. Treasury Bonds--March 2000
       (Current notional value of $90,938 per contract).....     68         (202,406)
  SHORT CONTRACTS
     10-year U.S. Treasury Notes--March 2000
       (Current notional value of $95,844 per contract).....     13           18,602
                                                                ---         --------
                                                                 81         (183,804)
                                                                ===         ========

B. FORWARD COMMITMENTS--Domestic Income, Global Equity, and Government may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with

                               December 31, 1999
--------------------------------------------------------------------------------

changes in value reflected as a component of unrealized appreciation/depreciation. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. The Portfolio's market exposure from these positions is equal to the Current Value noted below.
    The forward currency contracts outstanding as of December 31, 1999 are as follows:

                                                                              UNREALIZED
                                                                CURRENT      APPRECIATION/
                        DESCRIPTION                              VALUE       DEPRECIATION
------------------------------------------------------------------------------------------
GLOBAL EQUITY
  SHORT CONTRACTS
  Japanese Yen, 10,089,000 expiring 03/17/00................    $99,982          $ 18
                                                                =======          ----

6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Portfolios did not borrow against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Van Kampen Life Investment Trust--Comstock Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Comstock Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio (each a Portfolio of Van Kampen Life Investment Trust, collectively referred to as the "Portfolios") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 11, 2000

 COMSTOCK PORTFOLIO                                     PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

Description                         Shares   Market Value
---------------------------------------------------------
COMMON STOCKS
CONSUMER DISTRIBUTION  4.7%
Albertson's, Inc. ................     705    $   22,736
Federated Department Stores,
  Inc. (a)........................     335        16,939
Ford Motor Co. ...................     100         5,344
Kroger Co. (a)....................     950        17,931
May Department Stores Co. ........     225         7,256
Saks, Inc. (a)....................     330         5,136
                                              ----------
                                                  75,342
                                              ----------
CONSUMER NON-DURABLES  8.0%
ConAgra, Inc. ....................     400         9,025
Dial Corp. .......................     300         7,294
Nabisco Holdings Corp., Class A...     200         6,325
Payless Shoesource, Inc. (a)......     210         9,870
Philip Morris Cos., Inc. .........   1,600        37,100
Ralston-Ralston Purina Group......     400        11,150
Sara Lee Corp. ...................   1,140        25,151
Weyerhaeuser Co. .................     300        21,544
                                              ----------
                                                 127,459
                                              ----------
CONSUMER SERVICES  0.9%
Computer Associates International,
  Inc. ...........................     200        13,988
                                              ----------
ENERGY  9.0%
BP Amoco PLC--ADR
  (United Kingdom)................     180        10,676
Chevron Corp. ....................     190        16,459
Conoco, Inc., Class A.............     300         7,425
Conoco, Inc., Class B.............   1,220        30,347
Diamond Offshore Drilling,
  Inc. ...........................     140         4,279
ENSCO International, Inc. ........     280         6,405
Halliburton Co. ..................     450        18,113
Rowan Cos., Inc. (a)..............     270         5,856
ScottishPower PLC--ADR
  (United Kingdom)................     465        13,009
Texaco, Inc. .....................     170         9,233
Ultramar Diamond Shamrock
  Corp. ..........................     210         4,764
Unocal Corp. .....................     290         9,733
USX--Marathon Group...............     260         6,419
                                              ----------
                                                 142,718
                                              ----------
FINANCE  17.8%
Allstate Corp. ...................   1,000        24,000
AMBAC Financial Group, Inc. ......     510        26,616
Aon Corp. ........................     380        15,200
Bank One Corp. ...................     280         8,977
Bank of America Corp. ............     370        18,569
Bear Stearns Cos., Inc. ..........     270        11,542
Chase Manhattan Corp. ............     170        13,207
Chubb Corp. ......................     300        16,894
Everest Reinsurance Holdings,
  Inc. ...........................     160         3,570
Federal Home Loan Mortgage
  Corp. ..........................     100         4,706
FleetBoston Financial Corp. ......     418        14,552

Description                         Shares   Market Value
---------------------------------------------------------
FINANCE (CONTINUED)
LandAmerica Financial Group,
  Inc. ...........................     120    $    2,205
Liberty Financial Cos., Inc. .....      70         1,606
Providian Financial Corp. ........     490        44,621
Torchmark, Inc. ..................     310         9,009
Travelers Property Casualty Corp.,
  Class A.........................     100         3,425
U.S. Bancorp......................   1,050        25,003
Washington Mutual, Inc. ..........     980        25,480
Wells Fargo Co. ..................     380        15,366
                                              ----------
                                                 284,548
                                              ----------
HEALTHCARE  8.5%
American Home Products Corp. .....     605        23,860
Baxter International, Inc. .......     135         8,480
Columbia/HCA Healthcare Corp. ....     660        19,346
Tenet Healthcare Corp. (a)........   2,540        59,690
United HealthCare Corp. ..........     460        24,437
                                              ----------
                                                 135,813
                                              ----------
PRODUCER MANUFACTURING  2.6%
Aventis SA--ADR (France)..........     440        25,025
Waste Management, Inc. ...........     920        15,812
                                              ----------
                                                  40,837
                                              ----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  9.9%
Barrick Gold Corp. ...............     280         4,953
Bethlehem Steel Corp. (a).........   2,050        17,169
Boise Cascade Corp. ..............     390        15,795
Caterpillar, Inc. ................     200         9,412
Freeport-McMoRan Copper & Gold,
  Inc., Class B (a)...............     755        15,949
Homestake Mining Co. .............     560         4,375
Imperial Chemical Industries
  PLC--ADR (United Kingdom).......     200         8,512
International Paper Co. ..........     479        27,034
Kimberly-Clark Corp. .............     410        26,752
Louisiana-Pacific Corp. ..........     280         3,990
Placer Dome, Inc. ................     470         5,053
USX-U.S. Steel Group..............     590        19,470
                                              ----------
                                                 158,464
                                              ----------
TECHNOLOGY  4.3%
American Power Conversion
  Corp. (a).......................     420        11,077
Check Point Software Technologies
  Ltd. (a)........................      40         7,950
Cognex Corp. (a)..................     400        15,600
Gartner Group, Inc., Class
  A (a)...........................     100         1,525
Hewlett-Packard Co. ..............     100        11,394
SunGard Data Systems, Inc. (a)....     860        20,425
                                              ----------
                                                  67,971
                                              ----------
TRANSPORTATION  0.3%
Canadian National Railway Co. ....     200         5,263
                                              ----------

                                               See Notes to Financial Statements

COMSTOCK PORTFOLIO                          PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

Description                         Shares   Market Value
---------------------------------------------------------
UTILITIES  17.8%
Bell Atlantic Corp. ..............     380    $   23,394
Carolina Power & Light Co. .......     180         5,479
Central & South West Corp. .......     420         8,400
Constellation Energy Group........     270         7,830
DTE Energy Co. ...................     390        12,236
Duke Energy Corp. ................     300        15,037
Edison International..............     460        12,046
Entergy Corp. ....................     180         4,635
FirstEnergy Corp. ................     240         5,445
GPU, Inc. ........................     260         7,784
IDACORP, Inc. ....................     320         8,580
Illinova Corp. ...................     400        13,900
New Century Energies, Inc. .......     470        14,276
Northern States Power Co. ........     180         3,510
NSTAR.............................     266        10,773
OGE Energy Corp. .................     520         9,880
PG&E Corp. .......................     310         6,355
Pinnacle West Capital Corp. ......     150         4,584
Public Service Co. of New
  Mexico..........................     320         5,200
Public Service Enterprise Group...     300        10,444
Reliant Energy, Inc. .............   1,240        28,365
Texas Utilities Co. ..............   1,390        49,432
Unicom Corp. .....................     500        16,750
                                              ----------
                                                 284,335
                                              ----------

Description                              Market Value
-----------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  83.8%
    (Cost $1,413,776)..................   $1,336,738
                                          ----------
SHORT-TERM INVESTMENTS  14.6%
REPURCHASE AGREEMENT  8.4%
State Street Bank & Trust Co.,
  ($134,000 par collateralized by U.S.
  Government obligations in a pooled
  cash account, dated 12/31/99, to be
  sold on 01/03/00 at $134,034)........      134,000
U.S. GOVERNMENT AGENCY OBLIGATION  6.2%
United States Treasury Bill ($100,000
  par, yielding 5.12%, 02/24/00
  maturity) (b)........................       99,232
                                          ----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $233,232)....................      233,232
                                          ----------
TOTAL INVESTMENTS  98.4%
    (Cost $1,647,008)..................    1,569,970
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.6%....................       24,669
                                          ----------
NET ASSETS  100.0%.....................   $1,594,639
                                          ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                          STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,647,008).........................  $1,569,970
Cash........................................................      13,711
Receivables:
  Expense Reimbursement by Adviser..........................      67,971
  Investments Sold..........................................       7,340
  Dividends.................................................       2,914
  Portfolio Shares Sold.....................................          45
Other.......................................................          36
                                                              ----------
      Total Assets..........................................   1,661,987
                                                              ----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................      16,654
  Investments Purchased.....................................      13,728
Accrued Expenses............................................      30,605
Trustees' Deferred Compensation and Retirement Plans........       6,361
                                                              ----------
      Total Liabilities.....................................      67,348
                                                              ----------
NET ASSETS..................................................  $1,594,639
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,668,635
Accumulated Net Realized Gain...............................       8,752
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (5,710)
Net Unrealized Depreciation.................................     (77,038)
                                                              ----------
NET ASSETS..................................................  $1,594,639
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $1,594,639 and 171,239 shares of
  beneficial interest issued and outstanding)...............  $     9.31
                                                              ==========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                                      STATEMENT OF OPERATIONS

    For the Period April 30, 1999 (Commencement of Investment Operations) to
                               December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $ 16,116
Interest....................................................     6,584
                                                              --------
    Total Income............................................    22,700
                                                              --------
EXPENSES:
Accounting..................................................    22,140
Custody.....................................................    12,322
Reports to Shareholders.....................................    12,300
Audit.......................................................     9,840
Trustees' Fees and Related Expenses.........................     9,595
Shareholder Services........................................     8,776
Investment Advisory Fee.....................................     4,642
Legal.......................................................       369
                                                              --------
    Total Expenses..........................................    79,984
    Expense Reduction ($4,642 Investment Advisory Fee and
     $67,971 Other).........................................    72,613
    Less Credits Earned on Cash Balances....................        22
                                                              --------
    Net Expenses............................................     7,349
                                                              --------
NET INVESTMENT INCOME.......................................  $ 15,351
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  8,752
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       -0-
  End of the Period.........................................   (77,038)
                                                              --------
Net Unrealized Depreciation During the Period...............   (77,038)
                                                              --------
NET REALIZED AND UNREALIZED LOSS............................  $(68,286)
                                                              ========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(52,935)
                                                              ========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                           STATEMENT OF CHANGES IN NET ASSETS

    For the Period April 30, 1999 (Commencement of Investment Operations) to
                               December 31, 1999
--------------------------------------------------------------------------------

                                                               Period Ended
                                                             December 31, 1999
------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   15,351
Net Realized Gain...........................................         8,752
Net Unrealized Depreciation During the Period...............       (77,038)
                                                                ----------
Change in Net Assets from Operations........................       (52,935)
                                                                ----------
Distributions from Net Investment Income....................       (15,351)
Distributions in Excess of Net Investment Income............        (5,710)
                                                                ----------
Total Distributions from and in Excess of Net Investment
  Income....................................................       (21,061)
                                                                ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (73,996)
                                                                ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       662,801
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         7,651
Cost of Shares Repurchased..................................        (1,817)
                                                                ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       668,635
                                                                ----------
TOTAL INCREASE IN NET ASSETS................................       594,639
NET ASSETS:
Beginning of the Period.....................................     1,000,000
                                                                ----------
End of Period (Including accumulated distributions in excess
  of net investment income of $5,710).......................    $1,594,639
                                                                ==========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                                         FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                                April 30, 1999
                                                                (Commencement
                                                                of Investment
                                                                 Operations)
                                                             to December 31, 1999
---------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................        $10.000
                                                                    -------
  Net Investment Income.....................................           .101
  Net Realized and Unrealized Gain..........................          (.655)
                                                                    -------
Total from Investment Operations............................          (.554)
Less Distributions from and in Excess of Net Investment
  Income....................................................           .134
                                                                    -------
Net Asset Value, End of the Period..........................        $ 9.312
                                                                    =======
Total Return*...............................................         (5.53%)**
Net Assets at End of the Period (In millions)...............        $   1.6
Ratio of Expenses to Average Net Assets*....................           .95%
Ratio of Net Investment Income to Average Net Assets*.......          1.99%
Portfolio Turnover..........................................            42%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................         10.36%
Ratio of Net Investment Income to Average Net Assets........         (7.42%)

** Non-Annualized

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description             Shares   Market Value
--------------------------------------------------------
COMMON STOCKS*  90.7%
CONSUMER DISTRIBUTION  2.8%
AnnTaylor Stores Corp. (a).......   7,300   $    251,394
BJ's Wholesale Club, Inc. (a)....  10,500        383,250
CDW Computer Centers, Inc. (a)...   4,600        361,675
Emulex Corp. (a).................   3,800        427,500
Family Dollar Stores, Inc........  14,800        241,425
Home Depot, Inc..................  35,850      2,457,965
Kohl's Corp. (a).................     800         57,750
Tiffany & Co.....................  27,600      2,463,300
Williams Sonoma, Inc. (a)........  17,200        791,200
                                            ------------
                                               7,435,459
                                            ------------
CONSUMER SERVICES  5.3%
CBS Corp. (a)....................  21,100      1,349,081
Clear Channel Communications,
  Inc. (a).......................  31,900      2,847,075
Comcast Corp., Class A...........  11,200        566,300
Entercom Communications Corp.
  (a)............................   5,000        330,000
Hispanic Broadcasting Corp.
  (a)............................   8,700        802,303
Infinity Broadcasting Corp.,
  Class A (a)....................  15,125        547,336
InfoSpace.com, Inc. (a)..........   2,400        513,600
Omnicom Group, Inc...............  17,250      1,725,000
Spanish Broadcasting Systems,
  Inc., Class A (a)..............   2,900        116,725
TMP Worldwide, Inc. (a)..........   9,900      1,405,800
UnitedGlobalCom, Inc., Class A
  (a)............................   2,000        141,250
Univision Communications, Inc.,
  Class A (a)....................  23,400      2,391,187
Valassis Communications, Inc.
  (a)............................  15,350        648,538
Young & Rubicam, Inc.............   8,000        566,000
                                            ------------
                                              13,950,195
                                            ------------
ENERGY  1.2%
Apache Corp......................  30,150      1,113,666
BJ Services Co. (a)..............  13,800        577,012
Devon Energy Corp................   8,400        276,150
Kerr-McGee Corp..................  14,800        917,600
Vastar Resources, Inc............   1,700        100,300
                                            ------------
                                               2,984,728
                                            ------------
FINANCE  1.0%
Capital One Financial Corp.......  12,000        578,250
Lehman Brothers Holdings, Inc....  17,100      1,448,156
Marsh & McLennan Cos., Inc.......   4,000        382,750
UnionBanCal Corp.................   8,400        331,275
                                            ------------
                                               2,740,431
                                            ------------
HEALTHCARE  3.1%
Affymetrix, Inc. (a).............   4,400        746,625
Allergan, Inc....................  18,000        895,500
Biogen, Inc. (a).................  16,300      1,377,350
Cree Research, Inc. (a)..........   7,000        597,625
Medimmune, Inc. (a)..............  24,000      3,981,000
QLT Phototherapeutics, Inc.
  (a)............................   8,800        517,000
                                            ------------
                                               8,115,100
                                            ------------

           Description             Shares   Market Value
--------------------------------------------------------
PRODUCER MANUFACTURING  2.3%
ASM Lithography Holding NV -- ADR
  (Netherlands) (a)..............   9,400   $  1,069,250
Corning, Inc.....................  21,100      2,720,581
E-Tek Dynamics, Inc. (a).........   4,700        632,738
Metromedia Fiber Network, Inc.,
  Class A (a)....................  29,300      1,404,569
Zebra Technologies Corp., Class A
  (a)............................   5,400        315,900
                                            ------------
                                               6,143,038
                                            ------------
TECHNOLOGY  70.7%
Adaptec, Inc. (a)................   8,100        403,988
Adobe Systems, Inc...............  38,100      2,562,225
Advanced Fibre Communication,
  Inc. (a).......................  13,600        607,750
Altera Corp. (a).................  27,200      1,348,100
Amdocs Ltd. (a)..................  11,900        410,550
America Online, Inc. (a).........  38,300      2,889,256
Analog Devices, Inc. (a).........  24,600      2,287,800
Applied Materials, Inc. (a)......   9,500      1,203,531
Applied Micro Circuits Corp.
  (a)............................  15,200      1,934,200
Ariba, Inc. (a)..................   3,800        674,025
Bea Systems, Inc. (a)............  24,400      1,706,475
Broadcom Corp., Class A (a)......  15,050      4,099,244
BroadVision, Inc. (a)............  35,000      5,952,187
Brocade Communications Systems,
  Inc. (a).......................   3,900        690,300
Check Point Software Technologies
  Ltd. (a).......................  10,500      2,086,875
Cisco Systems, Inc. (a)..........  16,700      1,788,988
Citrix Systems, Inc. (a).........  23,300      2,865,900
Clarify, Inc. (a)................   9,000      1,134,000
CommScope, Inc. (a)..............   9,300        374,906
Comverse Technology, Inc. (a)....  29,750      4,306,312
Concord EFS, Inc. (a)............  20,100        517,575
Conexant Systems, Inc. (a).......  82,900      5,502,487
Cypress Semiconductor Corp.
  (a)............................   8,500        275,188
Echostar Communications Corp.,
  Class A (a)....................  51,300      5,001,750
Electronic Arts, Inc. (a)........  16,000      1,344,000
EMC Corp. (a)....................  33,500      3,659,875
Exodus Communications, Inc.
  (a)............................  39,400      3,499,212
Flextronics International Corp.
  (a)............................  27,800      1,278,800
Foundry Networks, Inc. (a).......   2,100        633,544
Gateway, Inc. (a)................   5,300        381,931
Gemstar International Group Ltd.
  (a)............................  70,200      5,001,750
General Instrument Corp. (a).....  12,350      1,049,750
i2 Technologies, Inc. (a)........   4,700        916,500
Infonet Services Corp., Class B
  (a)............................   3,200         84,000
Jabil Circuit, Inc. (a)..........   7,500        547,500
JDS Uniphase Corp. (a)...........  78,000     12,582,375
Juniper Networks, Inc. (a).......   2,600        884,000
KLA-Tencor Corp. (a).............  12,800      1,425,600
Lam Research Corp. (a)...........  15,700      1,751,531
Legato Systems, Inc. (a).........  25,500      1,754,719
LSI Logic Corp. (a)..............  59,600      4,023,000
Macromedia, Inc. (a).............  13,350        976,219
McLeodUSA, Inc., Class A (a).....  25,600      1,507,200

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

Description                        Shares   Market Value
--------------------------------------------------------
TECHNOLOGY (CONTINUED)
Mercury Interactive Corp. (a)....  17,200   $  1,856,525
Microchip Technology, Inc. (a)...   4,800        328,500
Microstrategy, Inc. (a)..........   4,050        850,500
Motorola, Inc....................  12,100      1,781,725
National Semiconductor Corp.
  (a)............................  20,000        856,250
Network Appliance, Inc. (a)......  49,850      4,140,666
Network Solutions, Inc. (a)......  11,100      2,414,944
Nokia Corp. -- ADR (Finland).....  19,850      3,771,500
Nortel Networks Corp.............  29,700      2,999,700
Novellus Systems, Inc. (a).......   2,500        306,328
Peregrine Systems, Inc. (a)......   7,500        631,406
Phone.com, Inc. (a)..............   5,600        649,250
PMC-Sierra, Inc. (a).............  10,500      1,683,281
Portal Software, Inc. (a)........   4,100        421,788
QLogic Corp. (a).................  13,550      2,166,306
QUALCOMM, Inc. (a)...............  72,200     12,716,225
Rational Software Corp. (a)......  20,500      1,007,063
Razorfish, Inc. (a)..............   2,800        266,350
Real Networks, Inc. (a)..........  12,200      1,467,813
Research In Motion Ltd. (a)......     800         36,950
S1 Corp. (a).....................   5,000        390,625
Sanmina Corp. (a)................   9,200        918,850
Sapient Corp. (a)................   9,900      1,395,281
Scient Corp. (a).................   4,200        363,038
Scientific-Atlanta, Inc..........  19,000      1,056,875
SDL, Inc. (a)....................   9,850      2,147,300
Siebel Systems, Inc. (a).........  41,500      3,486,000
Solectron Corp. (a)..............  15,200      1,445,900
STMicroelectronics NV -- ADR
  (Netherlands)..................  17,600      2,665,300
Sun Microsystems, Inc. (a).......  27,200      2,106,300
Sycamore Networks, Inc. (a)......   1,650        508,200
Taiwan Semiconductor -- ADR
  (Taiwan) (a)...................  16,808        756,360

Description                        Shares   Market Value
--------------------------------------------------------
TECHNOLOGY (CONTINUED)
Texas Instruments, Inc...........  45,350   $  4,393,281
VeriSign, Inc. (a)...............  41,300      7,885,719
Veritas Software Corp. (a).......  61,500      8,802,187
Viant Corp. (a)..................   2,500        247,500
Vignette Corp. (a)...............   7,400      1,206,200
Vishay Intertechnology, Inc.
  (a)............................   7,000        221,375
Vitesse Semiconductor Corp.
  (a)............................  55,500      2,910,281
Western Wireless Corp., Class A
  (a)............................  23,200      1,548,600
Xilinx, Inc. (a).................  60,400      2,746,313
Yahoo!, Inc. (a).................  10,800      4,673,025
                                            ------------
                                             186,152,698
                                            ------------
UTILITIES  4.3%
AT&T Corp., Class A (a)..........  25,900      1,469,825
Calpine Corp. (a)................  12,500        800,000
Charter Communications, Inc.,
  Class A (a)....................  13,700        299,688
Nextel Communications, Inc.,
  Class A (a)....................  24,800      2,557,500
NEXTLINK Communications, Inc.,
  Class A (a)....................  13,400      1,113,038
RF Micro Devices, Inc. (a).......  27,900      1,909,406
Telephone & Data Systems, Inc....   9,400      1,184,400
VoiceStream Wireless Corp. (a)...  14,200      2,020,837
                                            ------------
                                              11,354,694
                                            ------------
TOTAL LONG-TERM INVESTMENTS 90.7%
  (Cost $139,518,970)....................    238,876,343
REPURCHASE AGREEMENT  8.4%
Warburg Dillon Read ($22,167,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $22,171,803)
  (Cost $22,167,000).....................
                                              22,167,000
                                            ------------
TOTAL INVESTMENTS  99.1%
  (Cost $161,685,970)....................    261,043,343
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.9%......................      2,449,189
                                            ------------
NET ASSETS  100.0%.......................   $263,492,532
                                            ============

(a) Non-income producing security as this stock currently does not declare dividends.
ADR -- American Depositary Receipt
* The common stocks are classified by sectors which represent broad groupings of related industries.

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $161,685,970).......................  $261,043,343
Cash........................................................     2,637,632
Receivables:
  Dividends.................................................        15,376
  Portfolio Shares Sold.....................................         4,718
  Interest..................................................         1,601
Unamortized Organizational Costs............................           681
Other.......................................................         2,474
                                                              ------------
      Total Assets..........................................   263,705,825
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       130,752
  Distributor and Affiliates................................         1,833
Trustees' Deferred Compensation and Retirement Plans........        47,249
Accrued Expenses............................................        33,459
                                                              ------------
      Total Liabilities.....................................       213,293
                                                              ------------
NET ASSETS..................................................  $263,492,532
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $163,220,121
Net Unrealized Appreciation.................................    99,357,373
Accumulated Net Realized Gain...............................       962,152
Accumulated Net Investment Loss.............................       (47,114)
                                                              ------------
NET ASSETS..................................................  $263,492,532
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $263,492,532 and 5,700,230 shares
  of beneficial interest issued and outstanding)............  $      46.22
                                                              ============

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   464,241
Dividends...................................................      146,443
                                                              -----------
    Total Income............................................      610,684
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      623,083
Custody.....................................................       37,908
Trustees' Fees and Related Expenses.........................       25,469
Accounting..................................................       25,931
Legal.......................................................        8,177
Amortization of Organizational Costs........................        1,365
Other.......................................................       64,088
                                                              -----------
    Total Expenses..........................................      786,021
    Investment Advisory Fee Reduction.......................       28,250
    Less Credits Earned on Cash Balances....................          292
                                                              -----------
    Net Expenses............................................      757,479
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (146,795)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,654,240
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,107,012
  End of the Period.........................................   99,357,373
                                                              -----------
Net Unrealized Appreciation During the Period...............   89,250,361
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $91,904,601
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $91,757,806
                                                              ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................   $   (146,795)        $   (42,769)
Net Realized Gain/Loss......................................      2,654,240          (1,437,065)
Net Unrealized Appreciation During the Period...............     89,250,361           8,165,916
                                                               ------------         -----------
Change in Net Assets from Operations........................     91,757,806           6,686,082
Distributions in Excess of Net Investment Income............            -0-              (4,851)
                                                               ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     91,757,806           6,681,231
                                                               ------------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    168,226,421          25,418,092
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................            -0-               4,851
Cost of Shares Repurchased..................................    (29,911,735)         (9,175,988)
                                                               ------------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    138,314,686          16,246,955
                                                               ------------         -----------
TOTAL INCREASE IN NET ASSETS................................    230,072,492          22,928,186
NET ASSETS:
Beginning of the Period.....................................     33,420,040          10,491,854
                                                               ------------         -----------
End of the Period (Including accumulated net investment loss
  of $47,114 and $27,756, respectively).....................   $263,492,532         $33,420,040
                                                               ============         ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                  July 3, 1995
                                                                                                  (Commencement
                                                            Year Ended December 31,               of Investment
                                                    ----------------------------------------     Operations) to
                                                     1999       1998       1997       1996      December 31, 1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........    $22.615    $16.450    $13.660     $11.72         $ 10.00
                                                    -------    -------    -------    -------         -------
Net Investment Loss.............................      (.012)     (.014)     (.007)     (.016)           (.08)
Net Realized and Unrealized Gain................     23.619      6.186      2.797      1.956            1.80
                                                    -------    -------    -------    -------         -------
Total from Investment Operations................     23.607      6.172      2.790      1.940            1.72
Less Distributions in Excess of Net Investment
  Income........................................        -0-       .007        -0-        -0-             -0-
                                                    -------    -------    -------    -------         -------
Net Asset Value, End of the Period..............    $46.222    $22.615    $16.450    $13.660         $ 11.72
                                                    =======    =======    =======    =======         =======
Total Return....................................    104.38%     37.56%     20.42%     16.55%          17.20%**
Net Assets at End of the Period (In millions)...     $263.5      $33.4      $10.5       $5.2         $   2.3
Ratio of Expenses to Average Net Assets*........       .85%       .85%       .85%       .85%           2.50%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................      (.17%)     (.23%)     (.11%)     (.17%)         (1.45%)
Portfolio Turnover..............................        96%        91%       116%       102%             41%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets.........       .88%      1.23%      2.14%      3.28%           5.40%
Ratio of Net Investment Loss to Average Net
  Assets........................................      (.20%)     (.61%)    (1.40%)    (2.60%)         (4.35%)

** Non-Annualized

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

Description                        Shares  Market Value
-------------------------------------------------------
COMMON STOCKS*  87.9%
CONSUMER DISTRIBUTION  5.9%
Costco Wholesale Corp. (a).......   7,700  $    702,625
Dayton Hudson Corp...............  19,500     1,432,031
Home Depot, Inc..................  51,000     3,496,688
Tandy Corp. .....................  20,700     1,018,181
Wal-Mart Stores, Inc. ...........  52,000     3,594,500
                                           ------------
                                             10,244,025
                                           ------------
CONSUMER DURABLES  0.4%
Harley-Davidson, Inc. ...........  10,500       672,656
                                           ------------
CONSUMER NON-DURABLES  3.9%
Anheuser-Busch Cos., Inc. .......   8,600       609,525
Colgate-Palmolive Co. ...........   7,000       455,000
Jones Apparel Group, Inc. (a)....  33,100       897,838
Kimberly-Clark Corp. ............   9,400       613,350
Pepsi Bottling Group, Inc........  47,600       788,375
Procter & Gamble Co. ............  14,000     1,533,875
Quaker Oats Co. .................  20,700     1,358,437
Seagram Co. Ltd. ................  14,200       638,113
                                           ------------
                                              6,894,513
                                           ------------
CONSUMER SERVICES  6.2%
CBS Corp. (a)....................  31,900     2,039,606
Clear Channel Communications,
  Inc. (a).......................  17,843     1,592,488
Hispanic Broadcasting Corp.
  (a)............................  10,000       922,188
Metro-Goldwyn-Mayer, Inc. (a)....  36,080       850,135
MGM Grand, Inc. .................   8,000       402,500
Omnicom Group, Inc. .............  19,100     1,910,000
Park Place Entertainment Corp.
  (a)............................  34,000       425,000
Time Warner, Inc. ...............  11,300       818,544
Univision Communications, Inc.,
  Class A (a)....................  18,600     1,900,687
                                           ------------
                                             10,861,148
                                           ------------
ENERGY  0.4%
Noble Drilling Corp. (a).........  20,000       655,000
                                           ------------
FINANCE  8.6%
American Express Co..............   8,000     1,330,000
American International Group,
  Inc. ..........................  11,250     1,216,406
Bank of America Corp. ...........  15,000       752,812
Capital One Financial Corp. .....  13,000       626,437
Charles Schwab Corp. ............  17,000       652,375
Chase Manhattan Corp. ...........  10,000       776,875
Citigroup, Inc. .................  19,075     1,059,855
Federal Home Loan Mortgage
  Corp. .........................  13,000       611,813
Federal National Mortgage
  Association....................  11,000       686,812
Fifth Third Bancorp. ............  12,000       880,500
Firstar Corp. ...................  38,000       802,750
FleetBoston Financial Corp. .....  22,000       765,875
Franklin Resources, Inc. ........  12,000       384,750
Lehman Brothers Holdings,
  Inc. ..........................  10,000       846,875
MBNA Corp. ......................  20,000       545,000
MGIC Investment Corp. ...........  10,000       601,875
Providian Financial Corp. .......   4,000       364,250
SLM Holding Corp. ...............  16,000       676,000

Description                        Shares  Market Value
-------------------------------------------------------
FINANCE (CONTINUED)
T. Rowe Price Associates,
  Inc. ..........................  10,000  $    369,375
UnumProvident Corp. .............  11,000       352,688
Wells Fargo Co. .................  18,000       727,875
                                           ------------
                                             15,031,198
                                           ------------
HEALTHCARE  8.5%
American Home Products Corp. ....  31,500     1,242,281
Amgen, Inc. (a)..................  17,600     1,057,100
Baxter International, Inc. ......  10,500       659,531
Biogen, Inc. (a).................   9,600       811,200
Bristol-Myers Squibb Co. ........  29,900     1,919,206
Guidant Corp. (a)................  13,000       611,000
Johnson & Johnson ...............  21,000     1,955,625
Lincare Holdings, Inc. (a).......  31,300     1,085,719
Merck & Co., Inc. ...............  20,000     1,341,250
PE Corp.-PE Biosystems Group.....   6,000       721,875
Pfizer, Inc. ....................  16,100       522,244
Schering-Plough Corp. ...........  28,500     1,202,344
Warner-Lambert Co. ..............  14,000     1,147,125
Wellpoint Health Networks, Inc.
  (a)............................   7,500       494,531
                                           ------------
                                             14,771,031
                                           ------------
PRODUCER MANUFACTURING  5.4%
Corning, Inc. ...................  22,800     2,939,775
General Electric Co. ............  34,500     5,338,875
Honeywell International, Inc. ...  20,250     1,168,172
                                           ------------
                                              9,446,822
                                           ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
USX-U.S. Steel Group.............  25,000       825,000
                                           ------------
TECHNOLOGY  44.4%
Adobe Systems, Inc. .............   6,000       403,500
Altera Corp. (a).................  15,500       768,219
America Online, Inc. (a).........  57,600     4,345,200
Analog Devices, Inc. (a).........  10,000       930,000
Apple Computer, Inc. (a).........   7,000       719,687
Applied Materials, Inc. (a)......  12,400     1,570,925
BMC Software, Inc. (a)...........  14,800     1,183,075
Cisco Systems, Inc. (a)..........  65,250     6,989,906
Citrix Systems, Inc. (a).........  22,700     2,792,100
Computer Associates
  International, Inc. ...........   7,000       489,563
Comverse Technology, Inc. (a)....  14,600     2,113,350
Echostar Communications Corp.,
  Class A (a)....................   6,700       653,250
Electronic Arts, Inc. (a)........   4,000       336,000
EMC Corp. (a)....................  36,300     3,965,775
First Data Corp. ................  20,700     1,020,769
Gateway, Inc. (a)................  13,000       936,812
General Instrument Corp. (a).....  14,500     1,232,500
Intel Corp. .....................  54,800     4,510,725
International Business Machines
  Corp. .........................   7,200       777,600
JDS Uniphase Corp. (a)...........  14,800     2,387,425
Linear Technology Corp. .........   6,200       443,688
LSI Logic Corp. (a)..............  14,500       978,750
Lucent Technologies, Inc. .......  39,975     2,990,630

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

Description                        Shares  Market Value
-------------------------------------------------------
TECHNOLOGY (CONTINUED)
Micron Technology, Inc. .........  16,000  $  1,244,000
Microsoft Corp. (a)..............  64,500     7,530,375
Motorola, Inc. ..................  11,000     1,619,750
Nokia Corp. -- ADR (Finland).....  19,300     3,667,000
Nortel Networks Corp. ...........  18,600     1,878,600
Oracle Corp. (a).................  42,400     4,751,450
QUALCOMM, Inc. (a)...............  12,000     2,113,500
Sanmina Corp. (a)................  13,500     1,348,312
Solectron Corp. (a) .............   6,000       570,750
STMicroelectronics NV -- ADR
  (Netherlands)..................   8,300     1,256,931
Sun Microsystems, Inc. (a).......  36,000     2,787,750
Texas Instruments, Inc. .........  20,800     2,015,000
Veritas Software Corp. (a).......   4,500       644,063
Waters Corp. (a).................   8,300       439,900
Xilinx, Inc. (a).................  24,800     1,127,625
Yahoo!, Inc. (a).................   4,000     1,730,750
                                           ------------
                                             77,265,205
                                           ------------
TRANSPORTATION  0.2%
Kansas City Southern Industries,
  Inc. ..........................   5,000       373,125
                                           ------------

Description                        Shares  Market Value
-------------------------------------------------------
UTILITIES  3.5%
AES Corp. (a)....................  12,000  $    897,000
ALLTEL Corp. ....................  26,900     2,224,294
MCI WorldCom, Inc. (a)...........  20,400     1,082,475
Nextel Communications, Inc.,
  Class A (a)....................   7,000       721,875
VoiceStream Wireless Corp. (a)...   8,000     1,138,500
                                           ------------
                                              6,064,144
                                           ------------
TOTAL LONG-TERM INVESTMENTS  87.9%
    (Cost $93,907,344)...................   153,103,867
                                           ------------
SHORT-TERM INVESTMENTS  11.4%
REPURCHASE AGREEMENT  9.7%
  Bank America ($16,839,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $16,842,859) (b)....................    16,839,000
                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  1.7%
Federal Home Loan Bank Discount Note
  ($2,000,000 par, yielding 5.580%,
  03/29/00 maturity).....................     1,978,840
Federal Home Loan Bank Discount Note
  ($1,000,000 par, yielding 5.547%,
  03/29/00 maturity).....................       994,074
                                           ------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS.......................     2,972,914
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $19,811,914)...................    19,811,914
                                           ------------
TOTAL INVESTMENTS  99.3%
    (Cost $113,719,258)..................   172,915,781
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.7%......................     1,220,945
                                           ------------
NET ASSETS  100.0%.......................  $174,136,726
                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated for open futures transactions.
ADR -- American Depositary Receipt
* The common stocks are classified by sectors which represent broad groupings of related industries.

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $113,719,258).......................  $172,915,781
Cash........................................................     1,787,610
Receivables:
  Dividends.................................................        71,394
  Variation Margin on Futures...............................        39,100
  Interest..................................................         1,300
Other.......................................................        50,084
                                                              ------------
      Total Assets..........................................   174,865,269
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       483,218
  Investment Advisory Fee...................................        62,078
  Distributor and Affiliates................................        10,090
Trustees' Deferred Compensation and Retirement Plans........       131,971
Accrued Expenses............................................        41,186
                                                              ------------
      Total Liabilities.....................................       728,543
                                                              ------------
NET ASSETS..................................................  $174,136,726
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 96,272,278
Net Unrealized Appreciation.................................    59,541,665
Accumulated Net Realized Gain...............................    18,081,348
Accumulated Undistributed Net Investment Income.............       241,435
                                                              ------------
NET ASSETS..................................................  $174,136,726
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $174,136,726 and 6,669,872 shares
  of beneficial interest issued and outstanding)............  $      26.11
                                                              ============

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                    STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   746,601
Interest....................................................      383,214
                                                              -----------
    Total Income............................................    1,129,815
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      674,997
Accounting..................................................       42,885
Trustees' Fees and Related Expenses.........................       36,792
Custody.....................................................       34,539
Legal.......................................................        7,207
Other.......................................................       62,161
                                                              -----------
    Total Expenses..........................................      858,581
    Investment Advisory Fee Reduction.......................       36,478
    Less Credits Earned on Cash Balances....................        2,834
                                                              -----------
    Net Expenses............................................      819,269
                                                              -----------
NET INVESTMENT INCOME.......................................  $   310,546
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $18,174,698
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   43,715,944
                                                              -----------
  End of the Period:
    Investments.............................................   59,196,523
    Futures.................................................      345,142
                                                              -----------
                                                               59,541,665
                                                              -----------
Net Unrealized Appreciation During the Period...............   15,825,721
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $34,000,419
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $34,310,965
                                                              ===========

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                         STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $    310,546        $    379,529
Net Realized Gain...........................................     18,174,698           9,559,452
Net Unrealized Appreciation During the Period...............     15,825,721          14,397,910
                                                               ------------        ------------
Change in Net Assets from Operations........................     34,310,965          24,336,891
                                                               ------------        ------------
Distributions from Net Investment Income....................       (393,720)            (92,265)
Distributions from Net Realized Gain........................     (9,274,929)         (1,126,323)
                                                               ------------        ------------
Total Distributions.........................................     (9,668,649)         (1,218,588)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     24,642,316          23,118,303
                                                               ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     43,053,299          23,512,376
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      9,668,649           1,218,588
Cost of Shares Repurchased..................................    (26,796,761)        (22,994,120)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     25,925,187           1,736,844
                                                               ------------        ------------
TOTAL INCREASE IN NET ASSETS................................     50,567,503          24,855,147
NET ASSETS:
Beginning of the Period.....................................    123,569,223          98,714,076
                                                               ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $241,435 and $324,609,
  respectively).............................................   $174,136,726        $123,569,223
                                                               ============        ============

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                       FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
            Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                       Year Ended December 31,
                                                           -----------------------------------------------
                                                            1999      1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................. $22.390   $18.106   $16.262   $ 14.69   $ 12.39
                                                           -------   -------   -------   -------   -------
  Net Investment Income...................................    .047      .069      .091      .113       .32
  Net Realized and Unrealized Gain........................   5.390     4.441     4.734     3.417      4.22
                                                           -------   -------   -------   -------   -------
Total from Investment Operations..........................   5.437     4.510     4.825     3.530      4.54
                                                           -------   -------   -------   -------   -------
Less:
  Distributions from Net Investment Income................    .070      .017      .096      .109     .3175
  Distributions from Net Realized Gain....................   1.649      .209     2.885     1.849    1.9225
                                                           -------   -------   -------   -------   -------
Total Distributions.......................................   1.719      .226     2.981     1.958      2.24
                                                           -------   -------   -------   -------   -------
Net Asset Value, End of the Period........................ $26.108   $22.390   $18.106   $16.262   $ 14.69
                                                           =======   =======   =======   =======   =======
Total Return*.............................................  25.85%    25.00%    30.66%    24.80%    36.98%
Net Assets at End of the Period (In millions).............  $174.1    $123.6     $98.7     $84.8     $76.0
Ratio of Expenses to Average Net Assets*..................    .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.....    .22%      .35%      .47%      .68%     2.06%
Portfolio Turnover........................................    116%       82%       82%      152%      145%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets...................    .62%      .64%      .66%      .75%      .68%
Ratio of Net Investment Income to Average Net Assets......    .20%      .31%      .41%      .53%     1.98%

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
COMMON STOCKS  87.9%
CONSUMER DISTRIBUTION  2.3%
Federated Department Stores, Inc.
  (a).............................  11,220   $   567,311
Lexmark International Group, Inc.,
  Class A (a).....................   7,100       642,550
                                             -----------
                                               1,209,861
                                             -----------
CONSUMER NON-DURABLES  10.6%
Anheuser-Busch Cos., Inc. ........   9,700       687,487
Benckiser NV, Class B -- ADR
  (Netherlands)...................   5,000       195,000
Colgate-Palmolive Co..............  15,920     1,034,800
Nabisco Holdings Corp., Class A...   3,800       120,175
Pepsi Bottling Group, Inc. .......  39,800       659,188
PepsiCo, Inc. ....................  15,800       556,950
Philip Morris Cos., Inc. .........   6,030       139,821
Procter & Gamble Co. .............   4,400       482,075
Ralston-Ralston Purina Group......  26,820       747,607
Seagram Co. Ltd. .................   9,500       426,906
Unilever NV -- ADR
  (Netherlands)...................   4,050       220,472
Whitman Corp......................  22,480       302,075
                                             -----------
                                               5,572,556
                                             -----------
ENERGY  9.2%
Burlington Resources, Inc. .......   9,700       320,706
Coastal Corp. ....................  16,870       597,831
El Paso Energy Corp. .............  24,790       962,162
Exxon Mobil Corp. ................  14,245     1,147,612
Royal Dutch Petroleum Co. -- ADR
  (Netherlands)...................   9,800       592,287
Schlumberger Ltd. ................   4,500       253,125
Texaco, Inc. .....................  12,700       689,769
Tosco Corp. ......................   8,000       217,500
Transocean Sedco Forex, Inc. .....     871        29,349
                                             -----------
                                               4,810,341
                                             -----------
FINANCE  12.6%
American General Corp. ...........   8,050       610,794
Aon Corp. ........................   8,500       340,000
AXA Financial, Inc. ..............  17,300       586,037
Bank of America Corp. ............   6,900       346,294
Bank of Tokyo-Mitsubishi,
  Ltd. -- ADR (Japan).............  37,510       522,796
Citigroup, Inc. ..................  10,500       583,406
Federal National Mortgage
  Association.....................   6,400       399,600
FleetBoston Financial Corp. ......  21,540       749,861
Franklin Resources, Inc. .........   3,400       109,013
Jefferson-Pilot Corp. ............   6,800       464,100
Lincoln National Corp. ...........   7,200       288,000
Marsh & McLennan Cos., Inc. ......   7,900       755,931
MBIA, Inc. .......................   5,800       306,312
U.S. Bancorp......................     300         7,144
Wachovia Corp. ...................     400        27,200
Washington Mutual, Inc. ..........  18,706       486,356
                                             -----------
                                               6,582,844
                                             -----------

           Description              Shares   Market Value
---------------------------------------------------------
HEALTHCARE  9.1%
American Home Products Corp. .....  21,910   $   864,076
Aventis SA, Warrants -- ADR
  (France)........................   2,079        10,655
Beckman Coulter, Inc..............   9,500       483,312
Bristol-Myers Squibb Co. .........   6,000       385,125
Columbia/HCA Healthcare Corp. ....  26,100       765,056
IMS Health, Inc. .................  13,900       377,906
Lincare Holdings, Inc. (a)........   8,800       305,250
Oxford Health Plans, Inc. (a).....   1,600        20,300
Pharmacia & Upjohn, Inc. .........   8,600       387,000
United HealthCare Corp. ..........   5,600       297,500
Warner-Lambert Co. ...............  10,800       884,925
                                             -----------
                                               4,781,105
                                             -----------
PRODUCER MANUFACTURING  6.5%
Fluor Corp. ......................   3,000       137,625
Honeywell International, Inc. ....   8,020       462,654
Ingersoll-Rand Co. ...............  11,700       644,231
Koninklijke Philips Electronics
  NV -- ADR (Netherlands).........   6,390       862,650
Minnesota Mining & Manufacturing
  Co. ............................  13,300     1,301,738
                                             -----------
                                               3,408,898
                                             -----------
RAW MATERIALS/PROCESSING INDUSTRIES  5.9%
Boise Cascade Corp. ..............   7,900       319,950
Imperial Chemical Industries
  PLC -- ADR (United Kingdom).....   9,740       414,559
International Paper Co. ..........  10,300       581,306
Monsanto Co. .....................   8,900       317,062
Newmont Mining Corp. .............   9,100       222,950
Pall Corp. .......................  18,700       403,219
Sherwin-Williams Co. .............  18,900       396,900
USX-U.S. Steel Group..............  14,000       462,000
                                             -----------
                                               3,117,946
                                             -----------
TECHNOLOGY  19.6%
Adobe Systems, Inc. ..............   6,900       464,025
Alcatel SA -- ADR (France)........  13,700       616,500
Altera Corp. (a)..................   4,400       218,075
Boeing Co. .......................  14,600       606,812
Cadence Design Systems, Inc.
  (a).............................  22,100       530,400
Cisco Systems, Inc. (a)...........   2,500       267,813
Dell Computer Corp. (a)...........   4,300       219,300
Electronic Data Systems Corp. ....   6,900       461,869
EMC Corp. (a).....................   2,500       273,125
Hewlett-Packard Co. ..............   4,200       478,538
Intel Corp. ......................   4,500       370,406
J.D. Edwards & Co. (a)............   7,300       218,088
Legato Systems, Inc. (a)..........   3,200       220,200
Microsoft Corp. (a)...............   1,900       221,825
Motorola, Inc. ...................   8,540     1,257,515
Nippon Telegraph &
  Telephone -- ADR (Japan)........   9,100       783,737
Nortel Networks Corp. ............   7,000       707,000
Oracle Corp. (a)..................   7,100       795,644
SAP AG -- ADR (Germany)...........   2,700       140,569

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
TECHNOLOGY (CONTINUED)
Sun Microsystems, Inc. (a)........   2,700   $   209,081
SunGard Data Systems, Inc. (a)....  18,100       429,875
Texas Instruments, Inc. ..........   5,700       552,187
Xilinx, Inc. (a)..................   5,080       230,981
                                             -----------
                                              10,273,565
                                             -----------
UTILITIES  12.1%
Consolidated Edison, Inc..........   8,000       276,000
DQE, Inc. ........................  14,400       498,600
Edison International..............   8,000       209,500
GPU, Inc. ........................   5,400       161,663
GTE Corp. ........................  13,810       974,468
Illinova Corp. ...................  24,920       865,970
Niagara Mohawk Holdings, Inc.
  (a).............................  58,110       809,908
Northeast Utilities (a)...........  41,000       843,062
NSTAR.............................  19,310       782,055
PECO Energy Co. ..................   9,310       323,523

           Description              Shares   Market Value
---------------------------------------------------------
UTILITIES (CONTINUED)
SBC Communications, Inc. .........   6,500   $   316,875
Sprint Corp.......................   4,390       295,502
                                             -----------
                                               6,357,126
                                             -----------
TOTAL COMMON STOCKS  87.9%................    46,114,242
                                             -----------
CORPORATE BOND  0.2%
Hewlett-Packard Co., LYON, 144A -- Private
  Placement ($125,000 par, yielding
  3.125%, 10/14/17 maturity) (c)..........        86,094
                                             -----------
TOTAL LONG-TERM INVESTMENTS  88.1%
(Cost $39,886,460)........................    46,200,336
                                             -----------
SHORT-TERM INVESTMENTS  10.9%
REPURCHASE AGREEMENT  9.0%
Warburg Dillon Read ($4,754,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $4,755,030) (b)......................     4,754,000
U.S. GOVERNMENT AGENCY OBLIGATION  1.9%
Federal Home Loan Bank Discount Note
  ($1,000,000 par, yielding 5.574%,
  03/29/00 maturity)......................       986,653
                                             -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,740,653).......................     5,740,653
                                             -----------
TOTAL INVESTMENTS  99.0%
  (Cost $45,627,113)......................    51,940,989
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.0%.......................       520,904
                                             -----------
NET ASSETS  100.0%........................   $52,461,893
                                             ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR -- American Depositary Receipt

LYON--Liquid yield option note

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                 STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $45,627,113)........................  $51,940,989
Cash........................................................      543,925
Receivables:
  Investments Sold..........................................       48,719
  Dividends.................................................       41,109
  Variation Margin on Futures...............................        5,100
  Interest..................................................          343
Other.......................................................        3,859
                                                              -----------
      Total Assets..........................................   52,584,044
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................       30,717
  Investment Advisory Fee...................................       15,226
  Distributor and Affiliates................................        3,016
Accrued Expenses............................................       47,886
Trustees' Deferred Compensation and Retirement Plans........       25,306
                                                              -----------
      Total Liabilities.....................................      122,151
                                                              -----------
NET ASSETS..................................................  $52,461,893
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $45,852,112
Net Unrealized Appreciation.................................    6,490,114
Accumulated Net Realized Gain...............................       60,038
Accumulated Undistributed Net Investment Income.............       59,629
                                                              -----------
NET ASSETS..................................................  $52,461,893
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $52,461,893 and 3,419,972 shares
    of beneficial interest issued and outstanding)..........  $     15.34
                                                              ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  639,082
Interest....................................................     224,749
                                                              ----------
    Total Income............................................     863,831
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     258,622
Custody.....................................................      35,989
Shareholder Reports.........................................      24,820
Accounting..................................................      22,684
Trustees' Fees and Related Expenses.........................      18,159
Audit.......................................................      16,790
Legal.......................................................       2,845
Other.......................................................      17,779
                                                              ----------
    Total Expenses..........................................     397,688
    Investment Advisory Fee Reduction.......................      73,947
    Less Credits Earned on Cash Balances....................          64
                                                              ----------
    Net Expenses............................................     323,677
                                                              ----------
NET INVESTMENT INCOME.......................................  $  540,154
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $2,665,293
  Futures...................................................     204,372
                                                              ----------
Net Realized Gain...........................................   2,869,665
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,305,619
                                                              ----------
  End of the Period:
    Investments.............................................   6,313,876
    Futures.................................................     176,238
                                                              ----------
                                                               6,490,114
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,184,495
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $5,054,160
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $5,594,314
                                                              ==========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                  STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   540,154         $   269,134
Net Realized Gain/Loss......................................      2,869,665            (422,384)
Net Unrealized Appreciation During the Period...............      2,184,495           3,766,083
                                                                -----------         -----------
Change in Net Assets from Operations........................      5,594,314           3,612,833
                                                                -----------         -----------
Distributions from Net Investment Income....................       (745,667)            (18,683)
Distributions from Net Realized Gain........................     (2,344,365)                -0-
                                                                -----------         -----------
Total Distributions.........................................     (3,090,032)            (18,683)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      2,504,282           3,594,150
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     21,242,526          18,319,408
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      3,090,032              18,683
Cost of Shares Repurchased..................................     (6,605,514)         (1,415,264)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     17,727,044          16,922,827
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................     20,231,326          20,516,977
NET ASSETS:
Beginning of the Period.....................................     32,230,567          11,713,590
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $59,629 and $265,142,
  respectively).............................................    $52,461,893         $32,230,567
                                                                ===========         ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                                FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
                                   Portfolio
                 outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                          December 23, 1996
                                                           Year Ended December 31          (Commencement of
                                                       ------------------------------   Investment Operations)
                                                       1999(a)    1998         1997      to December 31, 1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............. $14.481   $12.123      $ 9.970          $10.000
                                                       -------   -------      -------          -------
  Net Investment Income...............................    .190      .120         .072             .011
  Net Realized and Unrealized Gain/Loss...............   1.655     2.254        2.309            (.041)
                                                       -------   -------      -------          -------
Total from Investment Operations......................   1.845     2.374        2.381            (.030)
                                                       -------   -------      -------          -------
Less:
  Distributions from Net Investment Income............    .264      .016         .065              -0-
  Distributions from and in Excess of Net Realized
    Gain..............................................    .722       -0-         .163              -0-
                                                       -------   -------      -------          -------
Total Distributions...................................    .986      .016         .228              -0-
                                                       -------   -------      -------          -------
Net Asset Value, End of the Period.................... $15.340   $14.481      $12.123          $ 9.970
                                                       =======   =======      =======          =======
Total Return*.........................................  12.99%    19.61%       23.90%            (.30%)**
Net Assets at End of the Period (In millions)......... $  52.5   $  32.2      $  11.7          $   0.5
Ratio of Expenses to Average Net Assets*..............    .75%      .75%         .75%             .75%
Ratio of Net Investment Income to Average Net
  Assets*.............................................   1.25%     1.27%        1.19%            4.47%
Portfolio Turnover....................................     96%       70%          96%               0%**
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...............    .92%     1.09%        1.63%           45.97%
Ratio of Net Investment Income/Loss to Average Net
  Assets..............................................   1.08%      .93%         .31%          (40.74%)

** Non-Annualized

(a) Based on average month-end shares outstanding.

                                               See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO        PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

Description                       Shares    Market Value
--------------------------------------------------------
COMMON AND PREFERRED STOCKS  95.0%
APARTMENTS  22.4%
Amli Residential Properties
  Trust.........................   67,700   $  1,366,694
Archstone Communities Trust.....  166,646      3,416,243
AvalonBay Communities, Inc. ....  272,800      9,360,450
Equity Residential Properties
  Trust.........................   60,954      2,601,974
Essex Property Trust, Inc. .....  226,800      7,711,200
Pennsylvania Real Estate
  Investment....................  147,800      2,152,337
Smith (Charles E.) Residential
  Realty, Inc. .................  195,900      6,929,962
                                            ------------
                                              33,538,860
                                            ------------
DEVELOPMENT  4.5%
Atlantic Gulf Communities Corp.
  (a)...........................  426,124         21,306
Atlantic Gulf Communities
  Corp. --
  Preferred Ser B (Convertible
  into 96,770 common shares)
  (a)...........................   55,647        333,882
Atlantic Gulf Communities
  Corp. --
  Preferred Shares,
  144A -- Private Placement (a)
  (b)...........................   79,420        476,520
Atlantic Gulf Communities Corp.
  Warrants, 37,098 shares Class
  A, B and C, expiring 06/23/04
  (a)...........................  111,294          4,452
Atlantic Gulf Communities Corp.
  Warrants,
  74,352 shares Class A, B and
  C,
  expiring 06/24/01,
  144A -- Private Placement (a)
  (b)...........................  223,056          8,922
Brookfield Properties Corp......  553,642      5,813,241
Merry Land Properties, Inc.
  (a)...........................   14,090         73,973
                                            ------------
                                               6,732,296
                                            ------------
HEALTHCARE FACILITIES  0.1%
Meditrust Co. ..................   32,700        179,850
                                            ------------
HOTEL & LODGING  5.1%
Candlewood Hotel Co., Inc.
  (a)...........................   80,000        140,000
Host Marriott Corp..............  201,811      1,664,940
Interstate Hotels Management,
  Inc. (a) .....................   13,575         44,119
Starwood Hotels & Resorts, Class
  B.............................  195,911      4,603,908
Wyndham International, Inc.,
  Class A.......................  380,163      1,116,729
                                            ------------
                                               7,569,696
                                            ------------
MANUFACTURED HOME
COMMUNITIES  6.5%
Chateau Communities, Inc. ......  330,338      8,568,142
Manufactured Home Communities,
  Inc. .........................   48,300      1,174,294
                                            ------------
                                               9,742,436
                                            ------------
OFFICE/INDUSTRIAL  34.6%
Arden Realty, Inc. .............  367,500      7,372,969
Beacon Capital Partners Inc.,
  144A --
  Private Placement (a) (b)
  (c)...........................  271,300      4,247,473
BCP Voting Trust, 144A (a) (b)
  (c)...........................   12,233      1,178,527
Boston Properties, Inc..........   37,000      1,151,625
Brandywine Realty Trust.........  308,700      5,054,962
CarrAmerica Realty Corp.........  266,900      5,638,262

Description                       Shares    Market Value
--------------------------------------------------------
OFFICE/INDUSTRIAL (CONTINUED)
EastGroup Properties, Inc. .....   10,200   $    188,700
Equity Office Properties
  Trust.........................  198,411      4,885,871
Great Lakes REIT, Inc. .........  404,375      5,812,891
Pacific Gulf Properties,
  Inc. .........................  307,600      6,228,900
Prime Group Realty Trust........  323,600      4,914,675
ProLogis Trust..................   15,100        290,675
Trizec Hahn Corp................   60,900      1,027,688
Wellsford Real Properties, Inc.,
  144A -- Private Placement (a)
  (b)...........................  447,242      3,801,557
                                            ------------
                                              51,794,775
                                            ------------
SELF-STORAGE  5.5%
PS Business Parks, Inc. ........  126,920      2,887,430
Public Storage, Inc. ...........  207,438      4,706,250
Shurgard Storage Centers, Inc.,
  Class A.......................   27,800        644,612
                                            ------------
                                               8,238,292
                                            ------------
SHOPPING CENTERS  8.3%
Acadia Realty Trust.............   28,300        130,888
Burnham Pacific Properties,
  Inc. .........................  650,882      6,102,019
Federal Realty Investment
  Trust.........................  189,800      3,570,612
Pan Pacific Retail Properties,
  Inc. .........................  126,100      2,057,006
Philips International Realty
  Corp..........................    5,900         96,981
Ramco-Gershenson Properties
  Trust.........................    2,000         25,250
Vornado Realty Trust............   13,700        445,250
                                            ------------
                                              12,428,006
                                            ------------
SHOPPING MALLS  8.0%
Rouse Co. ......................   26,000        552,500
Simon Property Group, Inc. .....  128,200      2,940,588
Taubman Centers, Inc. ..........  701,742      7,543,726
Urban Shopping Centers, Inc. ...   33,400        905,975
                                            ------------
                                              11,942,789
                                            ------------
TOTAL COMMON AND PREFERRED STOCKS........    142,167,000
CONVERTIBLE CORPORATE OBLIGATIONS  1.2%
Brookfield Properties
  Corp. -- Installment Receipts
  Representing Subordinated Debenture
  ($2,262,000 par, 6.00% Coupon, 02/14/07
  Maturity) (Canada).....................      1,755,068
                                            ------------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $161,485,448)....................    143,922,068
REPURCHASE AGREEMENT  2.3%
Warburg Dillon Read ($3,475,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $3,475,753)
  (Cost $3,475,000)......................      3,475,000
                                            ------------
TOTAL INVESTMENTS  98.5%
  (Cost $164,960,448)....................    147,397,068
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.5%......................      2,182,201
                                            ------------
NET ASSETS  100.0%.......................   $149,579,269
                                            ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Security values at fair value.

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF ASSETS AND
                                  LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $164,960,448).......................  $147,397,068
Cash........................................................     1,442,104
Receivables:
  Dividends.................................................     1,508,371
  Portfolio Shares Sold.....................................        49,732
  Interest..................................................        47,802
Unamortized Organizational Costs............................           849
Other.......................................................         6,719
                                                              ------------
      Total Assets..........................................   150,452,645
                                                              ------------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       626,028
  Investment Advisory Fee...................................       118,533
  Distributor and Affiliates................................        26,600
Trustees' Deferred Compensation and Retirement Plans........        52,228
Accrued Expenses............................................        49,987
                                                              ------------
      Total Liabilities.....................................       873,376
                                                              ------------
NET ASSETS..................................................  $149,579,269
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $169,606,644
Accumulated Undistributed Net Investment Income.............     6,546,576
Accumulated Net Realized Loss...............................    (9,008,522)
Net Unrealized Depreciation.................................   (17,565,429)
                                                              ------------
NET ASSETS..................................................  $149,579,269
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $149,579,269 and 12,090,590 shares
    of beneficial interest issued and outstanding)..........  $      12.37
                                                              ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $  8,282,018
Interest....................................................       234,014
                                                              ------------
      Total Income..........................................     8,516,032
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,761,084
Custody.....................................................        46,692
Trustees' Fees and Related Expenses.........................        25,783
Shareholder Services........................................        16,996
Legal.......................................................         9,855
Amortization of Organizational Costs........................         1,365
Other.......................................................       121,312
                                                              ------------
      Total Expenses........................................     1,983,087
      Investment Advisory Fee Reduction.....................        39,541
      Less Credits Earned on Cash Balances..................         7,106
                                                              ------------
      Net Expenses..........................................     1,936,440
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,579,592
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (2,236,925)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (7,525,146)
                                                              ------------
  End of the Period:
      Investments...........................................   (17,563,380)
      Foreign Currency Translation..........................        (2,049)
                                                              ------------
                                                               (17,565,429)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (10,040,283)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(12,277,208)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (5,697,616)
                                                              ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO     STATEMENT OF CHANGES IN NET
                                     ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  6,579,592        $ 11,836,164
Net Realized Loss...........................................     (2,236,925)         (6,375,125)
Net Unrealized Depreciation During the Period...............    (10,040,283)        (38,598,410)
                                                               ------------        ------------
Change in Net Assets from Operations........................     (5,697,616)        (33,137,371)
                                                               ------------        ------------
Distributions from Net Investment Income....................    (11,849,805)           (453,855)
Distributions from Net Realized Gain........................            -0-          (4,452,811)
                                                               ------------        ------------
Total Distributions.........................................    (11,849,805)         (4,906,666)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (17,547,421)        (38,044,037)
                                                               ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     72,449,932          88,276,432
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     11,849,796           4,906,666
Cost of Shares Repurchased..................................   (126,003,752)       (145,715,375)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (41,704,024)        (52,532,277)
                                                               ------------        ------------
TOTAL DECREASE IN NET ASSETS................................    (59,251,445)        (90,576,314)
NET ASSETS:
Beginning of the Period.....................................    208,830,714         299,407,028
                                                               ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $6,546,576
  and $11,817,690, respectively)............................   $149,579,269        $208,830,714
                                                               ============        ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO            FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                           July 3, 1995
                                                                                           (Commencement
                                                        Year Ended December 31,            of Investment
                                                 -------------------------------------    Operations) to
                                                  1999      1998      1997      1996     December 31, 1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......   $13.759   $15.846   $14.784   $ 10.74        $10.00
                                                 -------   -------   -------   -------        ------
  Net Investment Income.......................      .676      .781      .464      .217           .20
  Net Realized and Unrealized Gain/Loss.......    (1.150)   (2.597)    2.617     4.117         .6325
                                                 -------   -------   -------   -------        ------
Total from Investment Operations..............     (.474)   (1.816)    3.081     4.334         .8325
                                                 -------   -------   -------   -------        ------
Less:
  Distributions from Net Investment Income....      .913      .025      .470      .199         .0925
  Distributions from Net Realized Gain........       -0-      .246     1.549      .091           -0-
                                                 -------   -------   -------   -------        ------
Total Distributions...........................      .913      .271     2.019      .290         .0925
                                                 -------   -------   -------   -------        ------
Net Asset Value, End of the Period............   $12.372   $13.759   $15.846   $14.784        $10.74
                                                 =======   =======   =======   =======        ======
Total Return*.................................    (3.37%)  (11.62%)   21.47%    40.53%       8.35%**
Net Assets at End of the Period (In
  millions)...................................   $ 149.6   $ 208.8   $ 299.4   $ 167.5        $  8.6
Ratio of Expenses to Average Net Assets*......     1.10%     1.08%     1.07%     1.10%         2.50%
Ratio of Net Investment Income to Average Net
  Assets*.....................................     3.74%     4.72%     3.42%     5.06%         3.75%
Portfolio Turnover............................       23%      110%      177%       84%           85%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets.......     1.13%       N/A       N/A     1.27%         2.90%
Ratio of Net Investment Income to Average Net
  Assets......................................     3.71%       N/A       N/A     4.89%         3.36%

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description             Shares    Market Value
---------------------------------------------------------
COMMON STOCKS  97.7%
CONSUMER DISTRIBUTION  8.1%
Limited, Inc. ...................   14,650   $   634,528
May Department Stores Co. .......   31,235     1,007,329
Sears Roebuck & Co. .............   13,660       415,776
SYSCO Corp. .....................    5,910       233,814
Too, Inc. (a) ...................    2,911        50,215
TRW, Inc. .......................    1,400        72,713
                                             -----------
                                               2,414,375
                                             -----------
CONSUMER DURABLES  16.4%
Delphi Automotive Systems
  Corp. .........................    9,568       150,696
Eastman Kodak Co. ...............   22,380     1,482,675
General Motors Corp. ............   18,780     1,365,071
Genuine Parts Co. ...............   15,180       376,654
Goodyear Tire & Rubber Co. ......   18,230       513,858
Masco Corp. .....................   12,800       324,800
Maytag Corp. ....................    7,670       368,160
Newell Rubbermaid, Inc. .........   10,770       312,330
                                             -----------
                                               4,894,244
                                             -----------
CONSUMER NON-DURABLES  13.7%
Anheuser-Busch Cos., Inc. .......    4,000       283,500
Avon Products, Inc. .............    9,730       321,090
General Mills, Inc. .............   26,450       945,587
H. J. Heinz Co. .................   12,850       511,591
Philip Morris Cos., Inc. ........   43,030       997,758
Sara Lee Corp. ..................   47,070     1,038,482
                                             -----------
                                               4,098,008
                                             -----------
CONSUMER SERVICES  3.2%
McGraw-Hill, Inc. ...............   14,620       900,958
Service Corp. International .....    7,020        48,701
                                             -----------
                                                 949,659
                                             -----------
ENERGY  9.0%
Chevron Corp. ...................   14,050     1,217,081
Exxon Mobil Corp. ...............   18,370     1,479,933
                                             -----------
                                               2,697,014
                                             -----------
FINANCE  5.3%
J.P. Morgan & Co., Inc. .........   12,470     1,579,014
                                             -----------
HEALTHCARE  1.8%
Abbott Laboratories, Inc. .......   15,060       546,866
                                             -----------

           Description             Shares    Market Value
---------------------------------------------------------
PRODUCER MANUFACTURING  16.9%
Caterpillar, Inc. ...............   27,550   $ 1,296,572
Dana Corp. ......................   13,430       402,061
Deere & Co. .....................    6,620       287,143
Emerson Electric Co. ............    6,710       384,986
Minnesota Mining & Manufacturing
  Co. ...........................   18,140     1,775,452
Parker-Hannifin Corp. ...........    8,000       410,500
Textron, Inc. ...................    5,450       417,947
Xerox Corp. .....................    3,680        83,490
                                             -----------
                                               5,058,151
                                             -----------
RAW MATERIALS/PROCESSING INDUSTRIES  14.6%
Air Products & Chemicals,
  Inc. ..........................   13,160       441,682
E. I. Du Pont de Nemours &
  Co. ...........................   22,650     1,492,069
International Paper Co. .........   14,920       842,047
PPG Industries, Inc. ............    6,280       392,893
Sherwin-Williams Co. ............   57,390     1,205,190
                                             -----------
                                               4,373,881
                                             -----------
TRANSPORTATION  1.7%
Burlington Northern Santa Fe
  Corp. .........................   20,910       507,067
                                             -----------
UTILITIES  7.0%
Bell Atlantic Corp. .............   11,770       724,591
BellSouth Corp. .................    4,760       222,828
SBC Communications, Inc. ........   23,370     1,139,287
                                             -----------
                                               2,086,706
                                             -----------
TOTAL LONG-TERM INVESTMENTS
  (Cost $29,816,792) .....................    29,204,985
REPURCHASE AGREEMENT  1.1%
Warburg Dillon Read ($329,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $329,071) (Cost $329,000) ...........       329,000
                                             -----------
TOTAL INVESTMENTS  98.8%
  (Cost $30,145,792) .....................    29,533,985
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.2% ......................       358,483
                                             -----------
NET ASSETS  100.0% .......................   $29,892,468
                                             ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $30,145,792)........................  $29,533,985
Cash........................................................      311,973
Receivables:
  Dividends.................................................       73,343
  Interest..................................................           88
Unamortized Organizational Costs............................       22,749
Other.......................................................        1,142
                                                              -----------
      Total Assets..........................................   29,943,280
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        7,862
  Distributor and Affiliates................................        2,717
Accrued Expenses............................................       21,392
Trustees' Deferred Compensation and Retirement Plans........       18,841
                                                              -----------
      Total Liabilities.....................................       50,812
                                                              -----------
NET ASSETS..................................................  $29,892,468
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $29,290,998
Accumulated Net Realized Gain...............................      723,277
Accumulated Undistributed Net Investment Income.............      490,000
Net Unrealized Depreciation.................................     (611,807)
                                                              -----------
NET ASSETS..................................................  $29,892,468
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $29,892,468 and 2,548,299 shares
    of beneficial interest issued and outstanding)..........  $     11.73
                                                              ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $   642,826
Interest....................................................       34,321
                                                              -----------
    Total Income............................................      677,147
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      137,236
Custody.....................................................       29,067
Accounting..................................................       17,331
Audit.......................................................       16,793
Trustees' Fees and Related Expenses.........................       15,694
Shareholder Services........................................       15,481
Amortization of Organizational Costs........................        8,001
Legal.......................................................        1,732
Other.......................................................        7,622
                                                              -----------
    Total Expenses..........................................      248,957
    Investment Advisory Fee Reduction.......................       69,223
    Less Credits Earned on Overnight Cash Balances..........          122
                                                              -----------
    Net Expenses............................................      179,612
                                                              -----------
NET INVESTMENT INCOME.......................................  $   497,535
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   757,354
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,218,605
  End of the Period.........................................     (611,807)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,830,412)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,073,058)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (575,523)
                                                              ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   497,535         $   228,843
Net Realized Gain...........................................        757,354              27,796
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (1,830,412)          1,211,770
                                                                -----------         -----------
Change in Net Assets from Operations........................       (575,523)          1,468,409
                                                                -----------         -----------
Distributions from Net Investment Income....................       (236,337)             (6,617)
Distributions from Net Realized Gain........................        (61,873)                -0-
                                                                -----------         -----------
Total Distributions.........................................       (298,210)             (6,617)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (873,733)          1,461,792
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     14,861,659          19,135,086
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        295,270               6,375
Cost of Shares Purchased....................................     (5,799,584)         (1,720,599)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      9,357,345          17,420,862
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................      8,483,612          18,882,654
NET ASSETS:
Beginning of the Period.....................................     21,408,856           2,526,202
                                                                -----------         -----------
End of Period (Including accumulated undistributed net
  investment income of $490,000 and $228,802,
  respectively).............................................    $29,892,468         $21,408,856
                                                                ===========         ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     November 3, 1997
                                                                                                       (Commencement
                                                                                                       of Investment
                                                          Year Ended             Year Ended           Operations) to
                                                       December 31, 1999      December 31, 1998      December 31, 1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........           $11.932                $10.245                $10.000
                                                            -------                -------                -------
  Net Investment Income..........................              .182                   .113                   .027
  Net Realized and Unrealized Gain/Loss..........             (.236)                 1.586                   .218
                                                            -------                -------                -------
Total from Investment Operations.................             (.054)                 1.699                   .245
                                                            -------                -------                -------
Less:
  Distributions from Net Investment Income.......              .117                   .012                    -0-
  Distributions from Net Realized Gain...........              .031                    -0-                    -0-
                                                            -------                -------                -------
Total Distributions..............................              .148                   .012                    -0-
                                                            -------                -------                -------
Net Asset Value, End of the Period...............           $11.730                $11.932                $10.245
                                                            =======                =======                =======
Total Return*....................................             (.47%)                16.51%                  2.45%**
Net Assets at End of the Period (In millions)....           $  29.9                $  21.4                $   2.5
Ratio of Expenses to Average Net Assets*.........              .65%                   .65%                   .61%
Ratio of Net Investment Income to Average Net
  Assets*........................................             1.81%                  2.01%                  2.67%
Portfolio Turnover...............................               43%                    10%                     0%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been lower
   and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........              .91%                  1.25%                  2.59%
Ratio of Net Investment Income to Average Net
  Assets.........................................             1.55%                  1.41%                   .68%

** Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio(1) ("Asset Allocation"), Comstock Portfolio ("Comstock"), Domestic Income Portfolio(1) ("Domestic Income"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio(1) ("Global Equity"), Government Portfolio(1) ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio(1) ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.
    The goals of the Portfolios are as follows: Comstock seeks capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks; Emerging Growth seeks capital appreciation by investing principally in common stocks of emerging growth companies; Enterprise seeks capital appreciation by investing principally in common stocks of growth companies; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of high dividend yielding equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.
    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

---------------

(1) These Portfolios are included under a separate cover.

                               December 31, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Emerging Growth, Real Estate and Strategic Stock have reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with each Portfolio's organization in the amount of $6,828, $6,828 and $40,000, respectively per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000, July 2, 2000 and November 4, 2002, respectively. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by Van Kampen are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1999 along with its expiration dates. The table also presents the identified cost of investments at December 31, 1999 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                                        EMERGING
                                                         COMSTOCK        GROWTH        ENTERPRISE
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward..................            --              --              --
Expiration dates of capital loss carryforward.......            --              --              --
Amount expiring on 12/31/99.........................            --              --              --
Identified cost.....................................    $1,660,613    $161,852,388    $113,929,111
Gross unrealized appreciation.......................        54,641      99,616,088      61,484,805
Gross unrealized depreciation.......................       145,284         425,133       2,498,135
Net unrealized appreciation/depreciation............       (90,643)     99,190,955      58,986,670

                                                          GROWTH
                                                            AND            REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward..................             --    $  7,806,768             --
Expiration dates of capital loss carryforward.......             --       2006-2007             --
Amount expiring on 12/31/99.........................             --              --             --
Identified cost.....................................    $45,975,629    $166,270,627    $30,487,276
Gross unrealized appreciation.......................      7,894,730       3,745,270      2,021,719
Gross unrealized depreciation.......................      1,929,370      22,618,829      2,975,010
Net unrealized appreciation/depreciation............      5,965,360     (18,873,559)      (953,291)

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of losses relating to wash sale transactions and gains recognized for tax purposes on open future positions at December 31, 1999.

                               December 31, 1999
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--Comstock, Emerging Growth, Enterprise, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified.

                                                                     EMERGING            REAL
                                                                      GROWTH            ESTATE
------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income/Loss........         $ 127,437(a)      $(901)(b)
Accumulated Net Realized Gain/Loss..........................                --           901(b)
Capital.....................................................          (127,437)(a)        --

(a) A permanent difference related to a net operating loss has been reclassified from accumulated net investment loss to capital.
(b) For federal Income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

G. EXPENSE REDUCTIONS--During the year ended December 31, 1999, custody fees were reduced by the following amounts as a result of credits earned on overnight cash balances:

                                                                         GROWTH
                                                 EMERGING                 AND      REAL    STRATEGIC
                                      COMSTOCK    GROWTH    ENTERPRISE   INCOME   ESTATE     STOCK
----------------------------------------------------------------------------------------------------
Credits earned on overnight cash
  balances...........................   $22        $292       $2,834      $64     $7,106     $122

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
     First $500 million.....................................   .50%
     Next $500 million......................................   .45%
     Over $1 billion........................................   .40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Emerging Growth.............................................   .70%
Comstock, Growth and Income
     First $500 million.....................................   .60%
     Over $500 million......................................   .55%
Real Estate.................................................  1.00%
Strategic Stock.............................................   .50%
     First $500 million.....................................   .50%
     Over $500 million......................................   .45%

                               December 31, 1999
--------------------------------------------------------------------------------

    In relation to Real Estate, the Adviser has entered into a subadvisory agreement, dated October 1, 1998, with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.
    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Enterprise, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

-------------------------------------------------------------------
Comstock....................................................   .95%
Emerging Growth.............................................   .85%
Enterprise..................................................   .60%
Growth and Income...........................................   .75%
Real Estate.................................................  1.10%
Strategic Stock.............................................   .65%

    Other transactions with affiliates during the year ended December 31, 1999 were as follows:

                                                                         EMERGING
                                                              COMSTOCK    GROWTH    ENTERPRISE
----------------------------------------------------------------------------------------------
Accounting..................................................   $22,100   $25,900     $42,900
Shareholder servicing agent's fees..........................     8,800    15,000      15,100
Legal (Skadden Arps)........................................       400     8,200       7,200

                                                               GROWTH
                                                                AND       REAL     STRATEGIC
                                                               INCOME    ESTATE      STOCK
--------------------------------------------------------------------------------------------
Accounting..................................................   $22,700   $66,600    $17,300
Shareholder servicing agent's fees..........................    15,000    15,000     14,900
Legal (Skadden Arps)........................................     2,800     9,900      1,700

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.
    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.
    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.
    At December 31, 1999, Van Kampen owned 100,000 shares of Comstock, 10 shares of Emerging Growth, 54,451 shares of Growth and Income, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

                               December 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    For the year ended December 31, 1999, share transactions were as follows:

                                                                          EMERGING
                                                          COMSTOCK         GROWTH       ENTERPRISE
---------------------------------------------------------------------------------------------------
Beginning Shares....................................         100,000(1)    1,477,759      5,518,824
Sales...............................................          70,595       5,233,873      1,916,479
Dividend Reinvestment...............................             838             -0-        445,355
Repurchases.........................................            (194)     (1,011,402)    (1,210,786)
                                                        ------------    ------------    -----------
Ending Shares.......................................         171,239       5,700,230      6,669,872
                                                        ============    ============    ===========
Capital at 12/31/99.................................    $  1,668,635    $163,220,121    $96,272,278
                                                        ============    ============    ===========

                                                        GROWTH AND         REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Beginning Shares....................................      2,225,645      15,178,156      1,794,237
Sales...............................................      1,413,376       5,498,923      1,206,873
Dividend Reinvestment...............................        209,139         972,091         24,667
Repurchases.........................................       (428,188)     (9,558,580)      (477,478)
                                                        -----------    ------------    -----------
Ending Shares.......................................      3,419,972      12,090,590      2,548,299
                                                        ===========    ============    ===========
Capital at 12/31/99.................................    $45,852,112    $169,606,644    $29,290,998
                                                        ===========    ============    ===========

(1) Portfolio commenced investment operations on April 30, 1999.

    At December 31, 1999, with the exception of Van Kampen's ownership of shares of certain portfolios, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.
    For the year ended December 31, 1998, share transactions were as follows:

                                                                 EMERGING
                                                                  GROWTH       ENTERPRISE
------------------------------------------------------------------------------------------
Beginning Shares............................................        637,815      5,452,063
Sales.......................................................      1,341,978      1,178,203
Dividend Reinvestment.......................................            260         59,530
Repurchases.................................................       (502,294)    (1,170,972)
                                                                -----------    -----------
Ending Shares...............................................      1,477,759      5,518,824
                                                                ===========    ===========
Capital at 12/31/98.........................................    $25,032,872    $70,347,091
                                                                ===========    ===========

                                                        GROWTH AND         REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Beginning Shares....................................        966,202      18,894,267        246,576
Sales...............................................      1,366,787       6,057,194      1,699,551
Dividend Reinvestment...............................          1,387         326,458            557
Repurchases.........................................       (108,731)    (10,099,763)      (152,447)
                                                        -----------    ------------    -----------
Ending Shares.......................................      2,225,645      15,178,156      1,794,237
                                                        ===========    ============    ===========
Capital at 12/31/98.................................    $28,125,068    $211,310,668    $19,933,653
                                                        ===========    ============    ===========

                               December 31, 1999
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding forward commitment transactions and short-term investments, were:

                                                                    GROWTH
                                      EMERGING                        AND           REAL        STRATEGIC
                        COMSTOCK       GROWTH       ENTERPRISE      INCOME         ESTATE         STOCK
----------------------------------------------------------------------------------------------------------
Purchases............  $1,730,621   $197,028,186   $151,278,655   $49,273,465   $ 40,292,613   $20,576,214
Sales................     417,981     82,187,255    154,408,090    37,306,260     88,414,424    11,302,906

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                                   NUMBER OF CONTRACTS
                                                              ENTERPRISE   GROWTH AND INCOME
--------------------------------------------------------------------------------------------
Outstanding at December 31, 1998............................       0                5
Futures Opened..............................................      46               18
Futures Closed..............................................       0               17
                                                                 ---              ---
Outstanding at December 31, 1999............................      46                6
                                                                 ===              ===

                               December 31, 1999
--------------------------------------------------------------------------------

    The futures contracts outstanding at December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              NUMBER OF   APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
----------------------------------------------------------------------------------------
ENTERPRISE
  LONG CONTRACTS
  S&P 500 Index Futures -- Mar 00
     (Current notional value of $371,050 per contract)......     46          $345,142
                                                                 ==          ========
GROWTH AND INCOME
  LONG CONTRACTS
  S&P 500 Index Futures -- Mar 00
     (Current notional value of $371,050 per contract)......      6          $176,238
                                                                 ==          ========

B. FORWARD COMMITMENTS--Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. There were no forward bond commitments outstanding as of December 31, 1999.

6. BORROWINGS
In accordance with its investment policies, the Portfolios may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Portfolios, in conjunction with certain other funds of Van Kampen, have entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Portfolio is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Portfolio will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Portfolio incurs based on its pro-rata percentage of quarterly net assets. The Portfolios did not borrow against the credit facility during the period.

                           PART C. OTHER INFORMATION
ITEM 23. EXHIBITS.


(a) (1)       First Amended and Restated Agreement and Declaration of
              Trust(1)
    (2)       Certificate of Amendment(1)
    (3)       Second Certificate of Amendment(7)
    (4)       Third Amended and Restated Certificate of Designation of
              Enterprise Portfolio+
    (5)       Third Amended and Restated Certificate of Designation of
              Domestic Income Portfolio+
    (6)       Second Amended and Restated Certificate of Designation of
              Emerging Growth Portfolio+
    (7)       Second Amended and Restated Certificate of Designation of
              Global Equity Portfolio+
    (8)       Second Amended and Restated Certificate of Designation of
              Government Portfolio+
    (9)       Second Amended and Restated Certificate of Designation of
              Money Market Portfolio+
    (10)      Third Amended and Restated Certificate of Designation of
              Asset Allocation Portfolio+
    (11)      Third Amended and Restated Certificate of Designation of
              Morgan Stanley Real Estate Securities Portfolio+
    (12)      Second Amended and Restated Certificate of Designation of
              Growth and Income Portfolio+
    (13)      First Amended and Restated Certificate of Designation of
              Strategic Stock Portfolio+
    (14)      First Amended and Restated Certificate of Designation of
              Comstock Portfolio+
(b)           Amended and Restated Bylaws(1)
(c)           Not applicable
(d) (1)       Investment Advisory Agreement for Asset Allocation
              Portfolio, Domestic Income Portfolio, Enterprise Portfolio,
              Government Portfolio and Money Market Portfolio(5)
    (2)(i)    Investment Advisory Agreement for Emerging Growth
              Portfolio(5)
    (ii)      Amendment One to the Investment Advisory Agreement for
              Emerging Growth Portfolio+
    (3)(i)    Investment Advisory Agreement for Global Equity Portfolio(5)
    (ii)      Amendment One to the Investment Advisory Agreement for
              Global Equity Portfolio+
    (4)       Investment Sub-Advisory Agreement for Global Equity
              Portfolio(5)
    (5)(i)    Investment Advisory Agreement for Morgan Stanley Real Estate
              Securities Portfolio(5)
    (ii)      Amendment One to the Investment Advisory Agreement for
              Morgan Stanley Real Estate Securities Portfolio+
    (6)       Investment Advisory Agreement for Growth and Income
              Portfolio(5)
    (7)       Investment Advisory Agreement for Strategic Stock
              Portfolio(5)
    (8)       Investment Advisory Agreement for Comstock Portfolio(6)
(e) (1)       Distribution and Service Agreement(5)
    (2)       Form of Participation Agreement+
(f) (1)       Form of Trustee Deferred Compensation Plan(8)
    (2)       Form of Trustee Retirement Plan(8)
(g) (1)       Custodian Contract(4)
    (2)       Transfer Agency and Service Agreement(6)
(h) (1)       Data Access Services Agreement(3)
    (2)       Fund Accounting Agreement(6)
(i) (1)       Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
              (Illinois)(6)
    (2)       Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
(j)           Consent of Independent Accountants+
(k)           Not applicable
(l) (1)       Investment Letter dated April 4, 1986 for the Government
              Portfolio and Common Stock Portfolio and Money Market
              Portfolio(7)
    (2)       Investment Letter dated July 3, 1995 for the Emerging Growth
              Portfolio, Global Equity Portfolio and Morgan Stanley Real
              Estate Securities Portfolio(2)
(m) (1)       Plan of Distribution Pursuant to Rule 12b-1+
    (2)       Service Plan+

      (n)             not applicable
      (o)             Multiclass Plan
      (p)  (1)        Form of Code of Ethics for the Funds, investment adviser and distributor+
           (2)        Form of Code of Ethics for the subadviser+
      (q)             Power of Attorney+
      (z)  (1)        List of certain investment companies in response to Item 27(a)+
           (2)        List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, filed March 27, 1998.


(5) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1998.



(6) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed May 18, 1998.



(7) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 1, 1999.



(8) Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of Van Kampen Harbor Fund, File Number 2-12685, filed April 29, 1999.



  +  Filed herewith.



 ++  To be filed by further amendment.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the prospectus and statement of additional information.

ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.



     Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust. Article 8; Section 8.4 of the Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office,
(iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.



     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:



     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.



     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.



     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.



     See also "Investment Advisory Agreement" in the Statement of Additional Information.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen Fund Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).

     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with the Distributor of each of the directors and officers are disclosed in Exhibit (z)(2) incorporated herein by reference. Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkway Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN LIFE INVESTMENT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 27th day of April, 2000.


                                      VAN KAMPEN LIFE INVESTMENT TRUST


                                      By       /s/ A. THOMAS SMITH III

                                        ----------------------------------------

                                                  A. Thomas Smith III,

                                                       Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on April 27, 2000 by the following persons in the capacities indicated:



Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief
-----------------------------------------------------    Financial Officer and Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                  Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                   Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

    * Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith

               /s/ A. THOMAS SMITH III
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact



                                                                  April 27, 2000

                            SCHEDULE OF EXHIBITS TO

                   POST-EFFECTIVE AMENDMENT NO. 29 FORM N-1A

                              AS SUBMITTED TO THE
                       SECURITIES AND EXCHANGE COMMISSION


  EXHIBIT
   NUMBER                               EXHIBIT
  -------                               -------
(a) (4)       Third Amended and Restated Certificate of Designation of
              Enterprise Portfolio
    (5)       Third Amended and Restated Certificate of Designation of
              Domestic Income Portfolio
    (6)       Second Amended and Restated Certificate of Designation of
              Emerging Growth Portfolio
    (7)       Second Amended and Restated Certificate of Designation of
              Global Equity Portfolio
    (8)       Second Amended and Restated Certificate of Designation of
              Government Portfolio
    (9)       Second Amended and Restated Certificate of Designation of
              Money Market Portfolio
    (10)      Third Amended and Restated Certificate of Designation of
              Asset Allocation Portfolio
    (11)      Third Amended and Restated Certificate of Designation of
              Morgan Stanley Real Estate Securities Portfolio
    (12)      Second Amended and Restated Certificate of Designation of
              Growth and Income Portfolio
    (13)      First Amended and Restated Certificate of Designation of
              Strategic Stock Portfolio
    (14)      First Amended and Restated Certificate of Designation of
              Comstock Portfolio
(d) (2)(ii)   Amendment One to the Investment Advisory Agreement for
              Emerging Growth Portfolio
(d) (3)(ii)   Amendment One to the Investment Advisory Agreement for
              Global Equity Portfolio
(d) (5)(ii)   Amendment One to the Investment Advisory Agreement for
              Morgan Stanley Real Estate Securities Portfolio
(e) (2)       Form of Participation Agreement
(i) (2)       Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)           Consent of Independent Accountants
(m) (1)       Plan of Distribution Pursuant to Rule 12b-1
    (2)       Service Plan
(o)           Multiclass Plan
(p) (1)       Form of Code of Ethics for the Funds, investment adviser and distributor
    (2)       Form of Code of Ethics for the subadviser
(q)           Power of Attorney
(z) (1)       List of certain investment companies in response to Item
              27(a)
    (2)       List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)